UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE   68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 6/30/14

ITEM 1.  REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Small-Cap Insider Buying Fund

Catalyst HedgedInsider Buying Fund

(Formerly Catalyst Strategic Insider Fund)

Catalyst Insider Buying Fund

Catalyst Insider Long/Short Fund

Catalyst Event Arbitrage Fund

Catalyst Hedged Futures Strategy Fund

Catalyst Dynamic Alpha Fund

(Formerly Catalyst/CP Core Equity Fund)

Catalyst/EquityCompass Buyback Strategy Fund

Catalyst/Groesbeck Growth of Income Fund

Catalyst/Lyons Hedged Premium Return Fund

Catalyst/Lyons Tactical Allocation Fund

Catalyst Macro Strategy Fund

Catalyst/MAP Global Capital Appreciation Fund

Catalyst/MAP Global Total Return Income Fund

Catalyst/Princeton Floating Rate Income Fund

Catalyst/SMH High Income Fund

Catalyst/SMH Total Return Income Fund

June 30, 2014

Mutual Fund Series Trust

July31, 2014

Catalyst Small-Cap Insider Buying Fund

Dear Fellow Shareholders,

We are pleased to report a very strong year for the Catalyst Small-Cap Insider Buying Fund (CTVAX, CTVCX & CTVIX). The Fund’s 38.94% trailing year return has outperformed the S&P 500 Total Return Index by +14.33% and the Russell 2000 Total Return Index by +15.30%. We believe the significant outperformance reflects the strength of the insider buying information signal that we use to make our investment decisions.

Investment Strategy

The Fund uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Changes since Last Annual Report

Since our last annual report, we’ve made a number of changes:

•

We increased our maximum market capitalization to $4 billion from $2 billion. While we intend to still emphasize small/micro-cap companies rather than larger small-cap companies, we believe this change allows us to avoid the type of situation we witnessed in 2011 when the fear of a double-dip recession led to a massive selloff of the smallest companies. During this time, there was a significant disconnect between the performance of small-cap stocks and micro-cap stocks.

•

We removed the “value” requirement from the Fund’s investment strategy. Some of the best insider buying signals may come from non-“value” companies, such as biotechnology companies. Through our research, we found that significant insider buying in certain growth stocks has the potential to generate significant alpha.

•

We renamed the Fund the Catalyst Small-Cap Insider Buying Fund. The name change was implemented to better reflect the Fund’s investment strategy.

Fiscal Year 2014 Performance

The Catalyst Small-Cap Insider Buying Fund outperformed both the S&P 500 Total Return Index and the Russell 2000 Total Return Index for the trailing year, up 38.94% compared to 24.61% for the S&P 500 Total Return Index and 23.64% for the Russell 2000 Total Return Index. Furthermore, the Fund is outperforming both benchmarks

 2014 year-to-date (YTD) with a return of 9.05% versus 7.14% for the S&P 500 Total Return Index and 3.19% for the Russell 2000 Total Return Index.We are pleased with this significant outperformance and believe that it aligns with our research and analysis of the insider buying investment strategy.

The Fund’s total returns for 2014 YTD through 06/30/14, the fiscal year ended 06/30/14 and for the period since inception through 06/30/14 as compared to the S&P 500 Total Return Index (1)and Russell 2000 Total Return Index (2) were as follows:

	2014 YTD (06/30/14)	Fiscal Year Ended (06/30/14)	Since Inception (07/31/06)[3]
Class A without sales charge	9.05%	38.94%	9.90%
Class A with sales charge	2.81%	30.95%	9.08%
Class C	8.65%	37.92%	9.15%
Class I (Inception Date – 3/27/09)	9.16%	39.24%	23.31%
S&P 500 Total Return Index[1]	7.14%	24.61%	7.86%
Russell 2000 Total Return Index[2]	3.19%	23.64%	8.44%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Holdings

We hold companies with market capitalizations of less than $4 billion and emphasize small/micro-cap companies. From our historical research, we found that there are generally about 50 to 75 stocks that meet our requirements. As of June 30, 2014, we held 64 names with significant insider buying.

As of June 30, 2014, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Portfolio
OPKO Health, Inc.	3.3%
Nuverra Environmental Solutions, Inc.	2.9%
Comverse Inc.	2.8%
Quiksilver, Inc.	2.2%
Regis Corp.	2.2%

Percentages in the above table are based on market value (excluding collateral)of the Fund’s portfolio as of June 30, 2014 and are subject to change and should not be considered investment advice.

As of June 30, 2014, the Fund’s equity holdings were divided among economic industries as follows (unaudited):

Industry[4] (Common Stock)
Aerospace & Defense	1.30%	Insurance	1.21%
Banks	3.12%	Internet Software & Services	4.20%
Biotechnology	15.45%	Machinery	2.96%
Capital Markets	2.12%	Oil, Gas & Consumable Fuels	9.36%
Commercial Services & Supplies	2.83%	Pharmaceuticals	2.37%
Construction & Engineering	1.35%	Real Estate Investment Trusts	6.00%
Consumer Finance	0.89%	Real Estate Management & Development	0.53%
Containers & Packaging	1.31%	Semiconductors & Semiconductor Equipment	1.96%
Diversified Consumer Services	2.20%	Software	4.37%

Energy Equipment & Services	5.72%	Specialty Retail	3.46%
Food & Staples Retailing	4.59%	Textiles, Apparel & Luxury Goods	2.23%
Health Care Equipment & Supplies	2.59%	Thrifts & Mortgage Finance	2.76%
Health Care Providers & Services	1.41%	Trading Companies & Distributors	2.04%
Hotels Restaurants & Leisure	6.06%	Total Common Stock:	94.39%

Industry[4] (Warrants)		Cash
Chemicals	3.95%	Money Market Fund	1.66%
Total Warrants:	3.95%	Total Portfolio:	100%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2014 and are subject to change.

Summary

We hold what we believe to be a very attractive portfolio of stocks where the corporate insiders are buying in a significant way. These situations involve the top executives and directors, who likely know more about the company than any outsider, taking their own money and putting it back into the company through open market purchases. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy has the potential to significantly outperforms both the S&P 500 Total Return Index and Russell 2000 Total Return Index over the long run. We are pleased with the outperformance for fiscal year 2014, and we believe this performance aligns with how we’d expect the strategy to perform. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Small-Cap Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Small-Cap Insider Buying Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)The Russell 2000 Total Return Index is generally representative of the U.S. small-capitalization stock market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track; and individuals cannot invest directly in any index; although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Small-

Cap Insider Buying Fund may or may not purchase the types of securities represented by the Russell 2000 Total Return Index.

(3)Since inception returns assume inception date of 07/31/2006. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(4) Breakout by GICS Industry.

4264-NLD-8/4/2014

Catalyst Small-Cap Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

		1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A		38.94%	11.63%	17.51%	9.90%
Class A with load		30.95%	9.45%	16.12%	9.08%
Class C		37.92%	10.79%	16.83%	9.15%
Class I		39.24%	11.90%	17.81%	21.31%
S&P 500 Total Return Index(a)		24.61%	16.58%	18.83%	7.86%
Russell 2000 Value Total Return Index(b)		23.64%	14.57%	20.21%	8.44%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 1.97% for Class A, 2.72% for Class C, and 1.72% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

(b) The Russell 2000 Value Total Return Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

** Inception date is July 31, 2006 for Class A, Class C and the Benchmarks, and March 27, 2009 for Class I.
Comparison of the Change in Value of a $10,000 Investment

	Top 10 Holdings by Industry		% of Net Assets
	Biotechnology		9.9%
	Pharmaceuticals		9.3%
	Retail		5.6%
	Oil & Gas		4.4%
	REITS		4.3%
	Entertainment		4.0%
	Chemicals		3.9%
	Environmental Control		3.6%
	Commercial Services		3.5%
	Pipelines		3.5%
	Other/Cash & Equivalents		48.0%
			100.0%

July31, 2014

Catalyst Hedged Insider Buying Fund

Dear Fellow Shareholders,

We are pleased to report that the Catalyst Hedged Insider Buying Fund, formerly the Catalyst Strategic Insider Fund (STVAX, STVCX & STVIX) continues to perform to our expectations. The Fund seeks to provide investors upside with reduced volatility while also attempting to protect during market downturns. Since inception in 2010, the Fund has generated an annualized return of 14.04% with volatility of only 9.73%. The Fund was up 24.07% for the trailing year, outperforming the Morningstar Long/Short Equity Category return of 11.54% by a wide margin. The Fund has generated these returns with impressive statistics.

	STVAX	Category
Aggregate Return	61.98%	19.70%
Alpha(1)	8.37%	0.00%
Beta(2)	1.20	1.00
R-Squared(3)	0.56	1.00
Sharpe Ratio(4)	1.26	0.34

Statistics since inception versus the Morningstar Long/Short Equity Category

We also measure the Fund’s performance by calculating the upside versus downside capture ratios (5)relative to the S&P 500 Total Return Index and compare that to the Morningstar Long/Short Equity Category’s upside versus downside capture ratios. The Fund continues to offer significantly better upside and downside capture ratios than the Morningstar Category for the past year and three years.

	STVAX	Category
1-Year Upside	79.59%	48.77%
1-Year Downside	15.34%	46.68%
3-Year Upside	63.87%	43.01%
3-Year Downside	50.00%	57.08%

Upside versus downside capture ratios relative to the S&P 500 Total Return Index for STVAX and the Morningstar Long/Short Equity Category

Investment Strategy

The Catalyst Hedged Insider Buying Fund seeks to offer investors an opportunity to invest in U.S. companies that are experiencing significant insider buying while using put options and covered call options on equity indexes in an attempt to reduce volatility and hedge against market downturns. The Fund uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Changes since Last Annual Report

Since our last annual report, we’ve made two changes:

•

We’ve changed the investment strategy regarding our hedging to specify put options and covered call options on equity indexes. With volatility at low levels, we believe the premium that we receive from writing covered call options on equity indexes is not sufficient. In an attempt to take advantage of this situation, we provided the Fund the option to purchase put options on equity indexes for hedging purposes.

•

We renamed the Fund the Catalyst Hedged Insider Buying Fund effective July 7, 2014. The name change was implemented to better reflect the Fund’s investment strategy.

Fiscal Year 2014 Performance

The Catalyst Hedged Insider Buying Fund has performed to our expectations for fiscal year ended 2014. The Fund has generated +20% returns with reduced risk and downside protection. When compared to other long/short funds in the Morningstar Long/Short Equity Category, the Fund has outperformed the category average by +12.74%. Although the Fund seeks to be fully hedged, we believe the significant upside is the result of the alpha from our corporate insider buying investment strategy. Similarly, we believe the insider strategy in combination with put options and covered call options has allowed us to provide the downside protection and reduced volatility.

The Fund’s total returns forthe fiscal year ended 06/30/14, the 3 years ended 06/30/14 and for the period since inception through 06/30/14 as compared to the S&P Mid-Cap400 Total Return Index(6) and Morningstar Long/Short Equity Category were as follows:

	Fiscal Year Ended (06/30/14)	3 Years Ended (06/30/14)	Since Inception (10/28/10)[7]
Class A without sales charge	24.07%	12.07%	14.04%
Class A with sales charge	16.95%	9.88%	12.21%
Class C	23.20%	11.41%	13.49%
S&P Mid-Cap 400 Total Return Index	25.24%	15.26%	17.87%
Morningstar Long/Short Equity	11.54%	5.16%	5.02%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Holdings

We emphasize holding approximately 30 to 40 mid-capitalization companies with significant insider buying. Through our historical research, we found that there are generally at least 30 stocks that meet our requirements. As of June 30, 2014, we held 32 names with significant insider buying.

As of June 30, 2014, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Portfolio
OPKO Health,Inc	3.9%
Dick’s Sporting Goods, Inc.	3.8%
Quiksilver, Inc.	3.8%
Clean Energy Fuels Corp.	3.6%
Intrexon Corp.	3.5%

Percentages in the above table are based on market value (excluding collateral)of the Fund’s portfolio as of June 30, 2014 and are subject to change and should not be considered investment advice.

As of June 30, 2014, the Fund’s equity holdings were divided among economic sectors as follows (unaudited):

Industry[8] (Common Stock)
Banks	2.90%	Insurance	2.53%
Biotechnology	9.51%	Internet Software & Services	5.89%
Capital Markets	3.42%	Media	2.33%
Commercial Services & Supplies	3.14%	Oil, Gas & Consumable Fuels	15.49%
Energy Equipment & Services	8.31%	Personal Products	2.37%
Food & Staples Retailing	5.00%	Specialty Retail	5.98%
Gas Utilities	3.07%	Textiles, Apparel & Luxury Goods	3.63%
Hotels Restaurants & Leisure	8.30%	Trading Companies & Distributors	3.37%
Industrial Conglomerates	3.09%	Total Common Stock:	88.34%

Options		Cash
Call & Put Options	6.40%	Money Market Fund	5.27%

		Total Portfolio:	100%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2014 and are subject to change.

Summary

We hold a portfolio of U.S. companies experiencing significant insider buying – situations where those that know the most about the company are taking their own money and putting it back in the company through open market purchases. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy has the potential to significantly outperform the market over the long run. We are pleased with the performance relative to the more relevant Morningstar Long/Short Equity Category as well as the S&P Mid-Cap 400 Total Return Index, considering that the Fund has captured significant upside while substantially reducing the downside. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted an outlook for the Catalyst Hedged Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) Alpha is a measure of the difference between a fund’s actual returns and its expected performance given its level of risk as measured by beta.

(2) Beta is a measure of a fund’s sensitivity to market movements.

(3) R-Squared is a measure of the relationship between a portfolio and its benchmark.

(4) Sharpe Ratio is a risk-adjusted measure of a fund’s performance that indicates a fund’s return per unit of risk, defining risk as volatility (standard deviation).

(5) Capture Ratio is a measure of a fund’s performance during up and down markets. An Up Market ratio greater than 100% indicates that the fund outperformed the index. A Down Market ratio less than 100% indicates that the fund outperformed by losing less than the index.

(6)The S&P Mid-Cap 400 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 400 issues listed on various exchanges, representing the performance of the mid-capitalization stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Hedged InsiderBuying Fund may or may not purchase the types of securities represented by the S&P Mid-Cap400 Total Return Index.

(7)Since inception returns assume inception date of 10/28/2010. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(8) Breakout by GICS Industry.

4270-NLD-8/5/2014

Catalyst Hedged Insider Buying Fund (formerly Catalyst Strategic Insider Fund)
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

		1 Year Return	3 Year Return	Since Inception**
Class A		24.07%	12.07%	14.04%
Class A with load		16.95%	9.88%	12.21%
Class C		23.20%	11.41%	13.49%
Class I		N/A	N/A	2.55%
S&P Mid-Cap 400 Total Return Index(a)		25.24%	15.26%	17.87%
IQ Hedge Long/Short Beta Index(b)		12.63%	5.83%	5.79%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 2.85% for Class A, 3.60% for Class C and 2.60% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P Mid-Cap 400 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

(b) The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. Long/short equity hedge fund managers typically invest on both long and short sides of equity markets and diversify their risks by limiting the net exposure to particular sectors, regions or market capitalizations and focusing on company specific anomalies.

** Inception date is October 28, 2010 for Class A, Class C and the Benchmarks, and June 6, 2014 for Class I.
Comparison of the Change in Value of a $10,000 Investment

	Top 10 Holdings by Industry	% of Net Assets
	Retail	9.4%
	Pipelines	8.4%
	Oil & Gas	6.1%
	Biotechnology	5.9%
	Oil & Gas Services	5.3%
	Entertainment	5.2%
	Food	5.2%
	Pharmaceuticals	3.9%
	Apparel	3.8%
	Energy-Alternate Sources	3.6%
	Other/Cash & Equivalents	43.2%
		100.0%

July 31, 2014

Catalyst Insider Buying Fund

Dear Fellow Shareholders,

We are pleased to report another very strong year for the Catalyst Insider Buying Fund (INSAX, INSCX & INSIX). The Fund invests in large capitalization U.S. companies that are experiencing significant corporate insider buying. The Catalyst Insider Buying Fund outpaced the S&P 500 Total Return Index by 229 bps for the trailing year and has outperformed the S&P 500 Total Return Index each year since inception.When considering that the Fund is long-only and invested in 43 stocks with a median market-cap of $16 billion, we believe the Fund’s significant outperformance reflects the potential strength of the insider buying information signal that we use to make investment decisions.

Annual Performance Chart: The Fund has outperformed the S&P 500 Total ReturnIndex each year since inception.

Investment Strategy

The Fund uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fiscal Year 2014 Performance

The Catalyst Insider Buying Fund outperformed the S&P 500 Total Return Index for the trailing year, up 26.90% compared to 24.61% for the S&P 500 Total Return Index. Furthermore, the Fund is outperforming by 308 bps year-to-date (YTD) and has outperformed every year since inception.We are pleased with this significant outperformance and believe that it aligns with our research and analysis of the insider buying investment strategy.

The Fund’s total returns for 2014YTD through 06/30/14, the fiscal year ended 06/30/14 and for the period since inception through 06/30/14 as compared to the S&P 500 Total Return Index (1)were as follows:

	2014 YTD (06/30/14)	Fiscal Year Ended (06/30/14)	Since Inception (07/29/11)[2]
Class A	10.22%	26.90%	21.58%
Class C	9.78%	25.74%	21.62%
S&P 500 Total Return Index[1]	7.14%	24.61%	17.88%
Class A with Sales Charge	3.86%	19.62%	19.14%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Holdings

We emphasize holding companies with market capitalizations of at least $10 billion. From our historical research, we found that there are generally about 30 stocks that meet our requirements. As of June 30, 2014, we held 43 names with significant insider buying.

As of June 30, 2014, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Portfolio
General Electric Co.	4.1%
Coca-Cola Co.	3.3%
Kinder Morgan, Inc.	2.9%
Enable Midstream Partners LP	2.9%
ADT Corp.	2.9%

Percentages in the above table are based on market valueof the Fund’s portfolio as of June 30, 2014 and are subject to change and should not be considered investment advice.

As of June 30, 2014, the Fund’s equity holdings were divided among economic industries as follows (unaudited):

Industry[3] (Common Stock)
Airlines	2.73%	Industrial Conglomerates	4.15%
Auto Components	2.37%	Insurance	2.18%
Banks	8.08%	Internet Software & Services	1.81%
Beverages	3.27%	IT Services	4.78%
Capital Markets	0.67%	Metals & Mining	3.73%
Chemicals	1.69%	Multiline Retail	2.13%
Commercial Services & Supplies	2.85%	Oil, Gas & Consumable Fuels	15.46%
Consumer Finance	1.85%	Personal Products	2.38%
Diversified Financial Services	1.89%	Pharmaceuticals	3.83%
Electrical Equipment	2.18%	Real Estate Investment Trusts	1.71%
Energy Equipment & Services	2.77%	Software	2.28%
Food & Staples Retailing	2.59%	Specialty Retail	4.71%
Food Products	2.39%	Textiles, Apparel & Luxury Goods	1.60%
Health Care Providers & Services	4.83%	Trading Companies & Distributors	2.21%
Hotels Restaurants & Leisure	4.49%	Total Common Stock:	97.61%

		Cash
		Money Market Fund	2.39%

		Total Portfolio:	100%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2014 and are subject to change.

Summary

We hold a relatively concentrated portfolio of large-capitalization U.S. companies experiencing significant insider buying – situations where those that know the most about the company are taking their own money and putting it back in the company through open market purchases. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy has the potential to significantly outperforms the S&P 500 Total Return Index over the long run. We are pleased with the outperformance for fiscal year 2014, and we believe this performance aligns with how we’d expect the strategy to perform.Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the CatalystInsider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Buying Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

 (2)Since inception returns assume inception date of 07/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase(excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(3) Breakout by GICS Industry.

4265-NLD-8/4/2014

Catalyst Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

			1 Year Return	Since Inception**
Class A			26.90%	21.58%
Class A with load			19.62%	19.14%
Class C			25.74%	21.62%
Class I			N/A	0.51%
S&P 500 Total Return Index(a)			24.61%	17.88%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 5.73% for Class A, 6.48% for Class C, and 1.29% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
** Inception date is July 29, 2011 for Class A, Class C and the Benchmark, and June 6, 2014 for Class I.
Comparison of the Change in Value of a $10,000 Investment

	Top 10 Holdings by Industry	% of Net Assets
	Retail	11.5%
	Pipelines	9.6%
	Oil & Gas	8.9%
	Banks	8.2%
	Pharmaceuticals	6.3%
	Diversified Financial Services	4.7%
	Miscellaneous Manufacturing	4.2%
	Mining	3.8%
	Beverages	3.3%
	Commercial Services	2.9%
	Other/Cash & Equivalents	36.6%
		100.0%

July31, 2014

Catalyst Insider Long/Short Fund

Dear Fellow Shareholders,

The Catalyst Insider Long/Short Fund is a market neutral long/short equity fund that buys stock in companies experiencing insider cluster buying (situations where multiple insiders are all purchasing shares at the same time) and sells short stock in companies where several insiders are selling. The Fund’s strategy is based on numerous academic studies and our own research that suggests that, over the long term, stocks with insider buying potentially outperform stocks with insider selling. The portfolio is positioned to capture this spread and hedge against market exposure. The Fund has generated a 16.99% trailing year return, outperforming the Morningstar Market Neutral Category by 1399 bps and the Morningstar Long/Short Equity Category by 545 bps.

Investment Strategy

The Catalyst Insider Long/Short Fund offers a dynamic market neutral alternative to traditional equity investing. The Fund’s strategy focuses on tracking insider activity when corporate insiders buy and sell stock in their own companies according to the Securities and Exchange Commission (“SEC”) regulations. All insiders at firms that are regulated by the SEC are legally required to file a Form 4 listing their insider purchases and sales.

The Fund monitors these filings to find unusual clusters of insider buying or selling (multiple insiders buying or selling 1,000 shares or more in a quarter). Insider activity is ranked based on the position of the executive, the transaction size, the number of executives trading and the track record of those executives in their previous insider trades. The Fund goes long stock with the most significant insider buying and sells short stock with the most significant insider selling.

Fiscal Year 2014 Performance

For fiscal year ended 06/30/14, the Fund generated a 16.99% return, which is higher than the long-term average that we expect from the strategy. This return ismore than five-fold higher than the Morningstar Market Neutral Category average. One reason for the variation from the long-term strategy average is due to the significant underperformance of companies with insider selling for2014 year-to-date (YTD); these same companies outperformed the market at the end of 2013 but suffered during 2014 as investors began to shun “high flying” momentum stocks where the insiders are selling their stock in a big way.

The Fund’s total returns for2014 YTD, the fiscal year ended 06/30/14 and for the period since inception through 06/30/14 as compared to the Morningstar Market Neutral Category and the Morningstar Long/Short Equity Category were as follows:

	2014 YTD (06/30/14)	Fiscal Year Ended (06/30/14)	Since Inception (04/30/12)[1]
Class A without sales charge	22.06%	16.99%	9.18%
Class A with sales charge	15.05%	10.27%	6.24%
Class C	21.63%	16.53%	8.55%
Morningstar Market Neutral Category	0.82%	3.00%	1.37%
Morningstar Long/Short Equity Category	2.96%	11.54%	7.71%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Holdings

We emphasize holding approximately 30 companies with the most significant insider buying and selling short approximately 80 companies with the most significant insider selling. As percent ofnet assets, the Fund is 96.2% long equity, 95.7% short equity and 3.8% cash.

As of June 30, 2014, the Fund’s top five long and short holdings were as follows (unaudited)

Fund’s Top 5 Long Holdings	% Long Portfolio
DXP Enterprises, Inc.	3.5%
Scientific Games	3.4%
Comverse, Inc.	3.4%
OPKO Health Inc.	3.2%
Quiksilver Inc.	3.1%

Fund’s Top 5 Short Holdings	% Short Portfolio
Voxeljet AG – ADR	-4.2%
Tableau Software Inc. – Cl. A	-3.7%
SolarCity Corp.	-2.0%
Veeva Systems Inc. – Cl. A	-2.0%
Wisdomtree Investments, Inc.	-2.0%

Percentages in the above table are based on market value (excluding collateral)of the Fund’s portfolio as of June 30, 2014 and are subject to change and should not be considered investment advice.

Summary

The Catalyst Insider Long/Short Fund offers an alternative for those seeking long-term capital appreciation through market neutral equity exposure driven by corporate insider trading activity information signals. We believe corporate insiders understand their own firm better than any outsider possibly could. By reviewing numerous academic studies and performing our own historical research, we’ve found that companies with insider buying have have the potential to outperformcompanies with insider selling over the long-term. We have constructed a market neutral portfolio that seeks to capture this spread. For the trailing year, the strategy has outperformed the long-term strategy average. The Fund has also significantly outpaced the average market neutral fund, as represented by the Morningstar Market Neutral Category. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted an outlook for the Catalyst Insider Long/Short Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)Since inception returns assume inception date of 04/30/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4260-NLD-8/1/2014

Catalyst Insider Long/Short Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

		1 Year Return	Since Inception**
Class A		16.99%	9.18%
Class A with load		10.27%	6.24%
Class C		16.53%	8.55%
Class I		N/A	-2.11%
IQ Hedge Long/Short Beta Index(a)		12.63%	8.76%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 4.51% for Class A, 5.26% for Class C, and 4.26% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. Long/short equity hedge fund managers typically invest on both long and short sides of equity markets and diversify their risks by limiting the net exposure to particular sectors, regions or market capitalizations and focusing on company specific anomalies

** Inception date is April 30, 2012 for Class A, Class C and the Benchmark, and June 6, 2014 for Class I.
Comparison of the Change in Value of a $10,000 Investment

	Top 10 Holdings by Industry (long only)	% of Net Assets
	Retail	9.3%
	Oil & Gas	8.7%
	Pharmaceuticals	8.4%
	Biotechnology	8.0%
	REITS	4.8%
	Diversified Financial Services	4.3%
	Machinery-Diversified	3.3%
	Entertainment	3.3%
	Telecommunications	3.3%
	Apparel	3.0%
	Other/Cash & Equivalents	43.6%
		100.0%

July 25, 2014

Catalyst Event Arbitrage Fund

Dear Fellow Shareholders,

We are pleased to provide you with our annual report for the Catalyst Event Arbitrage Fund (the “Fund”).

For over 17 years, the Fund has offered an uncorrelated fixed income alternative with little to no duration risk that seeks to reduce volatility, correlation and duration risk.  We have helped financial advisors meet their clients’ needs with an average annualized return of +5.7%, corresponding to an alpha of 4.73.  By design, the Fund seeks to generate this outperformance in an uncorrelated manner – whether there’s a correction in equities or interest rates double.  The Fund has helped advisors meet their diversification requirements with a beta of 0.14 and an R-squared of 0.17.  In this annual shareholder letter, we will provide an overview of the investment strategy, a performance update, investment examples, and our outlook for the coming year.

Investment Strategy

The Catalyst Event Arbitrage Fund pursues an alternative investment strategy which focuses on companies that are experiencing significant corporate events that include spin-offs, re-organizations, cash and stock mergers and friendly and hostile takeovers.  Our portfolio is positioned to the extent where approximately half of our assets are dedicated to event-driven investments with the remainder focused on more traditional merger arbitrage transactions where a formal merger agreement exists and an estimated annualized rate of return can be calculated.  We believe these two strategies generally contain substantially less volatility and correlation than a conventional equity portfolio with risk attributes particularly on the merger arbitrage side more similar to fixed income instruments, although with the benefit of little interest rate risk.

Performance Update

Over the past year we have witnessed a seemingly marked improvement in the tone of corporate America as business conditions solidified and confidence improved amongst C-Level decision makers.  Perennially low interest rates have allowed corporations to plan for the future by locking in long-term low cost funding thus creating a low hurdle to meet in order to earn attractive IRR’s on projects such as a corporate acquisition or merger. This directly benefits our strategy as the universe of potential investments expands which provides for a wider opportunity set from which to choose investments.

The Fund’s total returns year-to-date and fiscal year total returns through fiscal year ended 06/30/14 as well as the average annualized return from inception through fiscal year ended 06/30/14 were as follows:

	2014 YTD (06/30/14)	Fiscal Year Ended (06/30/14)	Since Inception (07/01/97)[1]
Class A without sales charge	-2.60%	-3.41%	5.72%
Class A with sales charge	-8.23%	-8.94%	5.35%
Class C	-2.94%	-4.24%	N/A
BofAML 3 Month Treasury-Bill Index	0.02%	0.05%	2.52%

Data source: 2014 Q2 Fact Sheet

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Overview

Investments in Mergers and Acquisitions – Focus on Maximizing Upside and Minimizing Downside

A careful review of the existing merger universe will unveil a bifurcated market, one in which certain transactions offer attractive rates of return while others that we have avoided exhibiting poor risk vs. return characteristics.  As we strive to differentiate our portfolio through its construction and composition, the goal of our research is to build a portfolio that seeks to maximize upside potential while minimizing downside risk.  To this end, we have weighted our merger book, taking both long and short positions on investments we believe have optionality as it relates to the potential for either a topping bid or an upward or downward adjustment to the initial terms of an offer.  It is not our intention or strategy to own the entire universe of mergers but rather focus solely on those situations that in our opinion offer an asymmetric upside vs. downside risk.  The table below highlights certain previous and current investments we have placed capital in.  Going forward we anticipate the percentage of our capital to this asset class to increase as prevailing market conditions warrant.

Security Name	Business Description	Summary/Rationale of Transaction

Time Warner Cable, Inc. (9.8% of portfolio)	Cable & Satellite

▪

Definitive stockfor stock merger with Comcast

▪

Provides Comcast with an expanded geographic footprint and greater control of cable and broadband services to over 33 million households on a combined basis.

Allergan, Inc. (3.5% of portfolio)	Specialty Pharmaceuticals

▪

Proposed acquisition by Valeant in a cash and stock deal valued at approximately $55 billion.

▪

Acquisition allows Valeant to acquire an established pipeline of branded drugs that have a recurring cash flow.

▪

Allergan’s profits could be shielded from taxes due to Valeant’s lower tax rate given its Canadian corporate domicile.

▪
Covidien PLC (2.4% of portfolio)	Medical Equipment

▪

Definitive cash and stock merger with Medtronic Inc.

▪

Allows Medtronic to perform a tax inversion by reincorporating abroad as Covidien PLC is an Irish based company.

▪

Reduced tax rates allow greater access to cash which can be invested to generate organic growth.

Questcor Pharmaceuticals (Not in portfolio on 6/30/14)	Specialty Pharmaceuticals

▪

Definitive merger agreement valued at $5.6 billion with Mallinckrodt PLC.

▪

Mallinckrodt is positioning to become a leader in the development and commercialization of specialty therapeutics around the world.

▪

Allows Mallinckrodt to generate an increase in cash flow by placing Questcor’s primary drug H.P. Acthar in pre-

Security Name	Business Description	Summary/Rationale of Transaction
’existing product distribution channels.
twtelecom, Inc. (2.8% of portfolio)	Telecom Carrier

▪

Definitive cash and stock merger with Level 3 Communications.

▪

Complementary businesses and assets allow for synergies that can deliver accretion to Level 3 cash flow and the benefits of deleveraging.

▪

Combination allows for market share gains and creates a premier global communications provider.

Holdings are subject to change and should not be considered investment advice.

Investments in Event-Driven Securities - Focusing on Similar Assets with Dissimilar Valuations

Our philosophy behind selecting event-driven investments is simple and revolves around our firm belief that we operate in efficient markets and that similar assets should trade at similar valuations of earnings and cash flow.  When obvious and glaring differences or “gaps” in valuation exist at substantially comparable companies, management teams often have to turn to a financially engineered solution that is self-induced in order to create additional value for shareholders.  These solutions corporations embark on naturally provide us with some attractive investment opportunities.

We seek transformational types of events to define our event-driven universe.  Specifically, the types of value driven catalysts we target include spin-offs, asset divestitures, buy-backs through self-tender offers, distressed equity and other types of corporate reorganizations.  In addition, we are presently witnessing a significant increase in the level of shareholder activism levied against all types of corporations.  As this activity has become more prevalent and commonplace we have proportionally increased our capital allocation to this subset of the event-driven universe.

As in mergers, our approach to event driven investing entails measuring upside vs. downside and the resultant risk vs. reward.  We source new trades and ideas by first identifying a pending value catalyst and then assessing its merits and potential for shareholder value creation.  Once we decide on the companies to own as components of our event-driven portfolio we use both fundamental and statistical analysis to determine the most appropriate comparable company or ETF to short against each corresponding long position.  These hedges have always been an integral component of our strategy as we seek to lock-in relative valuations and position ourselves for an expected convergence of trading multiples amongst peer companies.  Hedging also seeks to reduce portfolio beta and correlation to the market.

The following securities are representative of some of our previous and current portfolio holdings that qualify as spin-off transactions within the event-driven portion of our portfolio.

Security Name	Business Description	Summary/Rationale of Transaction

Tribune Publishing Co. (Not in portfolio on 6/30/14)	Local Media	▪ Spin-off from Tribune separating out publishing and broadcasting into two separate businesses. ▪ Separates out a low growth, low margin business from a higher growth, higher margin business.

Rayonier Inc. (Not in portfolio on 6/30/14)	Forestry REIT	▪ Spin-off separating out forestryassets from performance fibers. ▪ EBITDA and PE multiples could expand due to the pure plays created as a result of the splits.
▪
Time, Inc. (1.0% of portfolio)	Publishing	▪ Spin-off from Time Warner separating out the magazine publishing and distribution business. ▪ Improves positioning for growth opportunities and allows the market to remove a conglomerate discount.

Looking Forward

As we enter the second half of 2014, global M&A is at a 7 year high with deal values for the first six months of 2014 over $1.75 trillion, up 44% as compared to the comparable period in 2013.  As we look ahead, we have observed a significant change in tone amongst corporate decision makers from one that was doubtful to one that is questioning the status quo.  Strategic rather than financial orientated mergers are dominant with cheap sources of capital allowing for many accretive acquisitions to be performed.   Stock is often used as a complement to cash to complete transactions.  The recent trend involving tax inversions we would expect to continue as the political environment does not presently lend itself to putting up hurdles that prevent these types of transactions.

In our final analysis, we are bullish on the M&A environment and continue to hold a constructive outlook on the market, sensing that the economic recovery and generally better tone on the job and earnings front will persevere even if the Fed were to adjust its accommodative monetary stance.

Lastly, thank you for placing your trust in our investment management and please feel free to contact me at 212-244-3457 with any questions or comments.

Cordially,

Paul B. Rosenberg

Catalyst Event Arbitrage Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)Since inception returns assume inception date of 07/01/1997. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Alpha: A measure of the difference between a fund's actual returns and its expected performance, given its level of risk as measured by beta.

Beta: A measure of a fund's sensitivity to market movements.

R2: A statistical measure of how two securities move in relation to each other.

Long: The purchase of a security, making money if the security increases in value.

BofAML 3 Month Treasury-Bill Index is used to represent the short-term U.S. Government bond market.

Short: The selling of a security that is not owned, making money if the security decreases in value.

4273-NLD-8/6/2014

Catalyst Event Arbitrage Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

		1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since Inception**
Class A		-3.41%	-2.79%	1.94%	2.28%	5.72%
Class A with load		-8.94%	-4.68%	0.75%	1.67%	5.35%
Class C		-4.24%	N/A	N/A	N/A	-0.79%
Class I		-3.30%	N/A	N/A	N/A	-0.37%
BofAML 3 Month Treasury Bill Index (a)		0.05%	0.07%	0.11%	1.63%	2.52%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 2.87% for Class A, 3.62% for Class C and 2.62% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) BofA Merrill Lynch 3-Month U.S. Treasury Bill Index "BofAML 3-Month T-Bill", is an index of short-term U.S. Government securities maturing in 90 days.

** Inception date is July 1, 1997 for Class A (performance prior to July 2, 2012 represents the Fund's predecessor limited partnership) and BofAML 3-Month T-Bill Index, July 2, 2012 for Class C, and March 12, 2013 for Class I.

Comparison of the Change in Value of a $10,000 Investment

	Top 10 Holdings by Industry (long only)			% of Net Assets
	Media			23.7%
	REITS			9.0%
	Diversified Financial Services			6.5%
	Pharmaceuticals			5.8%
	Banks			5.7%
	Telecommunications			5.7%
	Oil & Gas			5.6%
	Healthcare-Products			5.2%
	Computers			4.1%
	Food			4.0%
	Other/Cash & Equivalents			24.7%
				100.0%

July 30, 2014

Catalyst Hedged Futures Strategy Fund

Dear Fellow Shareholders,

Since joining the Catalyst family of Funds on August, 30 2013, I am pleased to report the following positive Fund returns to Shareholders;

	Fiscal Period Ended (06/30/14)	Since Inception (12/15/05)[2]
Class A without sales charge	7.81%	18.60%
Class A with sales charge	1.60%	17.79%
Class C (since inception 8/30/13)	7.00%	7.00%
Class I (since inception 8/30/13)	7.80%	7.80%
S&P 500 Total Return Index[1]	24.61%	7.46%

Performance shown before September 2013 is for the Fund's predecessor limited liability company (Harbor Assets, LLC). The prior performance is net of management fees and other expenses including the effect of the performance fee (see full disclosure on page 2). The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Catalyst Hedged Futures Strategy Fund invests in options on the S&P 500 Futures Contracts.  The Fund seeks to earn a return by taking advantage of options’ defined risk characteristics to construct favorable risk/return profiles along both price and volatility dimensions.  Investment decisions are driven by well-established options pricing models and historically reliable volatility behavior.  The Fund is operated without a bias toward equity market direction.   Because options pricing is highly dependent on volatility and because the Fund’s decisions are driven by volatility behavior, Fund performance is sensitive to the prevailing level of volatility in the S&P 500 index.  During periods of sustained high volatility the Fund sees greater opportunity for return than during periods of low volatility.

The Fund typically enters positions that will profit from a controlled market advance or from the volatility expansion that typically accompanies a market decline.  While not predictive of price direction, models employed by the Fund will drive positioning in options structures that can profit from a continuation of an established price trend.  During the most recent 12 month perioda low volatility upward price trend has been the dominant market theme.  Accordingly, the Fund has been almost exclusively positioned in call option spreads that provide upside price exposure with limited downside risk.  Consistent with the Fund’s strategy, we maintained little or no volatility exposure in this flat to declining volatility environment. While the prevailing low volatility conditions have not been ideal, our focus on maintaining upside price exposure enabled us to generate positive returns to Shareholders during this time.

The absolute level of volatility in equities is the most important factor for Fund returns.  But the relationship between the level of volatility priced into S&P options relative to the level of volatility actually exhibited in index price movement is also critical.   In the last half of calendar 2013 options were priced for annual price movements of less than 15% while actual price movement was at or above 30% annualized.  This means that options were grossly undervalued for most or all of this timeframe. In general, an environment in which options are undervalued relative to actual price movement negatively impacts Fund returns.  This held true for the first half of last fiscal year.

In calendar 2014, the last half of our fiscal year, the actual/implied relationship normalized, creating a more favorable environment for the Fund’s strategy and enabling the Fund’s to deliver strong outperformance during this timeframe.  While options implied volatility has remained low, actual price movement in the index has declined to more closely match the level of volatility, both at roughly 14% annualized. It is our view that policy intervention, predominantly monetary, has acted for several years to volatility out of equity markets by creating a sense of reduced uncertainty. Recent normalization of volatility relationships is likely due to progress by monetary authorities toward a normalization of policy.  On this basis I remain constructive toward volatility conditions and general levels of options pricing going forward.  Currently, Fund models continue to drive call option positioning above the market.  Should a generally higher volatility environment materialize, the Fund would seek to take advantage by rapidly expanding its volatility exposure, which at fiscal year end remains only a small part of our portfolio.  In any market environment, we remain committed to delivering alpha to our shareholders via consistent application of our price neutral, volatility driven options strategy.

I would like to thank the large numbers of shareholders who have joined the Fund in the past year.  I truly appreciate your confidence and trust.

Edward S. Walczak

Senior Portfolio Manager

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(2) Since inception returns assume inception date of 12/15/2005 for Class A and the Index and 8/30/13 for Class C and Class I. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4271-NLD-8/5/2014

Catalyst Hedged Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	7.81%	9.42%	8.81%	18.60%
Class A with load	1.60%	7.29%	7.53%	17.79%
Class C	N/A	N/A	N/A	7.00%
Class I	N/A	N/A	N/A	7.80%
S&P 500 Total Return Index (a)	24.61%	16.58%	18.83%	7.46%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 2.23% for Class A, 2.98% for Class C and 1.98% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

** Inception date is December 15, 2005 for Class A (performance prior to August 30, 2013 represents the Fund's predecessor limited partnership) and the S&P 500 Total Return Index and August 30, 2013 for Class C and I.

Comparison of the Change in Value of a $10,000 Investment

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

July 31, 2014

Catalyst Dynamic Alpha Fund

Dear Fellow Shareholders,

CooksonPeirce is pleased to provide you with our annual report for the Catalyst Dynamic Alpha Fund (formerly known as the Catalyst/CP Core Equity Fund).  Since partnering with Catalyst Funds in late 2011 to offer our flagship equity investment strategy as a mutual fund, we have produced several noteworthy accomplishments.  We have leveraged the distribution advantages afforded through our partnership, enhanced our marketing collateral and refined our brand management, all while maintaining our focus on providing disciplined, tactical portfolio management for our investors.  We continue to build upon our prior successes and are confident in our future.

The Fund’s total returns through 06/30/14 as compared to the S&P 500 Total Return Index are as follows:

Fund vs Index Performance	Year Ended 6/30/14	Since Inception 12/22/2011 Class A & C2
Class A without sales charge	35.52%	22.92%
Class A with sales charge	27.70%	20.07%
Class C	34.44%	22.00%
Class I (Inception Date – 6/6/14)	N/A	0.85%
S&P 500 Total Return Index[1]	24.61%	21.97%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Catalyst Dynamic Alpha Fund seeks to add value by investing in what we believe to be outperforming securities from industries that are displaying emerging strength.  Our security selection methodology is built upon proprietary quantitative algorithms which are applied to both individual securities and custom industry groupings.  This highly replicable selection approach is paired with an open architecture portfolio construction mandate which affords the strategy the freedom to create and tactically shift exposures as market dynamics dictate.  This style agnostic approach, we believe, results in a nimble portfolio which often produces a lower correlated performance history than more traditional institutional strategies.

As outlined in last year’s letter, the portfolio has targeted investment in smaller capitalization equities with growth attributes over the course of the past year.  This focus has served the portfolio well as small capitalization stocks outpaced large caps during the period with the differential being particularly robust in the first half of the measurement period.  The portfolio was bereft of holdings in the value oriented sectors of Energy, Telecom and Utilities for the entirety of the year which proved additive despite a sharp rally by Energy stocks in the second quarter of 2014.We feel that cyclical equities are likely to maintain leadership in the second half of the year, but have slotted a preliminary allocation to income and defensive oriented stocks which may add stability to returns in an environment that is likely to remain choppy through the summer months.

The Fund produced robust absolute and relative results over the course of the past year, buoyed by significant gains in stock selections from the Health Care and Industrial sectors.Illumina, Inc.(5.6%) and Southwest Airlines Co. (6.8%) each advanced more than any other holding during the trailing twelve months adding significantly to the return profile of the Fund.  Illumina is a biotechnology firm focused on the development and manufacturing of tools for the analysis of the human genome.  Illumina benefitted from investor enthusiasm for biotechnology stocks and from significant price reductions for their tools which have greatly expanded their applicability.  Southwest Airlines, the largest domestic air carrier, gained as increasing prices and expanding consumer demand have resulted in record profitability.  Sector allocation effects were broadly positive, driven by an over allocation to Industrials and a lack of holdings in the Utility and Telecom sectors.An underweight allocation to the Information Technology sector and a selloff in Strum Ruger& Co. (not in portfolio as of 6/30/14) produced the most significant detractions from portfolio results.

 As of June 30, 2014 the portfolio was allocated in the following fashion:

Sector
Industrials	20%
Health Care	20%
Information Technology	17%
Financials	16%
Consumer Staples	15%
Materials	9%
Consumer Discretionary	3%

As of June 30, 2014 the top five holdings in the Fund as a percentage of market value were:

Company	Weight
Southwest Airlines Co.	6.8%
Illumina, Inc.	5.6%
Actavis, PLC	5.3%
Avago Technologies Ltd.	5.0%
Kroger Co.	5.0%

Percentages in the above tables are based on market value (excluding collateral)of the Fund’s portfolio as of June 30, 2014 and are subject to change and should not be considered investment advice.

After stalling out in the opening weeks of the 2ndquarter, domestic equities resumed their upward trajectory and rallied to a series of all-time highs over the residual of the period.  Large capitalization, domestic stocks gained in each month of the quarter and have now risen five consecutive months and nine of the last ten.  Interestingly, the complexion of the advance shifted across the course of the three months as evidence continued to mount that the US economy is gathering momentum after a weather induced first quarter slump.  Defensive, income oriented stocks provided leadership in April while cyclical equities and international markets resumed their leadership position and paced the latter months advance.  These fluid shifts in market leadership have translated into uneven market action thus far in 2014, but remarkably low measures of volatility.

Equities hastened their advance as evidence of increasingly robust economic activity dominated the calendar.  Influential data points included a monumental jump in pending home sales, the ISM Non-Manufacturing report advancing to its best level since October, 2013 and the Employment Situation report indicating monthly job creation above 200,000 in each month of the quarter.  Corporate earnings are at all-time highs and, in a show of increasing confidence, merger and acquisition activity is strong.  The propagation of the economic recovery has compelled the Federal Reserve to continue to moderate the scale of its quantitative easing program which appears poised to wrap up by the end of October.  The focus of investors has quickly shifted from economic expansion to potential inflation concerns.  In fact, Fed Chair Janet Yellen caused a minor stir in the equity markets when she dismissed a rise in inflationary pressures as “noise”.  However, this viewpoint has not manifested in the fixed income markets as, presently, rates remain contained and subdued.

With just six months completed, domestic stocks have many year-end price objectives in sight or, in some cases, surpassed.  While valuations are not significantly extended, there appears to be less likelihood of an extension of the current rally due to multiple expansion than earnings growth.  Numerous signs point to a second half reacceleration in the domestic economy which could translate in further upside surprises in the equity markets.  Monetary policy looks to remain accommodative into the later stages of 2015 which should afford equities a tailwind over the remaining two quarters of the current calendar year.  A rise in inflation expectations and a commiserate uptick in interest rates could produce a significant stumbling block for risk assets, but these pressures are not currently overt.  Geopolitical concerns and a graceful exit from unconventional monetary policy remain long-term risks, but it appears that an acutely slowing domestic economy is unlikely to derail the current equity market advance in the months ahead.

Sincerely,

Cory Krebs

Executive Vice President

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Dynamic Alpha Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)Since inception returns assume inception date of 12/22/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4257-NLD-8/1/2014

Catalyst Dynamic Alpha Fund (formerly Catalyst/CP Core Equity Fund)
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

		1 Year Return	Since Inception**
Class A		35.52%	22.92%
Class A with load		27.70%	20.07%
Class C		34.44%	22.00%
Class I		N/A	0.85%
S&P 500 Total Return Index(a)		24.61%	21.97%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 1.57% for Class A, 2.32% for Class C, and 1.32% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
** Inception date is December 22, 2011 for Class A, Class C and the Benchmark, and June 6, 2014 for Class I.
Comparison of the Change in Value of a $10,000 Investment

	Top 10 Holdings by Industry	% of Net Assets
	Food	10.0%
	Semiconductors	9.9%
	Trucking & Leasing	8.9%
	Airlines	6.8%
	Biotechnology	5.6%
	Pharmaceuticals	5.3%
	Packaging & Containers	4.9%
	Healthcare-Products	4.8%
	Beverages	4.8%
	Chemicals	4.4%
	Other/Cash & Equivalents	34.6%
		100.0%

July 31, 2014

Catalyst/EquityCompass Buyback Strategy Fund

Dear Shareholders,

The Catalyst/EquityCompass Buyback Strategy Fund seeks to offer investors a compelling opportunity to exploit the potential excess returns from share buyback announcements. Research findings indicate that share buyback announcements potentially lead to short-term post-announcement excess returns. The potential of the buyback strategy has been demonstrated through significant long-term outperformance versus the S&P 500 Total Return Index (1) (see Exhibit 1). However, as with almost any strategy, there are periods of time when the strategy underperforms; 2014 year-to-date (YTD) has been one of those periods (see Exhibit 2). Fortunately, in the past, these periods of underperformance have been short-lived. Despite the underperformance of the Fund and strategy 2014 YTD, we are confident in the long-term prospects and believe the Fund has exposure to the best buyback announcement signals.

Exhibit 1: During the past 10 years, companies buying back their own shares have significantly outperformed.

Chart demonstrates performance of S&P 500 Total Return Index (SPXT) versus the NASDAQ Buyback Achievers Index (DRBX).(2)The referenced indices are shown for general market comparisons and are not meant to represent the Fund. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

Exhibit 2: While buyback strategies have outperformed over the long-run, they have underperformed 2014 YTD.

Chart demonstrates performance of S&P 500 TR Index (SPXT) versus the NASDAQ Buyback Achievers Index (DRBX). The referenced indices are not meant to represent the Fund.

Investment Strategy

The Fund invests primarily in the common stocks of companies in the Russell 3000 Index (3) that have announced their intention to repurchase a portion of the company’s outstanding shares. The Fund may invest in companies of any market capitalization.

Our quantitative models identify the companies in the Russell 3000 with the most favorable share buyback announcements by focusing on factors like the size of the buyback, the length of time since announcement, post-announcement price reaction, volatility, liquidity and trading patterns. We construct a portfolio by imposing size, liquidity and position weight constraints. We sell when more favorable investment opportunities arise.

Fiscal Year 2014 Performance

Similar to other buyback strategies, the Catalyst/EquityCompass Buyback Strategy Fund has underperformed the S&P 500 Total ReturnIndex 2014 YTD (which is also the since inception period for this Fund). We found that allocation effect (from both market capitalization allocation and sector allocation), and not selection effect, accounted for the underperformance.

Sector Allocation Effect

Best Performing Sectors in Russell 3000 (2014 YTD)	Sector Performance (2014 YTD)	Amount BUYIX Underweight Sector Relative to Index
Utilities	+19.75%	118 bps
Energy	+15.70%	615 bps
Health Care	+12.82%	15 bps
Worst Performing Sectors in Russell 3000 (2014 YTD)	Sector Performance (2014 YTD)	Amount BUYIX Overweight Sector Relative to Index
Consumer Discretionary	+1.45%	637 bps
Telecommunication Services	+4.40%	138 bps
Industrials	+5.28%	523 bps

Market Capitalization Allocation Effect

Market Capitalization Category within Russell 3000	Performance (2014 YTD)	BUYIX Relative Weight to the Index
Large-Capitalization	+8.47%	-38.60%
Mid-Capitalization	+6.93%	+19.76%
Small-Capitalization	-0.27%	+17.40%

The Fund has invested in the companies with the buyback signals that have historically been the most significant drivers of outperformance. These companies have been in the worst performing sectors and of the worst performing market capitalizations 2014 YTD. While we have witnessed similar situations in the past for the strategy, those periods were short-lived.

The Fund’s total returns for 2014YTD through 06/30/14 and for the period since inception through 06/30/14 as compared to the S&P 500 Total Return Indexwere as follows:

Since Inception (12/31/13)[4]
Class I	2.20%
Class A	1.90%
Class C	1.60%
S&P 500 Total Return Index	7.14%
Class A with Sales Charge	-3.96%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We believe that the Fund is currently positioned in the best buyback signals with the most potential, the types of signals that have historically contributed to the long-term outperformance of the strategy. While the strategy and Fund have underperformed this year as a result of allocation effect, we are confident in the long-term prospects of the strategy.

Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Fund, and we are glad that you have decided to share in our vision.

Sincerely,

Michael Schoonover

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) The NASDAQ BuyBack Achievers Index is a modified market capitalization weighted index designed to capture the performance of U.S. listed companies which have repurchased at least 5% of their outstanding shares for the trailing 12 months. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the Index.

(3) The Russell 3000 Index is composed of 3000 large U.S. companies, as defined by market capitalization. The portfolio of securities represents approximately 98% of the investable U.S. equity market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

 (4)Since inception returns assume inception date of 12/31/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase(excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4258-NLD-8/1/2014

Catalyst/EquityCompass Buyback Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

			Since Inception**
Class A			1.90%
Class A with load			-3.96%
Class C			1.60%
Class I			2.20%
S&P 500 Total Return Index (a)			7.14%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results.  As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 1.57% for Class A, 2.32% for Class C, and 1.32% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
** Inception date is December 31, 2013.
Comparison of the Change in Value of a $10,000 Investment

	Top 10 Holdings by Industry	% of Net Assets
	Retail	12.9%
	Telecommunications	10.0%
	Insurance	6.6%
	Metal Fabricate/Hardware	6.4%
	Chemicals	6.4%
	Electronics	3.6%
	Electric	3.5%
	Oil & Gas	3.4%
	Healthcare-Products	3.4%
	Auto Parts & Equipment	3.4%
	Other/Cash & Equivalents	40.4%
		100.0%

August 8, 2014

Catalyst/Groesbeck Growth of Income Fund

Dear Fellow Shareholders,

We are pleased to bring you the Catalyst/Groesbeck Growth of Income Fund (the “Fund”) annual report for the fiscal year ended June 30, 2014.

	Twelve Months Ended 06/30/14(2)	Since Inception 12/30/09(2)
Class A without sales charge	16.36%	12.18%
Class A with sales charge	9.67%	10.71%
Class C without CDSC fee	15.51%	11.26%
Class I (Inception Date – 11/24/10)	16.65%	14.61%
S&P 500 Total Return Index	24.61%	15.52%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The stock market has continued to ride on the coattails of a slowly recovering U.S. economy and rising corporate earnings over the past 12 months, producing strong performance across all equity groups. The past twelve months marked the third consecutive year of double-digit returns for our portfolio. With the stock market hitting new highs, we were happy to be able to return about 80% of the S&P 500’s (3-year total return of 16.6%) performance in such a powerful market environment. Our long-term historical “upside capture” of returns to the market has been ~ 75%. We do this while seeking to take less risk than the overall market – historically around 15% less. Our investment strategy is to own high-quality companies with growing dividends and profits, which generally have lower earnings volatility than the average public company.

We believe during the next twelve months, the stock market will revert back to its tried and true basis of trading on companies’ earnings as the Federal Reserve continues its planned reduction and eventual end to quantitative easing - bond purchases that the Fed has used for years to support the economy and markets. We feel the eventual end of this fiscal stimulus is a good thing. It means that the economy is strengthening, and that confidence in the sustainability of the economic recovery is improving. This will be a positive for corporations and potentially for the companies we own in our portfolio. While it may be a bumpy ride at times, we see the stock market changing over from a largely liquidity-led bull market to a fundamentally driven one. With 2014 now more than half over, it’s time to look at next year. We expect the overall market to perform near its long-term historical average for P/E, which suggests to us neither unusual opportunity nor large risk.

Our performance for the fiscal year ended June 30, 2014 benefitted from positive contributions from our stocks in the healthcare and materials sectors. Some of our best performing holdings were: Questcor Pharmaceuticals, Inc. (QCOR) (4.4%), Apple, Inc. (AAPL) (3.9%), Dover Corp. (DOV) (2.8%), AbbVie, Inc. (ABBV)(2.4%) and Time Warner, Inc. (TWX) (3.2%). All had good earnings results throughout the year, and a couple which are more economically sensitive benefitted from the slowly but consistently improving, economy. Questcor Pharmaceuticals is being acquired. Apple is producing an earnings turnaround and expects to launch new products later in 2014. The consumer staples, energy, financial, and technology sectors were the main detractors from relative performance for the year. Also, our lack of exposure in the telecommunications and utilities groups hurt results somewhat. The present earnings and dividend growth prospects of these two sectors do not meet our requirements, and we believe they are overvalued.

During the past twelve months, new purchases for the Fund were: Baxter International, Inc. (BAX) (2.6%), Deere & Co. (DE) (3.0%), FactSet Research Systems, Inc. (FDS) (3.3%), GNC Holdings, Inc. (GNC) (1.6%), Las Vegas Sands Corp. (LVS) (2.6%), Prosperity Bancshares, Inc. (PB) (3.0%), Questcor Pharmaceuticals, Inc. (QCOR) (4.4%) , Visa, Inc. (V) (2.8%), and Williams Cos., Inc. (WMB) (3.0%).

Baxter International is a diversified healthcare company. Through its subsidiaries, it develops, manufactures and markets products that save and sustain the lives of people with hemophilia, immune disorders, infectious diseases, kidney disease, trauma, and other chronic and acute medical conditions. Fundamentals have been strong due to new products lifting revenues, and the company has been returning capital to shareholders through stock buybacks and dividend increases. The average dividend boost over the past five years was 15.5%.

Deere & Co. is the world’s largest manufacturer of farm equipment. It also makes industrial equipment for the construction and forestry industries, and consumer lawn and garden products. We purchased the stock during the last three months, and although earnings growth has recently softened, we expect that to reverse over the coming 12 to 18 months. We’re attracted to DE’s strong earnings history and excellent dividend increase record. The current valuation is very compelling and the company just had an 18% dividend rise.

FactSet Research Systems provides integrated financial information and analytical applications to the investment community in the United States, Europe, and Asia. Good revenue and earnings growth has resulted in a long track record of double-digit dividend increases.

GNC Holdings, Inc. is a specialty retailer of health and wellness products operating through three segments: Retail, Franchise, and Manufacturing/Wholesale. Products include vitamins, minerals, and herbal supplement products, as well as sports nutrition products, diet products, and other wellness products.   We like GNC because we believe it will continue to benefit from the company’s dominant position in the growing wellness industry in the US and abroad. Management is also focused on international expansion, recently acquiring the leading multi-brand sports nutrition online retailer in the UK.

Las Vegas Sands develops, owns, and operates integrated resorts in Asia and the United States. The company owns five resorts in Macau, three in Singapore, luxury resorts in Las Vegas, and a casino in Bethlehem, Pennsylvania. The company’s integrated resorts include accommodations, gaming, entertainment and retail facilities, convention and exhibition facilities, celebrity chef restaurants, and other amenities. LVS’s strong growth has been led by their Asian properties, resulting in excellent earnings and dividend growth.

Prosperity Bancshares (PB) is a bank that provides a range of financial products and services for small – to - medium-sized businesses and consumers, mostly in Texas and parts of Oklahoma. We are attracted to PB as Texas is one of the fastest growing states, with strong job growth. The company has done well making acquisitions and has one of the highest net profit margins in the banking industry. Its earnings and dividend growth records are superb.

Questcor Pharmaceuticals, Inc., a biopharmaceutical company, provides drugs for the treatment of a few rare diseases with its drug Acthar. Acthar is the company’s primary product and is FDA approved for 19 different indications. Continued growth should come from late stage trials for Lupus and other diseases, as well as earlier stage trials for ALS. It was recently announced that QCOR would be acquired at a nice premium to its stock price.

Visa Inc. is a payments technology company engaged in the operation of a retail electronic payments network worldwide. As the leader in the payment processing business, the trend toward electronic payments and away from cash and checks should benefit them. Additionally, the burgeoning mobile payments market should provide growth opportunities for years to come. Further, international growth is strong with overseas markets achieving double digit volume growth. Impressive earnings growth, a debt free balance sheet and a 17% payout ratio should translate into double-digit dividend growth, in our view.

Williams Companies is one of the leading energy infrastructure companies in North America. It owns interests in or operates 15,000 miles of interstate gas pipelines, 1,000 miles of NGL transportation pipelines, and more than 10,000 miles of oil and gas gathering pipelines. Williams owns approximately 66 percent of Williams Partners L.P. (NYSE: WPZ), one of the largest diversified energy master limited partnerships. We expect very strong dividend growth of greater than 15% over the next few years due to several new projects and its leading position in the industry.

Top 10 Stock Holdings 6/30/14
Company Sector	%of Total Portfolio
Questcor Pharmaceuticals, Inc. Health Care	4.4%
UnitedHealth Group, Inc. Health Care	4.4%
Hewlett-Packard Co. Technology	4.3%
Apple, Inc Technology	3.9%
Qualcomm, Inc. Technology	3.3%
Microsoft Corp. Technology	3.3%
FactSet Research Systems, Inc. Technology	3.3%
Kinder Morgan Mgt. LLC Energy	3.3%
CSX Corp. Industrials	3.2%
Time Warner, Inc. Consumer Discretionary	3.2%

Holdings are subject to change and should not be considered investment advice.

Over the past year we sold The Buckle, Inc. (BKE), Coach (COH), Colgate-Palmolive (CL), Ecolab Inc. (ECL), Illinois Tool Works (ITW), Intel (INTC), Knowles Corp. (KN), L-3 Communications (LLL), McDonalds (MCD), and Wal-Mart (WMT).

The Buckle was sold due to deteriorating growth prospects. The company also lowered the amount of its annual special dividend - which had previously represented the bulk of the overall payout. Our concerns surrounding consumer demand, as well as the company’s ability to stay ahead of the latest fashion trend, drove our sell decision. Coach was sold due to its weak fundamentals. Intense competition has eaten into its sales and lowered profit margins. Colgate-Palmolive was sold for valuation reasons. Although the company’s fundamentals are good, we believe its P/E had gotten ahead of itself given the growth rates we expect. We sold Ecolab as it exceeded our price objective. It was a strong contributor to performance over our holding period. L-3 Communications was sold due to poor earnings and dividend prospects. The stock had performed well despite cutbacks in U.S. military spending due to international sales, a healthy balance sheet, and share repurchases. Illinois Tool Works experienced slowing sales growth as some of its key geographical markets had sluggish economic growth. As a result, earnings and dividend growth are declining. Intel was sold because of weak fundamentals. Declining sales of personal computers is making it tough for Intel to keep margins up and revenues growing. The company also skipped a regularly scheduled dividend increase. We received Knowles Corp. as a spinoff from Dover Corporation; however the company does not expect to pay a dividend in the near future. McDonalds is having a rough time increasing same-store growth. We expect this will continue to hurt earnings and dividend growth going forward. Wal-Mart is also having a tough time with same-store sales increases. In addition, we were disappointed in the company’s last dividend increase of only 2%.

The portfolio’s sector breakdown at June 30, 2014 compared to the S&P 500 was as follows.

Sector	% of Common Stocks	S & P 500
Information Technology	24.0%	18.8%
Health Care	19.0	13.3
Consumer Discretionary	14.0	11.9
Financial Services	14.0	16.1
Industrials	12.0	10.5
Energy	9.0	10.9
Materials	5.0	3.5
Consumer Staples	3.0	9.5
Utilities	0.0	3.2
Telecommunication Services	0.0	2.3

As has been the case over the past few years, dividend growth has been very strong. The average growth for our year-end holdings that raised their payouts for the calendar years 2010, 2011, 2012, and 2013 were 10.5%, 15.8%, 13.3%, and 19.1% respectively. Through the first seven months of 2014, 24 companies have increased their dividend by an average of 15.7% (see table below). These figures are a testament to both the strong earnings growth of our companies and, more importantly, the confidence that company managements have regarding their future growth prospects.

 2014 Dividend Increases

Company	Increase Declared	Company	Increase Declared
Abbott Laboratories	57.1%	Hewlett-Packard Co.	10.2%
Abbvie, Inc.	5.0%	International Business Machines Corp.	15.8%
Amgen, Inc.	29.8%	Kinder Morgan Management LLC	5.6%
Apple, Inc.	7.9%	Las Vegas Sands Corp.	42.9%
Baxter International, Inc.	6.1%	Praxair, Inc.	8.3%
BlackRock, Inc.	14.9%	QUALCOMM Inc.	20.0%
Chevron Corp.	7.0%	T. Rowe Price Group, Inc.	15.8%
CSX Corp.	6.7%	Time Warner, Inc.	10.4%
Deere & Co.	17.6%	Tupperware Brands Corp.	9.7%
Digital Realty Trust, Inc.	6.4%	UnitedHealth Group, Inc.	33.9%
FactSet Research Systems, Inc.	11.4%	Williams Cos, Inc.	19.9%

General Mills, Inc.	7.9%
GNC Holdings, Inc.	6.7%	Average	15.7%

Although over the past few years it seemed that a new dividend stock fund was being launched every couple of months, we believe our fund is fairly unique. As a dividend-growth fund, we differ from many other dividend managers is that our investment strategy requires that our holdings increase their dividend on a consistent and frequent basis (almost always once every 12 months). We constantly monitor the dividend increases of our portfolio holdings for consistency and rate of increase. We do not purchase stocks just for a high dividend yield. The most important characteristics we want from a dividend–paying stock are strong growth in its long-term earnings and consistently fast dividend growth. Many dividend managers own stocks that haven’t raised their payout on a consistent basis, and/or have weak growth in their fundamentals, i.e. - many stocks are owned for their high dividend yield only. We believe having growth in the portfolio’s income stream is very important. It’s interesting to point out the power of fast dividend growth on a stock. If a company is yielding 3% and increases its dividend 10% annually, the yield on a cost basis will climb to 6% in seven years.  And if that happens, we believe the stock price will rise. Historical studies have shown that dividend growers have outperformed other dividend-paying stocks over the long term.

The characteristics of our portfolio compare positively relative to the S&P 500 at 6/30/14. The 1-year average dividend and earnings growth of our holdings have been 17.3%, and 12.3%. Our portfolio’s 5-year numbers are 19.4% and 16.1%, for dividend and earnings growth, respectively. The S&P 500’s 1-year and 5-year dividend growth are 12.9 and 12.1%, respectively, and its 1-year and 5-year earnings growth are 10.7% and 12.9%, respectively. The trailing 12-month P/E for the portfolio is 16.4X, compared to 18.0X for the S&P 500.  We constantly work to improve the fundamentals of our portfolio, and one very important measure of that is to compare the earnings growth statistics to a year ago. The 1-year and 5-year EPS growth of our holdings at 6/30/13 was 7.2% and 11.7%, compared to our current figures of 12.3% and 16.1%, respectively. We love it when we see that trend, especially given that the portfolio’s valuation has not increased much (P/E was 15.8x at 6/30/13). Our current expectation for the portfolio is to see continued EPS growth for this year. Thus, we believe the portfolio is very well positioned to provide competitive future returns, while as our historical numbers show, taking on less risk than the S&P 500.

In conclusion, we expect stock selection will be at a premium as the market seeks companies with solid fundamentals and earnings that are rising faster than overall corporate profits, and the Federal Reserve ends its fiscal stimulus. We believe our portfolio is well positioned with consistent and comparatively strong dividend and earnings growth. We remain committed to a strategy of investing in companies with strong business franchises, attractive long-term growth prospects, healthy balance sheets, and growing dividends.

Sincerely,

      Robert Groesbeck

       Robert Dianesi

This report is intended for the Fund’s shareholders.  It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus.  To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228.  Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.  The Catalyst/Groesbeck Growth of Income Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)  Since inception returns assume inception date of 12/30/2009. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228.  There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions.  A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions).  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4269-NLD-8/5/2014

Catalyst/Groesbeck Growth of Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

	1 Year Return	3 Year Return	Since Inception**
Class A	16.36%	12.48%	12.18%
Class A with load	9.67%	10.27%	10.71%
Class C	15.51%	11.64%	11.26%
Class I	16.65%	12.75%	14.61%
S&P 500 Total Return Index(a)	24.61%	16.58%	15.52%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 1.80% for Class A, 2.55% for Class C, and 1.55% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
** Inception date is December 30, 2009 for Class A, Class C and S&P 500 Total Return Index and November 24, 2010 for Class I.
Comparison of the Change in Value of a $10,000 Investment

	Top 10 Holdings by Industry	% of Net Assets
Computers Diversified Financial Services Pharmaceuticals Media Pipelines REITS Healthcare-Services Semiconductors Software Transportation Other/Cash & Equivalents		10.8%
		8.6%
		8.6%
		6.5%
		6.4%
		4.7%
		4.4%
		3.4%
		3.3%
		3.2%
		40.1%
		100.0%

July 31, 2014

Catalyst/Lyons Hedged Premium Return Fund

Dear Fellow Shareholders,

Catalyst/Lyons Hedged Premium Return Fund (the “Fund”) has completed approximately six months of operations on June 30, 2014. During this time, the Fund followed its securities selection and hedging models, and we are aware of no significant deviations from the employed investment models during the reporting period. The Fund’s goal is to achieve long-term capital appreciation and income with low volatility and low correlation to the equity market.

The Fund’s total returns for the fiscal year ended 06/30/14 and for the period since inception through 06/30/14 as compared to the S&P 500 Total Return Index1 were as follows:

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Fund seeks to achieve its investment objectives by investing in common stocks of U.S. companies and using options to generate premium income, and seeks to hedge against a portion of the downside risk. The stock selection model is employed that ranks stocks according to fundamental criteria that we believe are indicative of both company strength and relative value. Factors include, but are not limited to, market capitalization, sector, earnings, cash flow and return on capital. The Fund invests quarterly in the top 30 stocks from the model, which are equally-weighted.

When appropriate, a given stock balance may be used as collateral against the sale of short-dated put options to generate premium. As these puts expire, new short-dated put options will be sold (written) to general additional premium. However, since inception, stocks options have exhibited abnormally low implied volatility, which is a key determinant of option prices. With option prices depressed, the fund has engaged in little or no sales of put options during the fiscal year ending 6/30/2014. When allocated to long stocks without sold put options, current income is derived from dividend yield on stock holdings.

As a hedge against downside price risk, the Fund may purchase protective put options on portfolio stocks. During the fiscal year ending June 30, 2014, the Fund has determined that index put options have been more efficient than baskets of put options on individual stocks, and has been purchasing short-term put options with expiration dates that are typically 1-2 months from purchase. The managers have allocated 4% of AUM toward hedging expenses in the fiscal year ending June 30, 2014.

Cash is typically allocated at 0.5%-1.5% in addition to funds reserved for hedging expense. This number can rise at the end of each quarter in anticipation of rebalancing equities and purchasing protective puts. Additionally, the full exercise price of any sold puts will be held in reserve in cash.

The Fund employs no specific policies or practices with respect to the distribution of short-term and long-term capital gains to investors. We follow our model, and because we have no specific profit target criteria in our models, we are not adverse to holding securities over long periods. We believe this approach will maximize long-term capital gains over time.

We believe only six months of operating data is too little time to make broad generalizations about the Fund’s performance. The stock selection model is being followed, and stock purchases are being hedged against a portion of downside price risk through the use of protective puts. In spite of the lack of option premium income, and in spite of the expense of hedging, Fund performance is well correlated with benchmark performance. Going forward, an increase in implied volatility levels is likely. This should result in more opportunities to generate premium income, but it should be mentioned that such gains could be offset by both declines in stock prices and an increase in hedging costs. Our goal will be to select the balance of securities that optimizes income and capital gains with downside price protection.

Sector selection does not play a significant role in the Fund’s investment strategy.  Because regulations limit sector concentration, we do include sector data in our equity selection model, as described above, but we never seek out attractive sectors on a fundamental or top-down basis. Instead, we tend to accumulate sector concentration because our selection process yields strong companies selling at depressed prices, and often the reason behind these low prices are because they are in an otherwise maligned sector.

As of June 30, 2014, the Fund’s holdings in equities, listed equity put options and cash was divided among economic sectors as follows (unaudited):

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2014 and are subject to change.

Because we are equally weighted among our stocks, we tend not to have huge impacts on outperformance or underperformance from any one stock. An Example of our realized gains and losses over the past year would include the following:

•

First Solar, Inc. (NASDAQ: FSLR): This designer and manufacturer of photovoltaic (PV) solar modules and PV solar power systems is typical of our successful investments. While some might be surprised that a high technology company can be considered a value investment, our view is that any group of assets can be a value investment at the right price. In the case of FSLR, overcapacity and predatory pricing had resulted in several quarters of significant decreases in the stock price. In fact, our model selected the stock when prices fell below what we would judge to be supported by the assets and balance. We judged that the company was earning a return on invested capital that was not adequately reflected in the stock price. Our gain on this stock was the largest realized gain on a percentage basis for the period ending June 30, 2014.  This stock was not held by the portfolio as of June 30, 2014.

As of June 30, 2014, the Fund’s top five holdings were as follows (unaudited):

Percentages in the above table are based on net assets of the Fund’s portfolio as of June 30, 2014 and are subject to change and should not be considered investment advice.

Sincerely,

Louis Alan Stevens

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call  1-866-447-4228.  Please read the prospectus carefully before investing.

(1)The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues  listed  on  various  exchanges,  representing  the  performance  of  the  stock  market  generally.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Lyons Hedged Premium Return Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)Since inception returns assume inception date of 12/31/2013. The performance information quoted in this Annual Report  assumes  the  reinvestment  of  all  dividend  and  capital  gain  distributions,  if  any,  and  represents  past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There  is  a  maximum  sales  load  of 5.75%  (“sales  load”)  on certain  Class  A  subscriptions.  A  1%  Contingent  Deferred  Sales  Charge  (“CDSC  fee”)  is  imposed  on  certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4247-NLD-7/29/2014

Catalyst/Lyons Hedged Premium Return Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

Since Inception**
Class A	6.40%
Class A with load	0.28%
Class C	5.90%
Class I	-0.37%
S&P 500 Total Return Index(a)	7.14%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results.  As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses are 1.90% for Class A, 2.65% for Class C shares, and 1.65% for Class I shares . Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
** Inception date is December 31, 2013 for Class A, Class C and the Benchmark, and June 6, 2014 for Class I.
Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Retail Software Airlines Computers Commercial Services Semiconductors Media Internet Food Pharmaceuticals Other/Cash & Equivalents	14.8%
13.3%
9.9%
9.9%
9.9%
7.3%
7.0%
6.4%
3.8%
3.7%
14.0%
100.0%

July 31, 2014

Catalyst/Lyons Tactical Allocation Fund

Dear Fellow Shareholders,

Catalyst/Lyons Tactical Allocation Fund (the “Fund”) completed its second full year of operations on June 30, 2014. During this time, the Fund followed its tactical allocation and securities selection models, and we are aware of no significant deviations from the employed investment models during the reporting period. The Fund’s goal is to achieve total return, which consists of capital appreciation and current income, with low volatility and low correlation to the equity market.

The Fund’s total returns for the fiscal year ended 06/30/14 and for the period since inception through 06/30/14 as compared to the S&P 500 Total Return Index1 were as follows:

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Tactical asset allocations are evaluated on a monthly basis. The tactical allocation model uses a combination of price momentum, current price relative to long-term moving averages, relative strength of price trend and other history-based inputs to signal equity allocation during sustained rallies and fixed income allocation when weaker equity markets are anticipated. For the year endedJune 30, 2014, the Fund maintained a 100% equity allocation. The Fund anticipates maintaining a 100% equity allocation until such time as the model recommends a change to fixed income based on the aforementioned factors. When allocated to equities, average cash balances are targeted in a range between 0.5-1.5%, and we expect to maintain this range going forward until our allocation model signals a shift from equities to fixed income.

When allocated to equities, a stock selection model is employed that ranks stocks according to fundamental criteria that we believe are indicative of both company strength and relative value. Factors include, but are not limited to, market capitalization, sector, dividend yield, earnings, cash flow and return on capital. The Fund invests quarterly in the top 25 stocks from the model, which are equally-weighted. The Fund does not employ the use of leverage. The Fund does not use derivatives of any kind.

When allocated to equities, current income is derived from dividend yield. Because we believe that dividends are a key indicator of company strength, we require a minimum annual dividend yield of 1.5%. During the past year, average dividend yield for holdings in the Fund were higher than the minimum we require. This rate has been in a range consistent with the average yield on ten-year U.S. Treasury notes.

The Fund employs no specific policies or practices with respect to the distribution of short-term and long-term capital gains to investors. We follow our models, and because we have no specific profit target criteria in our models, we are not adverse to holding securities over long periods. We believe this approach will maximize long-term capital gains over time.

Long-term shareholders will notice there is little deviation from last year’s letter. This is by design. Our strategy is model-driven, and we are content to run the model. We see no economic or other extraneous factors significantly impacting the operation or efficacy of our tactical selection or stock selection models. However, we now find ourselves in the position where stocks have, in many cases, made 30-40% gains during calendar year 2013. Our models search for value, and we believe there is less value to be found in 2014 than was available in 2013. We believe that markets will continue to grow in 2014, but without new catalysts such as economic growth or changes in monetary policy, it is our opinion that market growth will likely be less in fiscal year 2014 than it was in 2013. While we believe our models will continue to identify value wherever it is available, we believe this phenomenon has had a significant, negative impact on the Fund’s investment returns over the second half of the past year. We have not changed our models or methodologies in response to this phenomenon, which we believe to be temporary in nature.

Sector selection does not play a significant role in the Fund’s investment strategy.  Because regulations limit sector concentration, we do include sector data in our equity selection model, as described above, but we never seek out attractive sectors on a fundamental or top-down basis. Instead, we tend to accumulate sector concentration because our selection process yields strong companies selling at depressed prices, and often the reason behind these low prices are because they are in an otherwise maligned sector.  This has been the case last year, where we made many profitable investments in the beaten down technology and healthcare sectors. A significant portion of the Fund’s outperformance versus our benchmark can be attributed to our concentration last year in technology and healthcare stocks.

As of June 30, 2014, the Fund’s equity holdings were divided among economic sectors as follows (unaudited):

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2014 and are subject to change.

Because we are equally weighted among our stocks, we tend not to have huge impacts on outperformance or underperformance from any one stock. Examples of our realized gains and losses over the past year would include the following:

•

Polaris Industries, Inc. (NYSE: PII): This designer and manufacturer of off-road vehicles, including ATVs, snowmobiles, motorcycles and small electric vehicles, is typical of our successful investments. We judged that the company was earning attractive results on invested capital and believed these high returns were not adequately reflected in the stock price. Utilizing its strong cash position and balance sheet capacity, the company embarked on a series of acquisitions, actions which we believe increased investor recognition and ultimately resulted in resulted in a higher stock price. Our gain on this stock was the largest realized gain on a percentage basis for the year ending June 30, 2014.  This stock was not held in the portfolio on June 30, 2014.

•

Best Buy Inc. (NYSE: BBY):This global retailer of technology products and provider of technology-related services is representative of our typical losing investment. The company’s delivered what was considered disappointing holiday results versus rival Amazon, in spite of improved revenues and slashed costs. Investors punished the stock, which fell from a high of $44.66 on 11/13/2013 to a low of $22.15 on 1/31/2014, a decline of 50.4%. We believe this decline was not reflective of the company’s asset, and we continued to add to our position. As is the case with many of our losing investments, we could have made a strong argument for the fundamentals of the stock, but our model is impartial and found another stock which scored higher, so we closed out our Best Buy Inc. position for a loss, which was the largest realized loss on a percentage basis for the portfolio during the year ending June 30, 2014. This stock was not held in the portfolio on June 30, 2014.

As of June 30, 2014, the Fund’s top five holdings were as follows (unaudited):

Holdings are subject to change and should not be considered investment advice.

Sincerely,

Louis Alan Stevens

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228.  Please read the prospectus carefully before investing.

(1)The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues  listed  on  various  exchanges,  representing  the  performance  of  the  stock  market  generally.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Lyons Tactical Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)Since inception returns assume inception date of 07/2/2012. The performance information quoted in this Annual Report  assumes  the  reinvestment  of  all  dividend  and  capital  gain  distributions,  if  any,  and  represents  past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There  is  a  maximum  sales  load  of 5.75%  (“sales  load”)  on certain  Class  A  subscriptions.  A  1%  Contingent  Deferred  Sales  Charge  (“CDSC  fee”)  is  imposed  on  certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4251-NLD-7/30/2014

Catalyst/Lyons Tactical Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

		1 Year Return	Since Inception**
Class A		24.29%	23.73%
Class A with load		17.14%	20.11%
Class C		23.51%	22.89%
Class I		N/A	-0.41%
S&P 500 Total Return Index(a)		24.61%	22.50%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 2.23% for Class A, 2.98% for Class C, and 1.98% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
** Inception date is July 2, 2012 for Class A, Class C and the Benchmark, and June 6, 2014 for Class I.
Comparison of the Change in Value of a $10,000 Investment

	Top 10 Holdings by Industry	% of Net Assets
	Pharmaceuticals Commercial Services Retail Computers Agriculture Machinery-Diversified Software Healthcare-Products Cosmetics/Personal Care Transportation Other/Cash & Equivalents	12.5%
		12.4%
		10.5%
		8.2%
		8.2%
		7.8%
		7.5%
		4.3%
		4.0%
		4.0%
		20.6%
		100.0%

July 31, 2014

Catalyst Macro Strategy Fund Annual Shareholder Letter

Dear Fellow Shareholders,

The 1st quarter of 2014 started off very sluggish for stocks after a harsh winter. The United States equity markets needed to take a breather after a strong rally in 2013. The equity markets shrugged off a very disappointing negative 2.9% GDP print as the S&P 500 gained about 5% in the 2nd quarter of 2014.  U.S. equity gains were minimal in the first quarter of 2014 until stock markets finally broke out of a consolidation period.  Large capitalization and value stocks led the way in the 2nd quarter of 2014 while small caps and growth stocks lagged.  Volatility continues to push down towards record lows as the equity markets continue to push higher which may be a sign of complacency.  The fixed income markets continue to be one of the best performing sectors of 2014.  The long end of the U.S. Treasury bond curve has outperformed the U.S. stock market thus far in 2014.  The economic data backdrops for the U.S. still remains stagnant as economists continue to upgrade their forecasts for the remainder of the year hoping for renewed economic growth.  The Eurozone in the 2nd quarter of 2014 showed signs of deterioration while the economic data continues to disappoint. The big news in the Q2 came from the European Central Bank (ECB) with its recent monetary effort to push short-term deposit rates into negative territory (it was the first central bank ever to attempt this type of action) while also looking to add more simulative measures to help ease credit conditions. It appears that the ECB is committed to complete stabilization in the Eurozone.  Emerging Markets, led by Russia, India, and Brazil were one of the strongest areas for global equities in the 2nd quarter of 2014.

The primary objective of the Catalyst Macro Strategy Fund is to provide a high probability of return, or, alternatively, a high degree of safety during uncertain market conditions, which means we strive for positive returns in all market conditions. We are taking a very balanced approach since the launch of the Macro Fund back in March of this year to balance risk in the portfolio as equity gains have been minimal since the fund launch. We are also taking a balanced approach because our relative strength models across certain sectors/indices are starting to show relative weakness to the benchmark.  This, in our minds, is usually a sign of internal weakness and may cause equity markets to pause or move lower in the near-term.  We are pleased with our performance since inception of 2.60% relative to our benchmark, the IQ Hedge Composite Beta Index, which was up 1.99%. Our performance has benefitted from our mutual fund selections, which are the PIMCO Income Fund (22%), the Westwood Income Opportunity Fund (12%), and the Goldman Sachs MLP Energy Infrastructure Fund (2.9%).

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

There are some tensions on a global scale that may derail further equity gains.  The crisis in Ukraine doesn’t seem to be ending anytime soon while tensions across Israel and the Gaza Strip seem to be flaring up again which may cause some volatility across global financial markets.  As the FED tapers the bond purchases known as QE, or Quantitative Easing, we believe that volatility may pick up as investors may lack confidence in risk assets like stocks. Our portfolio management team continues to monitor and stay on top of any market uncertainties and seek opportunities that may present themselves in the future.

Sincerely,

Al Procaccino and Korey Bauer

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

Since inception returns assume inception dated 3/11/14.The performance information quoted in this Annual Report  assumes  the  reinvestment  of  all  dividend  and  capital  gain  distributions,  if  any,  and  represents  past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There  is  a  maximum  sales  load  of 5.75%  (“sales  load”)  on certain  Class  A  subscriptions.  A  1%  Contingent  Deferred  Sales  Charge  (“CDSC  fee”)  is  imposed  on  certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4266-NLD-8/4/2014

Catalyst Macro Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

Since Inception**
Class A	2.60%
Class A with load	-3.30%
Class C	2.40%
Class I	2.60%
IQ Hedge Composite Beta Index (a)	1.99%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results.  As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 2.12% for Class A, 2.87% for Class C shares, and 1.87% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The IQ Hedge Composite Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity global macro, market neutral, event driven, fixed income arbitrage and emerging markets.

** Inception date is March 11, 2014.
Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment	% of Net Assets
Mutual Funds	66.1%
Exchange Traded Funds	21.4%
Common Stock	6.6%
Short Term Investments	5.3%
Options	0.2%
Other/Cash & Equivalents	0.4%
100.0%

July 31, 2014

Catalyst/MAP Global Capital Appreciation Fund

Dear Shareholders:

The Catalyst/MAP Global Capital Appreciation Fund’s total returns for the period since inception through 06/30/14 as compared to the MSCI All Country World Stock Index(1) were as follows:

Fund vs Index Performance	Twelve Months ended 6/30/14	Since Inception 7/29/2011 Class A & C2
Class A without sales charge	26.10%	13.24%
Class A with sales charge	18.88%	10.97%
Class C	25.26%	12.38%
MSCI All Country World Stock Index[1]	23.58%	11.77%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Here are the industry sector weights, returns, and contributions:

Top 5 Contributors	AvgWgt	Return	Contribution
CONSUMER STAPLES	25.74%	22.52%	6.24%
CONSUMER DISCRETIONARY	14.50	31.70	4.61
HEALTH CARE	7.85	62.65	4.21
INFORMATION TECHNOLOGY	16.27	21.79	3.80
INDUSTRIAL	8.27	40.14	3.10
Total	72.63	21.96	21.96

Bottom 5 Contributors	AvgWgt	Return	Contribution
MATERIALS	1.18%	100.00%	-0.48%
Cash and Equivalent	6.25	0.11	0.01
FUNDS	1.14	7.46	0.12
FINANCIALS	1.84	30.71	0.45
TELECOM SERVICES	3.56	35.09	1.09
Total	13.97	1.18	1.19

Position Highlights:

During the year, we reduced our exposure to European Media names RTL (0.0%) and M6 (0.0%), along with eliminating positions in Corby Wine and Spirits LTD (0.0%), Agco(0.0%) and Rheinmetall AG (0.0%). Our original thesis on European Media proved correct (attractive yields, valuations) but we determined that after the increases it made sense to take our gains. Rheinmetall AG (0.0%) and Corby Wine and Spirits Ltd. (0.0%) were strong performers for us, but we felt appreciation in the names limited further upside. While we are long-term optimists on agricultures, Agco(0.0%) was harmed by weak corn and wheat prices, along with additional competition. As such, we exited the position.

New International positions for the year include Orkla ASA (2.1%), a large Nordic household goods firm reorganizing its business, Swedish Match AB (1.9%), a play on the consolidating tobacco sector, along with the growth potential of smokeless tobacco products, KoninklijkeBoskalis Westminster N.V. (1.8%), a strong steady, but tortoise like dredging/marine service business with good returns and yield, and Orange SA (2.4%), which continues to benefit from Telecom consolidation and an ebbing cellular price war in France.

One of our new Domestic positions is Bob Evans Farms, Inc. The company (1.8%), in our opinion, has undervalued real estate assets and a good consumer brands portfolio, easier same store comparisons, along with a key shareholder taking an activist approach. We also added to our Microsoft Corp. (2.8%)and Johnson & Johnson holdings (2.7%).

In last year’s shareholders letter, we discussed our covered call strategy and said that it was most prudent to execute a buy-write strategy when it makes sense (from a volatility perspective). As volatility has been historically low the last year, we have been less aggressive in this strategy. Should volatility normalize, you can anticipate that we will be more aggressive. We only want to capture premium when we feel it makes financial sense.

Looking Forward:

A theme we have been discussing for quite some time with our clients is concern about Global Debt Loads (sovereign nations, corporations and individuals) and how they are eventually dealt with. In our opinion, the eventual outcome has two likely scenarios: either inflation or deflation, depending on how these debts are cleared. We believe that while either scenario could occur, a bias does exist for an eventual inflationary outcome as Governments are the largest debtors. Another question is how much of our current low rate environment is being caused by extraordinary Central Bank activity (buying of government bonds and holding down rates)? We can't answer that question as this level of global bond support has never been tried before. However, what we can do is be prepared for either an inflationary or deflationary outcome through via portfolio construction.

Structural themes are also both an opportunity and concern. We continue to be worried that the developed countries have significant legacy costs (think Pension issues in Detroit) along with the aforementioned debt issue. In addition to job losses, underemployment, downsizing and an eroding middle class are causes for long-term concern.  What are the new spending and borrowing metrics as a result of these trends? The Emerging Countries are less burdened by these costs as their balance sheets are typically cleaner; however,  they also face more potential for regional conflict and, in many cases, the relatively small but expanding middle classes put them more at risk for political instability.

Geopolitical concerns have been at the forefront this last year. We have had revolution in the Ukraine, Martial Law in Thailand and continuing unrest in the Middle East. We feel that these trends will unfortunately continue. The G-20 nations are more apt to start wanting a larger piece of the economic pie relative to what the G-7 is willing to share. How this will eventually play out is anyone's guess, but increases in volatility and global tensions are highly likely as these issues are dealt with. Diversification can help navigate this unrest.

With that said, we continue to feel that defensive equities offer the best long-term risk/reward ratios. In our view, stocks continue to typically offer stronger yield, real assets and better inflation protection over longer-dated government and corporate bonds. Furthermore, covered call option writing will continue to be an integral part of our strategy and you can expect to see it represent a larger percentage of the portfolio as volatility increases.    Focusing on value names with a catalyst, along with compelling dividend yields and selective covered call writing, can prepare us for solid long-term returns.

Thank you for the confidence you have placed in us with your investment and we intend to continue to work diligently to maintain the trust you have placed in us.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver

Portfolio Managers

Holdings are subject to change and should not be considered investment advice.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

(2) Since inception returns assume inception date of 7/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4285-NLD-8/11/2014

Catalyst/MAP Global Capital Appreciation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

		1 Year Return	Since Inception**
Class A		26.10%	13.24%
Class A with load		18.88%	10.97%
Class C		25.26%	12.38%
Class I		N/A	0.59%
MSCI All Country World Stock Index (a)		23.58%	11.77%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 2.07% for Class A, 2.82% for Class C shares, and 1.82% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)The “MSCI All Country World Stock Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

** Inception date is July 29, 2011 for Class A, Class C and the Benchmark, and June 6, 2014 for Class I.
Comparison of the Change in Value of a $10,000 Investment

	Top 10 Holdings by Industry	% of Net Assets
	Food	10.1%
	Oil & Gas	9.6%
	Pharmaceuticals	8.0%
	Telecommunications	7.9%
	Internet	7.1%
	Agriculture	5.6%
	Computers	4.7%
	Software	4.6%
	Retail	4.5%
	Electric	4.1%
	Other/Cash & Equivalents	33.8%
		100.0%

July 31, 2014

Catalyst/MAP Global Total Return Income Fund

Dear Shareholders:

The Catalyst/MAP Global Total Return Income Fund’s total returns for the period since inception through 06/30/14 as compared to the MSCI All Country World Stock Index(1) were as follows:

Fund vs Index Performance	Twelve Months ended 6/30/14	Since Inception 7/29/2011 Class A & C2
Class A without sales charge	15.51%	9.59%
Class A with sales charge	8.90%	7.40%
Class C	14.70%	8.77%
MSCI All Country World Stock Index Net[1]	23.58%	11.77%

The Fund’s maximum sales charge for Class “A” shares is 5.75% . Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Top Contributors	AvgWgt	Return	Contribution
CONSUMER STAPLES	18.57%	24.24%	4.26%
CONSUMER DISCRETIONARY	17.10	14.10	2.80
INFORMATION TECHNOLOGY	9.45	24.33	2.35
ENERGY	5.85	32.15	1.81
INDUSTRIAL	7.62	22.64	1.64
Total	58.59	12.86	12.86

Bottom Contributors	AvgWgt	Return	Contribbution
MATERIALS	3.66%	-3.31%	-0.18%
Cash and Equivalent	5.88	0.12	0.01
FUNDS	0.69	6.99	0.07
GOVERNMENT	3.82	3.38	0.13
Bonds	5.82	2.69	0.17
Total	19.87	0.19	0.20

Position Highlights:

During the year, we reduced our exposure to European Media names RTL (0.0%) and M6 (0.0%), along with eliminating positions in Corby Wine and Spirits LTD (0.0%), Agco (0.0%) and Rheinmetall AG (0.0%). Our original thesis on European Media proved correct (attractive yields, valuations) but we determined that after the increases it made sense to take our gains. Rheinmetall AG (0.0%) and Corby Wine and Spirits Ltd. (0.0%) were strong performers for us, but we felt appreciation in the names limited further upside. While we are long-term optimists on agricultures, Agco (0.0%) was harmed by weak corn and wheat prices, along with additional competition. As such, we exited the position.

New International positions for the year include OrklaASA (2.5%), a large Nordic household goods firm reorganizing its business, Swedish Match AB (1.4%), a play on the consolidating tobacco sector, along with the growth potential of smokeless tobacco products, KoninklijkeBoskalis Westminster N.V. (1.2%), a strong steady, but tortoise like dredging/marine service business with good returns and yield, and Orange SA (2.3%), which continues to benefit from Telecom consolidation and an ebbing cellular price war in France.

In last year’s shareholders letter, we discussed our covered call strategy and said that it was most prudent to execute a buy-write strategy when it makes sense (from a volatility perspective). As volatility has been historically low the last year, we have been less aggressive in this strategy. Should volatility normalize, you can anticipate that we will be more aggressive. We only want to capture premium when we feel it makes financial sense.

On the fixed income front, we continue to keep our maturities relatively short.  With both long and short-term interest rates hovering close to historic lows, we simply do not see much reward for extending maturities out on the curve.  Rather, we are much more willing to accept some credit risk to enhance yield.  Given the current slack in the global economy, we believe Central Banks will continue to be accommodative, helping to keep rates in check. However, we believe the broader markets will gradually begin to push rates higher, which will offer less attractiveness over longer-term fixed income securities.

We believe one of the advantages of not adhering to a benchmark, having the flexibility to shift the risk away from fixed income into quality, dividend paying stocks, is advantageous for us. We will continue to overweight equities in favor of fixed income.

Looking Forward:

A theme we have been discussing for quite some time with our clients is concern about Global Debt Loads (sovereign nations, corporations and individuals) and how they are eventually dealt with. In our opinion, the eventual outcome has two likely scenarios: either inflation or deflation, depending on how these debts are cleared. We believe that while either scenario could occur, a bias does exist for an eventual inflationary outcome as Governments are the largest debtors. Another question is how much of our current low rate environment is being caused by extraordinary Central Bank activity (buying of government bonds and holding down rates)? We can't answer that question as this level of global bond support has never been tried before. However, what we can do is be prepared for either an inflationary or deflationary outcome through via portfolio construction.

Structural themes are also both an opportunity and concern. We continue to be worried that the developed countries have significant legacy costs (think Pension issues in Detroit) along with the aforementioned debt issue. In addition to job losses, underemployment, downsizing and an eroding middle class are causes for long-term concern.  What are the new spending and borrowing metrics as a result of these trends? The Emerging Countries are less burdened by these costs as their balance sheets are typically cleaner; however,  they also face more potential for regional conflict and, in many cases, the relatively small but expanding middle classes put them more at risk for political instability.

Geopolitical concerns have been at the forefront this last year. We have had revolution in the Ukraine, Martial Law in Thailand and continuing unrest in the Middle East. We feel that these trends will unfortunately continue. The G-20 nations are more apt to start wanting a larger piece of the economic pie relative to what the G-7 is willing to share. How this will eventually play out is anyone's guess, but increases in volatility and global tensions are highly likely as these issues are dealt with. Diversification can help navigate this unrest.

With that said, we continue to feel that defensive equities offer the best long-term risk/reward ratios. In our view, stocks continue to typically offer stronger yield, real assets and better inflation protection over longer-dated government and corporate bonds. Furthermore, covered call option writing will continue to be an integral part of our strategy and you can expect to see it represent a larger percentage of the portfolio as volatility increases.    Focusing on value names with a catalyst, along with compelling dividend yields and selective covered call writing, can prepare us for solid long-term returns.

Thank you for the confidence you have placed in us with your investment and we intend to continue to work diligently to maintain the trust you have placed in us.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver

Portfolio Managers

Holdings are subject to change and should not be considered investment advice.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

(2) Since inception returns assume inception date of 7/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4287-NLD-8/11/21014

Catalyst/MAP Global Total Return Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

	1 Year Return	Since Inception**
Class A	15.51%	9.59%
Class A with load	8.90%	7.40%
Class C	14.70%	8.77%
Class I	N/A	0.51%
MSCI All Country World Stock Index (a)	23.58%	11.77%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 1.99% for Class A, 2.74% for Class C, and 1.74% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)The “MSCI All Country World Stock Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

** Inception date is July 29, 2011 for Class A, Class C and the Benchmark, and June 6, 2014 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Telecommunications	8.5%
Diversified Financial Services	8.2%
Pharmaceuticals	6.8%
Food	6.4%
Oil & Gas	6.3%
Media	5.4%
Beverages	3.7%
Internet	3.6%
Agriculture	3.4%
Computers	3.4%
Other/Cash & Equivalents	44.3%
	100.0%

June 30, 2014

Catalyst/Princeton Floating Rate Income Fund

Dear Shareholders:

During the first half of 2014, asset price performance was in contrast to the expectations going into 2014. Indeed, the relatively smooth and straight forward hand-off from Fed induced artificial growth to organic growth never materialized, which served to provide a bid for bonds and kept rates much lower than expected. In addition to a weaker than expected U.S. economy, emerging market fundamentals also failed to come to fruition, most notablyin China. Although Europe slightly stabilized, its growth remains near zero, lacking sufficient upward trajectory despite finally emerging from a long running recession. Furthermore, the markets were shaken and continue to be shaken by unforeseen bouts of geopolitical tensions in the Ukraine and Iraq that also lent a helping hand to safe haven assets such as developed market bond markets, gold and Japanese Yen, to name a few.

With the limited ability of fundamentals to get off the canvas during the first half of 2014, central banks have been required to delay any potential tightening in accommodations even as the Fed launched its tapering program while other central banks continued to pour liquidity into their markets. However, we believe that the second half of 2014 will be positive for both the global economies and the credit markets. Like many, I was surprised by the weak first quarter in the United States – real Gross Domestic Product (GDP) was -2.9% – but I viewed that as a kind of mini-recession within an ongoing recovery and attributed it to severe weather conditions, global tensions and lack of clarity being provided by the Fed. We expect that the following quarters will exhibit renewed momentum based on the economic data being reported such as vehicle production running at 17 million units; consumer confidence and retail sales are improving; bank loans, which indicate a willingness by business people to borrow for inventories or new projects, are strong; capital spending is picking up; the unemployment rate is down to 6.1%; and the number of jobs created in June was impressive.On the other hand, we will continue to keep an eye on housing starts which dipped below 1 million in June and building permits which also declined. For the economy to move toward 3% real growth in the second half and for unemployment to continue heading to lower levels, housing has to be strong.

With a mixed macro picture and EXPECTED improvements in the U.S. economy in the second half of this year, we expect the credit markets to continue and provide positive returns. In particular, we expect both bank loans and high yield asset classes to generate positive returns in the second half and in 2015. The Bank Loan market had a positive return of 1.96% for the first half of the year after generating a positive 5.60% in FY2013. High Yield had a positive return of 4.93% and 8.24%, respectively for 1st Half of 2014 and FY2013. The positive performance in the first half of the year was driven by several factors:

•

Default Rates across bank loans and bonds continue to stay below historical levels and anticipation for a material increase is not projected till 2016-18 when $700bn of maturities are expected.

o

As of May 14th, Bank Loan default rates stood at 1.35% and bonds at 0.73% vs historical rates of 3.4% and 3.9%, respectively.

•

Demand continues to outstrip supply – New issues across both loans and bonds are below expectations.

o

For the first half of 2014 bank loans had a gross new issuance of approximately $263 Billion and bonds of $175 Billion.

•

Debt maturing through 2015 has been reduced by $508bn since the start of 2009

o

Only $111bn debt coming due by end of 2014-15

•

Underlying corporate fundamentals continue to show improvement

o

EBITDA Margins remained strong while Leverage slightly ticked higher to 4.1x but well below peak of 5.2x in 3Q2009.

•

CLO issuance continues to move higher with more than $100 billion expected to be issued this year. This has helped improve bank loan liquidity but provide a floor for pricing.

o

Offsets recent outflows from Retail bank loan funds

•

Weekly retail loan flows remained vibrant

Performance

Average Annualized Total Return Performance				As of June 30, 2014
Inception: 12/31/2012	3 Months*	6 Months*	1 Year	Since Inception
Class I	1.64%	3.44%	8.76%	8.38%
Class A without Sales Charge	1.58%	3.33%	8.53%	8.15%
Class C without Sales Charge	1.37%	2.88%	7.56%	7.26%
Class A with Sales Charge	-3.27%	-1.55%	3.36%	4.68%
S&P/LSTA Leverage Loan Index	1.38%	2.42%	5.63%	5.05%
# of Funds within Morningstar’s' Bank Loan Category		240	240
Catalyst/Princeton Floating Rate Income Fund Rank		2	2
* Aggregate total return, not annualized.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

On a total return basis, for the six months ended June 30, 2014, Catalyst/Princeton Floating Rate Income Fund outperformed its benchmark, the S&P/LSTA Leverage Loan Index, by approximately 102bps. The primary reasons for our outperformance relative to the benchmark were our strategy of focusing on secondary relative value investments versus new issuance,cash management and credit selection. In general, new issues spreads have tightened since the beginning of the year and we believe secondary markets offer more attractive investments at this time with an opportunity for capital appreciation alongside a more attractive yield.Cash management is extremely important as we do not deploy any leverage in the fund. So in order to minimize impact on our portfolio yield, we may from time to time invest in the BKLN ETFto minimize impact on the Fund’s yield. Finally, as the recent volatility has showed, credit selection is of utmost importance. We have carefully tried to select assets for inclusion within the portfolio that will be able to hold up in time of market pressure and liquidity constraints.

Sector Allocation and Asset Selection

As far as sector positioning in the loan asset class, the Fund’s overweight positions in Telecommunications, Technology and Healthcare were positive contributors to performance while we reduced our exposure across Gaming and Energy due to very tight spreads.

Specific positions that contributed to the Fund’s performance during the first six months ended June 30, 2014, include Gentiva Health Services (1.75% of NAV), Harland Clarke Holdings (1.40% of NAV)and Avaya, Inc. (2.30% of NAV).   The Fund’s overall bond exposure is currently at 21% of net assets as of June 30, 2014 with duration under 5 years. Some of the better performing bonds were across our Telecommunication sector such as AlcatelLucent (1.23% of NAV) and Centurylink Inc. (1.58% of NAV).

Moody’s Issuer Industry Classification	Calculated Percent (%)
Aircraft & Aerospace (60)	0.21%
Airlines (117)	1.06%
Asset Backed Securities (123)	0.36%
Automotive (61)	1.77%
Casinos & Gaming (115)	0.14%
Chemicals (62)	0.71%
Consumer Products (64)	3.54%
Consumer Services (59)	1.91%
Diversified/Conglomerate Service (10)	2.13%
Electronics (13)	2.12%
Energy (65)	2.11%
Finance (102)	6.84%
Finance- Commercial (92)	0.72%
Financial Services (18)	1.06%
Gaming (68)	3.79%
Healthcare, Education and Childcare (17)	9.76%
Hotels, Motels, Inns and Gaming (16)	2.83%
Industrial (119)	0.36%
Insurance (20)	2.09%
Leisure & Entertainment (70)	0.57%
Lodging (71)	0.36%
Manufactured Goods (95)	0.36%
Manufacturing (72)	3.50%
Media (74)	5.61%
Metals & Mining (75)	0.71%
Oil & Gas (94)	4.60%
Packaging (77)	0.51%
Pipeline (220)	1.05%
Real Estate (33)	0.36%
Restaurants (80)	1.42%
Retail (81)	5.95%
Services (76)	3.17%
Technology (83)	9.52%
Technology Services (82)	1.70%
Telecommunications (84)	9.98%
Transportation & Logistics (99)	0.58%
Transportation Services (88)	1.77%
Travel & Lodging (98)	0.53%
Utilities (32)	3.88%
Wireline Telecom Services (118)	0.36%

Current outlook

As we look forward, we expect bank loans to have a positive end to 2014 and continue to generate positive returns in 2015. However the road may be bumpy due to global macro uncertainty and anticipated higher interest rates here in the U.S. We will seek to take advantage of any short term spread widening to add to our portfolio and rebalance existing holdings. We believe that underlying fundamentals across bank loans (and high yield) support our view on continued strong performance with support from technical’s that will minimize volatility across the asset class. In addition bank loans provide a hedge against long duration bonds and equities as interest rates increase in the coming months.

Annual returns

Annual total return
80%
60%
40%
20%
0%
-20%
-40%
Leveraged Loans
High-yield bonds
7.5%
13.0%
5.5%
1.9%
4.2%
2.1%
5.0%
-6.0%
4.2%
6.7%
1.9%
3.2%
10.0%
26.8%
5.2%
11.1%
5.1%
2.4%
6.8%
11.6%
2.0%
2.6%
-29.6%
-26.6%
52.9%
58.2%
9.9%
14.7%
1.5%
7.0%
9.7%
15.4%
5.3%
8.2%
2.0%
4.9%
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
YTD

Source: J.P. Morgan

Terms:

EBITDA – (Earnings Before Interest, Taxes, Depreciation and Amortization) is essentially net income with interest, taxes,  - depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

CLO Issuance – market distribution of newly originated CLOs.  CLO’s (Collateralized loan obligations) are a form of securitization where payments from multiple middle sized and large business loans are pooled together and passed on to different classes of owners in various tranches.

S&P/LSTA Leveraged Loan Index - The S&P/LSTA U.S. Leveraged Loan 100 Index (the “Index”) is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. The Index consists of 100 loan facilities drawn from a larger benchmark - the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).

BKLN ETF -The PowerShares Senior Loan Portfolio (Fund) (TICKER: BKLN) is based on theIndex. The Fund will normally invest at least 80% of its total assets in the component securities that comprise the Index. The Index is designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments.

Princeton Advisory Group

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

Since inception returns assume inception date of 12/31/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4286-NLD-8/11/2014

Catalyst/Princeton Floating Rate Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

		1 Year Return	Since Inception**
Class A		8.53%	8.15%
Class A with load		3.36%	4.68%
Class C		7.56%	7.26%
Class I		8.76%	8.38%
S&P/LSTA U.S. Leveraged Loan 100 Index (a)		5.63%	5.05%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized.  As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 3.37% for Class A, 4.12% for Class C, and 3.12% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The S&P/LSTA U.S. Leveraged Loan 100 Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. The Index consists of 100 loan facilities drawn from a larger benchmark - the S&P/SLTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).

** Inception date is December 31, 2012.
Comparison of the Change in Value of a $10,000 Investment

	Top Holdings by Investment	% of Net Assets
	Bank Loans	78.2%
	Corporate Bonds	21.0%
	Short Term Investments	4.2%
	Exchange Traded Funds	1.1%
	Other/Cash & Equivalents	(4.5)%
		100.0%

Fiscal Year Ended June 30, 2014

Catalyst/SMH High Income Fund

Dear Fellow Shareholders,

The high yield asset class had another strong year as inflation worries eased and investors moved from bank loans and lower yielding asset classes searching for income and return.Many corporations continued to conservatively position their balance sheets as they continued to brace for slower than expected growth and brace for potential downturns.  These actions have benefitted the high yield asset class as default rates remain at historically low levels.

The Catalyst/SMH High Income Fund’s total returns for the year ended 06/30/14 as compared to the BofA Merrill Lynch U.S. Cash Pay High Yield Index (J0A0)1were as follows:

	Year Ended (6/30/14)[2]	Since Inception 05/21/08[2]
Class A without sales charge	2.31%	5.82%
Class A with sales charge	-2.56%	4.98%
Class C	1.54%	5.05%
Class I (Since inception 07/01/13)	2.43%	N/A
BofA Merrill Lynch U.S. Cash Pay High Yield Index[1]	11.71%	9.91%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Catalyst/SMH High Income Fund posted positive returns for the year, but underperformed its benchmark, the BofA Merrill Lynch U.S. Cash Pay High Yield Index.  The underperformance was attributed to the outperformance of certain sectors we do not invest in due to our proprietary investment process, underperformance of certain industries we had over weighted and underperformance of certain individual bonds.  An example of a sector excluded due to our proprietary investment process is banks.  Banks remain one of the largest components of the index and provided one of the largest sector returns during the period.  We did not participate in the run up since we remain extremely disciplined to our security selection process and will not chase returns in sectors or companies that do not fit within our philosophy. The banking sector does not qualify for purchase in the very first level of our screening process, which is where we seek to reduce credit risk.  Beyond the review of this level’s analysis of ensuring there are tangible assets to cover the cost of the bonds, our investment team does not invest is an issuer that has more than 25% of their assets in debt senior to ours.  By virtue of depositors, banks inherently have liabilities ahead of bond purchasers, which make them unsuitable for our process. Our investment discipline allows us up to 20% concentration in an industry at time of purchase. As we are focused on individual bonds, we can at times have a few individual bonds that will create an overweight in an industry. This past year we chose a few individual bonds within the coal industry that have very strong balance sheets and are doing many things that bond managers find attractive. This year, due to potential legislation that has been in the news and continued weak coal prices the coal industry underperformed many others and was a drag on returns. Returns were also affected by certain individual positions within the fund that underperformed, as they represented a much larger allocation to the fund than they did to the index.  While certainly not guaranteed, often times, these same industries and individual bonds that underperforms in one time period swing back in others. It is not uncommon for high conviction strategy returns to shift from one period to the next. While these factors could affect short-term performance, we continue to keep the goal of long-term performance above market returns a top priority.  The Portfolio Managers of the Catalyst/SMH High Income Fund do not set out to beat a benchmark from month to month; we manage for a full market cycle. The team’s goal is to provide a high level of income with additional return coming from actively managing the portfolio to take advantage of trading gains.

Our advocacy remains for focused active management within the high yield asset class.  The BofA Merrill Lynch U.S. Cash Pay High Yield Index currently tracks more than 2,000 individual securities making it almost impossible for any investor to replicate.

SMH Capital Advisors consistently emphasizes the following strategies in an attempt to add returns above the interest income.

Rolling Down the Curve
As the holdings get shorter in maturity, the ‘spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, certain catalyst occur that creates an attractive buying opportunity.  The arrangement of an event driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure.   In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating or complexity of the company’s remaining debt structure.

Over the last several months, we added a meaningful allocation of convertible bonds to our composite. These are hybrid securities that don’t always trade with the equity or bond markets. They pay income and provide principal protection like bonds, but can convert to stocks or enjoy a run up in bond price if the share prices of the issuers rise high enough. Each of the convertible bonds is still subject to the same strict security selection disciplines that we use for corporate bonds. We have not added convertible bonds to the portfolio in several years. We have found several opportunities that we are excited about and added them to the portfolio over the last few months. We have not seen such attractive risk to reward opportunities since 2001. The effect on the portfolio will be that the credit quality will rise and the current yield and yield-to-maturity will dip slightly. We feel that the trade-off is well worth it for the downside protection and potential large price appreciation.

As of June 30, 2014 the Fund’s top five holdings were as follows (unaudited):

Fund’s Top Five Holdings

Caesers Entertainment Operating Co., Inc.  11.25% due 6/2017

5.3%

BreitBurn Energy Partners LP 8.625% due 10/2020

5.3%

Prospect Capital Corp. 5.5% due 8/2016

5.3%

Arch Coal Inc. 7.00% due 6/2019

5.1%

PDL BioPharmaConv4.00% due 2/2018

5.0%

Percentages in the above table are based on market valueof the Fund’s portfolio as of June 30, 2014 and are subject to change and should not be considered investment advice.

As of June 30, 2014 the portfolio was allocated in the following fashion:

Sector
Oil & Gas	15%
Investment Companies	10%
Mining	10%
Coal	10%
Telecommunications	8%
Retail	7%
Lodging	5%
Biotechnology	5%
REITS	5%
Electric	5%
Other	20%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2014 and are subject to change.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a high conviction manager, we do not have the ability to gauge or control market price volatility. However, we will continue to see to position the fund holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective for our clients.

SMH Capital Management

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. "Global" securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index.

 (2) Since inception returns assume inception date of 5/21/2008. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4254-NLD-7/31/2014

Catalyst/SMH High Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

		1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A		2.31%	3.50%	9.72%	5.82%
Class A with load		-2.56%	1.85%	8.67%	4.98%
Class C		1.54%	2.74%	8.92%	5.05%
Class I		N/A	N/A	N/A	2.43%
BofA Merrill Lynch U.S. Cash Pay High Yield Index(a)		11.71%	9.24%	13.80%	9.91%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 1.48% for Class A, 2.23% for Class C and 1.23% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market.

** Inception date is May 21, 2008 for Class A, C and the Benchmark and July 1, 2013 for Class I.
Comparison of the Change in Value of a $10,000 Investment

	Top 10 Holdings by Industry		% of Net Assets
	Oil & Gas		14.9%
	Investment Companies		10.1%
	Mining		9.8%
	Coal		9.5%
	Telecommunications		8.4%
	Retail		6.9%
	Lodging		5.5%
	Biotechnology		5.0%
	REITS		5.0%
	Electric		4.9%
	Other/Cash & Equivalents		20.0%
			100.0%

Fiscal Year Ended June 30, 2014

Catalyst/SMH Total Return Income Fund

Dear Fellow Shareholders,

At the beginning of the year, the Fund was positioned with a basically even allocation to equities (high dividend paying and covered call writing opportunities) and corporate high yield bonds. The Fund remains fairly conservatively positioned with an approximately 50/50 mix between the two asset classes.We feel the broad equity market is fair to over-valued,however,individual opportunities can be found making it anenvironment conducive to stock pickers.  Towards the end of the yearthe Portfolio Managers recognized stronger return candidates in specific convertible bonds.We reduced allocations in both corporate bonds and equities; utilizing the proceeds to establish the convertible bond allocation.

The Catalyst/SMH Total Return Income Fund’s total returns for the year ended 06/30/14 as compared to 50/50 blend of the S&P 500 Total Return Index and the BofA Merrill Lynch U.S Cash Pay High Yield Index were as follows:

	Year Ended (6/30/14)	Since Inception 05/21/08(3)
Class A without sales charge	7.92%	3.54%
Class A with sales charge	1.70%	2.53%
Class C	7.29%	2.77%
Class I (Since Inception 07/01/13)	7.31%	N/A
S&P 500 Total Return Index[1]	24.61%	8.14%
Blended Index[2]	18.08%	9.21%

The Fund’s maximum sales charge for Class“A” shares is 5.75% . Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Catalyst/SMH Total Return Income Fund posted positive returns for the year, but underperformed its benchmark, a 50/50 blend of the S&P 500 Total Return Index and the BofA Merrill Lynch U.S Cash Pay High Yield Index.

Within our bond allocation the underperformance was attributed to the outperformance of certain sectors we do not invest in due to our proprietary investment process, underperformance of certain industries we had over weighted and underperformance of certain individual bonds.  An example of a sector excluded due to our proprietary investment process is banks.  Banks remain one of the largest components of the index and provided one of the largest sector returns during the period.  We did not participate in the run up since we remain extremely disciplined to our security selection process and will not chase returns in sectors or companies that do not fit within our philosophy. The banking sector does not qualify for purchase in the very first level of our screening process, which is where we seek to reduce credit risk.  Beyond the review of this level’s analysis of ensuring there are tangible assets to cover the cost of the bonds, our investment team does not invest is an issuer that has more than 25% of their assets in debt senior to ours.  By virtue of depositors, banks inherently have liabilities ahead of bond purchasers, which make them unsuitable for our process. As a high conviction manager, we can at times have a few individual bonds that will create an overweight in an industry. This past year we chose a few individual bonds within the coal industry that have very strong balance sheets and are doing many things that bond managers find attractive. This year, due to potential legislation that has been in the news and continued weak coal prices the coal industry underperformed many others and was a drag on returns. Returns were also affected by certain individual positions within the Fund that underperformed, as they represented a much larger allocation to the fund than they did to the index.

The underperformance within the Fund’s equity allocationcan be primarily attributed to the exposure in Business Development Companies (BDCs). During the last two quarters of the year the Russell, S&P and MSCI families of indices all announced their intent and then subsequently removed BDCs from their respective indices. This had a strong negative price impact on the sector. As of 6/30/14 we had a 16.7% allocation to the sector. The reason for the expulsion from the indices above, is that BDCs are required to report acquired fund fees and expenses, which can lead to higher reported expenses for mutual funds and ETFs that hold them since they have to report the fees and expenses as if they were their own. We view this as a short-term sell off and feel that theBDC exposure remains attractive from an income and total return potential.

High Yield Bonds

The high yield asset class had another strong year as inflation worries eased and investors moved from bank loans and lower yielding asset classes searching for income and return.  Many corporations continued to conservatively position their balance sheets as they continued to brace for slower than expected growth and brace for potential downturns.  These actions have benefitted the high yield asset class as default rates remain at historically low levels.

SMHCA’s Portfolio Management Team remains an advocate for focused active management within the high yield asset class.  The BofA Merrill Lynch U.S. Cash Pay High Yield Index currently tracks more than 2,000 line items making it almost impossible for any investor to perfectly replicate.

SMH Capital Advisors consistently emphasizes the following strategies in an attempt to add returns above the interest income.

Rolling Down the CurveAs the holdings get shorter in maturity, the ‘spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, certain catalyst occur that creates an attractive buying opportunity.  The arrangement of an event driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure.   In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating or complexity of the company’s remaining debt structure.

Over the last several months, we added a meaningful allocation of convertible bonds to our composite. These are hybrid securities that don’t always trade with the equity or bond markets. They pay income and provide principal protection like bonds, but can convert to stocks or enjoy a run up in bond price if the share prices of the issuers rise high enough. Each of the convertible bonds is still subject to the same strict security selection disciplines that we use for corporate bonds. We have not added convertible bonds to the portfolio in several years. We have found several opportunities that we are excited about and added them to the portfolio over the last few months. We have not seen such risk to reward opportunities since 2001. The effect on the portfolio will be that the credit quality will rise and the current yield and yield-to-maturity will dip slightly. We feel that the trade-off is well worth it for the downside protection and potential large price appreciation.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a high conviction manager, we do not have the ability to gauge or control market price volatility. However, we will continue to seek to position the fund holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective for our clients.

Financially Oriented Equities

We continue to find value in non-traditional financial companies such as business development companies, alternative asset managers and low leveraged real estate investment trusts (REITs). It is our opinion that these positions continue to have favorable fundamentals with price to earnings ratios and dividends ranging from 8% to 12%. As of 06/30/2014, the fund had approximately a 44% allocation within these financially oriented equities.

Growth and Income Common Stocks

In this portion of the portfolio the Portfolio Management Team focused on stocks that were trading at a discounted price to earnings relative to the broad market that had average yields in the 3% to 7% range, and that the Portfolio Management Team believes had the best relative long-term return potential based on its research.

Covered Call Writing

This strategy was used on companies with high revenue/earnings growth, reasonable stock prices and call premiums yielding 3% to 6% on average. SMHCA writes calls 10% to 15% out of the money and 5 to7 months from expiration. SMHCA engaged in this strategy in the attempt to provide income and some downside protection on non-dividend paying positions. Approximately 5.5% of the fund was allocated to strategic covered call opportunities as of June 30, 2014, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings

KKR & Co., LP

5.9%

Apollo Global Management, LLC

5.1%

PDL BioPharma Conv. 4.00% due 2/2018

5.0%

ADT Corp. 3.50% due 7/2022

5.0%

Forbes Energy Services Ltd. 9.00% due 6/2019

5.0%

Holdings are subject to change and should not be considered investment advice.

As of June 30, 2014 the portfolio was allocated in the following fashion:

Sector
Investment Companies	20%
Private Equity	18%
REITS	7%
Retail	6%
Biotechnology	5%
Oil & Gas Services	5%
Commercial Services	5%
Coal	5%
Mining	5%
Diversified Financial Services	5%
Other	19%

SMH Capital Management

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(i) The index is a total return index that reflects both changes in the prices of stocks in the S&P 500 Index as well as the reinvestment of the dividend income from its underlying stocks.

i(2) The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. "Global" securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index.

(3) Since inception returns assume inception date of 5/21/08. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4259-NLD-8/1/2014

Catalyst/SMH Total Return Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for each of the periods ended June 30, 2014, compared to its benchmarks:

		1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A		7.92%	5.15%	11.18%	3.54%
Class A with load		1.70%	3.10%	9.85%	2.53%
Class C		7.29%	4.42%	10.36%	2.77%
Class I		N/A	N/A	N/A	7.31%
S&P 500 Total Return Index(a)		24.61%	16.58%	18.83%	8.14%
Blended Index (b)		18.08%	12.95%	16.43%	9.21%

*The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 3.43% for Class A, 4.18% for Class C and 3.18% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
(b) Blended Index reflects an unmanaged portfolio of 50% of the S&P 500 Total Return Index and 50% of the BofA Merrill Lynch U.S. Cash Pay High Yield Index.
** Inception date is May 21, 2008 for Class A, C and the Benchmarks and July 1, 2013 for Class I.
Comparison of the Change in Value of a $10,000 Investment

	Top 10 Holdings by Industry		% of Net Assets
	Investment Companies		20.3%
	Private Equity		17.7%
	REITS		6.9%
	Retail		5.7%
	Biotechnology		5.0%
	Commercial Services		5.0%
	Oil & Gas Services		5.0%
	Coal		4.9%
	Mining		4.8%
	Diversified Financial Services		4.6%
	Other/Cash & Equivalents		20.1%
			100.0%

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares			Value
	COMMON STOCK - 94.0%
	ADVERTISING - 1.4%
275,000	Millennial Media, Inc. * †		$ 1,372,250

	AEROSPACE/DEFENSE - 1.3%
160,000	Kratos Defense & Security Solutions, Inc. *		1,248,000

	APPAREL - 2.2%
600,000	Quiksilver, Inc. *		2,148,000

	BANKS - 3.1%
85,000	Heritage Oaks Bancorp *		648,550
30,000	Old Line Bancshares, Inc.		472,800
20,000	Renasant Corp.		581,400
45,000	Southside Bancshares, Inc. †		1,303,200
			3,005,950
	BIOTECHNOLOGY - 9.9%
50,000	Aegerion Pharmaceuticals, Inc. *		1,604,500
378,693	Fibrocell Science Inc. *		1,510,985
75,000	Intrexon Corp. * †		1,884,750
450,000	Novavax, Inc. *		2,079,000
119,147	OvaScience, Inc. *		1,092,578
60,000	Prothena Corp. PLC *		1,352,400
			9,524,213
	COMMERCIAL SERVICES - 3.5%
543,000	Cenveo, Inc. *		2,014,530
207,965	Cross Country Healthcare, Inc. *		1,355,932
			3,370,462
	DIVERSIFIED FINANCIAL SERVICES - 2.5%
111,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc.		1,591,740
125,000	Imperial Holdings, Inc. *		852,500
			2,444,240
	ELECTRIC - 1.4%
185,000	Ameresco, Inc. - Cl. A *		1,300,550

	ENERGY-ALTERNATE SOURCES - 2.1%
175,000	Clean Energy Fuels Corp. * †		2,051,000

	ENTERTAINMENT - 4.0%
150,000	Penn National Gaming, Inc. *		1,821,000
180,000	Scientific Games Corp. *		2,001,600
			3,822,600
	ENVIRONMENTAL CONTROL - 3.6%
30,000	Cypress Energy Partners LP		715,200
138,000	Nuverra Environmental Solutions, Inc. * †		2,775,180
			3,490,380
	FOOD - 3.1%
200,000	Fairway Group Holdings Corp. - Cl. A * †		1,330,000
50,000	Fresh Market, Inc. * †		1,673,500
			3,003,500
	HEALTHCARE-PRODUCTS - 2.6%
483,036	InspireMD, Inc. *		1,424,956
220,000	TearLab Corp. * †		1,071,400
			2,496,356

	The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares			Value
	COMMON STOCK - 94.0% (Continued)
	INSURANCE - 1.2%
67,500	United Insurance Holdings Corp.		$ 1,165,050

	INTERNET - 2.8%
85,000	Liquidity Services, Inc. * †		1,339,600
90,000	TrueCar, Inc. *		1,330,200
			2,669,800
	INVESTMENT COMPANIES - 2.1%
145,000	Apollo Investment Corp.		1,248,450
56,000	THL Credit, Inc. †		784,000
			2,032,450
	LEISURE TIME - 2.1%
91,590	Interval Leisure Group, Inc.		2,009,485

	MACHINERY-DIVERSIFIED - 2.0%
26,000	DXP Enterprises, Inc. *		1,964,040

	METAL FABRICATE/HARDWARE - 1.6%
90,000	Global Brass & Copper Holdings, Inc.		1,521,000

	MISCELLANEOUS MANUFACTURING - 2.7%
50,000	Harsco Corp.		1,331,500
62,500	Myers Industries, Inc.		1,255,625
			2,587,125
	OIL & GAS - 4.4%
85,000	Atlas Resource Partners LP		1,723,800
150,000	Hercules Offshore, Inc. *		603,000
65,000	Matador Resources Co. *		1,903,200
			4,230,000
	OIL & GAS SERVICES - 2.2%
45,000	Hornbeck Offshore Services, Inc. *		2,111,400

	PHARMACEUTICALS - 9.3%
830,000	Catalyst Pharmaceutical Partners, Inc. * †		2,099,900
540,000	Corcept Therapeutics, Inc. *		1,512,000
66,000	Natural Grocers by Vitamin Cottage, Inc. *		1,413,060
365,000	OPKO Health, Inc. * †		3,226,600
160,000	XenoPort, Inc. *		772,800
			9,024,360
	PIPELINES - 3.5%
94,848	Midcoast Energy Partners LP †		2,086,656
32,000	Tallgrass Energy Partners LP		1,241,600
			3,328,256
	REAL ESTATE - 0.5%
11,000	Consolidated-Tomoka Land Co.		504,900

	REITS - 4.3%
75,000	Excel Trust, Inc.		999,750
65,000	Invesco Mortgage Capital, Inc.		1,128,400
85,000	Rouse Properties, Inc.		1,454,350
79,000	Trade Street Residential, Inc.		591,710
			4,174,210

	The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares			Value
	COMMON STOCK - 94.0% (Continued)
	RETAIL - 5.6%
45,000	DSW, Inc. - Cl. A		$ 1,257,300
150,000	Regis Corp.		2,112,000
2,273,475	Wet Seal, Inc. * †		2,068,862
			5,438,162
	SAVINGS & LOANS - 2.7%
82,067	Brookline Bancorp, Inc.		768,968
27,000	HomeStreet, Inc.		495,990
90,000	Oritani Financial Corp.		1,385,100
			2,650,058
	SEMICONDUCTORS - 2.0%
860,000	Mattson Technology, Inc. *		1,883,400

	SOFTWARE - 1.5%
135,000	Rally Software Development Corp. *		1,470,150

	TELECOMMUNICATIONS - 2.8%
102,299	Comverse, Inc. *		2,729,337

	TOTAL COMMON STOCK (Cost - $85,640,647)		90,770,684

		Expiration Date -
	WARRANTS - 3.9%	Exercise Price
	CHEMICALS - 3.9%
20,380	Tronox Ltd. - Class A *	2/14/2018 - $58.99	1,932,228
21,050	Tronox Ltd. - Class B *	2/14/2018 - $65.10	1,869,872
	TOTAL WARRANTS (Cost - $2,198,564)		3,802,100

	SHORT-TERM INVESTMENTS -22.5%
21,740,870	Fidelity Institutional Money Market Portfolio, Class I, 0.09% **(a)		21,740,870
	TOTAL SHORT-TERM INVESTMENTS (Cost - $21,740,870)		21,740,870

	TOTAL INVESTMENTS - 120.4% (Cost - $109,580,081) (b)		$ 116,313,654
	LIABILITIES IN EXCESS OF OTHER ASSETS - (20.4%)		(19,727,767)
	NET ASSETS - 100.0%		$ 96,585,887

* Non-income producing security.
** Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.
† Security, or a portion of the security, is out on loan at June 30, 2014. Total loaned securities had a value of $19,844,029 at June 30, 2014.
LP - Limited Partnership
PLC - Public Limited Company
(a) A portion of this security was purchased with cash received as collateral for securities on loan at June 30, 2014. Total collateral had a value of $20,145,296 on June 30, 2014.
(b) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $109,425,795 and differs from value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation	$ 8,822,648
		Unrealized depreciation	(1,934,789)
		Net unrealized appreciation	$ 6,887,859

	The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

As of June 30, 2014, the Fund's equity and warrants holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer			Percentage
IRELAND			1.4%
UNITED STATES			96.5%
		Total Equity and Warrants Holdings	97.9%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2014.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED INSIDER BUYING FUND (formerly CATALYST STRATEGIC INSIDER FUND)
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares			Value
	COMMON STOCK - 91.5%
	ADVERTISING - 2.8%
200,000	Millennial Media, Inc. * †		$ 998,000

	APPAREL - 3.8%
375,000	Quiksilver, Inc. *		1,342,500

	BANKS - 3.0%
23,500	CIT Group, Inc. (b)		1,075,360

	BIOTECHNOLOGY - 5.9%
27,000	Aegerion Pharmaceuticals, Inc. *		866,430
50,000	Intrexon Corp. * †		1,256,500
			2,122,930
	COMMERCIAL SERVICES - 3.3%
33,250	ADT Corp. (b)		1,161,755

	COSMETICS/PERSONAL CARE - 2.5%
60,000	Avon Products, Inc. (b)		876,600

	DIVERSIFIED FINANCIAL SERVICES - 3.5%
66,000	Janus Capital Group, Inc.		823,680
140,420	Ladenburg Thalmann Financial Services, Inc. *		442,323
			1,266,003
	ENERGY-ALTERNATE SOURCES - 3.6%
110,000	Clean Energy Fuels Corp. * †		1,289,200

	ENTERTAINMENT - 5.2%
20,852	International Speedway Corp. - Cl. A		693,955
105,000	Scientific Games Corp. - Cl. A *		1,167,600
			1,861,555
	FOOD - 5.2%
105,500	Fairway Group Holdings Corp. - Cl. A * †		701,575
34,250	Fresh Market, Inc. *		1,146,347
			1,847,922
	INSURANCE - 2.6%
19,500	Cincinnati Financial Corp.		936,780

	INTERNET - 3.3%
75,000	Liquidity Services, Inc. *		1,182,000

	LEISURE TIME - 3.4%
55,000	Interval Leisure Group, Inc.		1,206,700

	MACHINERY-DIVERSIFIED - 3.5%
16,500	DXP Enterprises, Inc. (b) *		1,246,410

	MEDIA - 2.4%
131,000	Cumulus Media, Inc. - Cl. A *		863,290

	MISCELLANEOUS MANUFACTURING - 3.2%
43,500	General Electric Co.		1,143,180

The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST HEDGED INSIDER BUYING FUND (formerly CATALYST STRATEGIC INSIDER FUND)
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares			Value
	COMMON STOCK - 91.5% (Continued)
	OIL & GAS - 6.1%
35,000	Matador Resources Co. *		$ 1,024,800
35,000	Noble Corp. plc		1,174,600
			2,199,400
	OIL & GAS SERVICES - 5.3%
17,700	Gulfmark Offshore, Inc. - Cl. A		799,686
23,500	Hornbeck Offshore Services, Inc. *		1,102,620
			1,902,306
	PHARMACEUTICALS - 3.9%
158,006	OPKO Health, Inc. * †		1,396,773

	PIPELINES - 8.4%
29,200	Atlas Pipeline Partners LP †		1,004,480
34,000	El Paso Pipeline Partners LP		1,231,820
35,000	Midcoast Energy Partners LP †		770,000
			3,006,300
	RETAIL - 9.4%
25,000	AmeriGas Partners LP		1,134,750
29,500	Dick's Sporting Goods, Inc.		1,373,520
30,000	DSW, Inc. - Cl. A		838,200
			3,346,470
	TRANSPORTATION - 1.2%
10,000	Martin Midstream Partners LP		411,800

	TOTAL COMMON STOCK (Cost - $30,366,076)		32,683,234

Contracts (a)		Expiration Date -
		Exercise Price
	OPTIONS PURCHASED - 6.8%
	CALL OPTIONS PURCHASED - 4.3% *
1,770	iShares Russell 2000 ETF (b)	3/31/2015 - $115.00	1,548,750
	TOTAL CALL OPTIONS PURCHASED (Cost - $1,000,799)

	PUT OPTIONS PURCHASED - 2.5% *
1,692	iShares Russell 2000 ETF	9/30/2014 - $115.00	465,300
510	SPDR S&P 500 ETF Trust	1/17/2015 - $196.00	413,610
	TOTAL PUT OPTIONS PURCHASED (Cost - $1,625,616)		878,910
Shares
	SHORT-TERM INVESTMENTS - 26.3%
9,400,766	Fidelity Institutional Money Market Portfolio, Class I, 0.09%**(c)		9,400,766
	TOTAL SHORT-TERM INVESTMENTS (Cost - $9,400,766)		9,400,766

	TOTAL INVESTMENTS - 124.6% (Cost - $42,393,257) (d)		$ 44,511,660
	LIABILITIES IN EXCESS OF OTHER ASSETS - (24.6%)		(8,776,932)
	NET ASSETS - 100.0%		$ 35,734,728

		Expiration Date -
Contracts (a)		Exercise Price
	CALL OPTIONS WRITTEN - (0.2%) *
228	iShares Russell 2000 ETF	9/30/2014 - $120.00	$ 58,824
	CALL OPTIONS WRITTEN (Premiums received - $129,721) (d)		$ 58,824

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST HEDGED INSIDER BUYING FUND (formerly CATALYST STRATEGIC INSIDER FUND)
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

* Non-income producing security.
** Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.
† Security, or a portion of the security, is out on loan at June 30, 2014. Total loaned securities had a value of $7,341,527 at June 30, 2014.
LP - Limited Partnership
(a) Each contract is equivalent to 100 shares of common stock.
(b) All or a portion of this security is segregated as collateral for call options written.
(c) A portion of this security was purchased with cash received as collateral for securities on loan at June 30, 2014. Total collateral had a value of $7,462,082 on June 30, 2014.

(d) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written, is $42,185,856 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation			$ 3,342,642
Unrealized depreciation			(1,075,662)
Net unrealized appreciation			$ 2,266,980

As of June 30, 2014, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer			Long Percentage
BRITAIN			3.3%
UNITED STATES			88.2%
	Total Equity Holdings		91.5%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2014.

The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares			Value
	COMMON STOCK - 98.8%
	AGRICULTURE - 2.4%
136,500	Archer-Daniels-Midland Co.		$ 6,021,015

	AIRLINES - 2.8%
167,500	United Continental Holdings, Inc. *		6,879,225

	APPAREL - 1.6%
45,500	Michael Kors Holdings Ltd. *		4,033,575

	AUTO PARTS & EQUIPMENT - 2.4%
66,500	TRW Automotive Holdings Corp. *		5,953,080

	BANKS - 8.2%
136,000	CIT Group, Inc.		6,223,360
731,500	Huntington Bancshares, Inc.		6,978,510
497,429	KeyCorp		7,128,158
			20,330,028
	BEVERAGES - 3.3%
194,000	Coca-Cola Co.		8,217,840

	CHEMICALS - 1.7%
86,065	Mosaic Co.		4,255,914

	COMMERCIAL SERVICES - 2.9%
205,000	ADT Corp.		7,162,700

	COMPUTERS - 2.7%
165,500	Teradata Corp. *		6,653,100

	COSMETICS/PERSONAL CARE - 2.4%
410,000	Avon Products, Inc.		5,990,100

	DISTRIBUTION/WHOLESALE - 2.2%
112,130	Fastenal Co.		5,549,314

	DIVERSIFIED FINANCIAL SERVICES - 4.7%
195,000	Ally Financial, Inc. *		4,662,450
20,000	T. Rowe Price Group, Inc.		1,688,200
25,500	Visa, Inc. - Cl. A		5,373,105
			11,723,755
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.2%
82,500	Emerson Electric Co.		5,474,700

	FOOD - 2.6%
169,000	Whole Foods Market, Inc.		6,528,470

	HEALTHCARE-SERVICES - 2.5%
106,200	Quest Diagnostics, Inc.		6,232,878

	HOLDING COMPANIES-DIVERSIFIED - 1.9%
181,500	Leucadia National Corp.		4,758,930

	INSURANCE - 2.2%
114,000	Cincinnati Financial Corp.		5,476,560

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares			Value
	COMMON STOCK - 98.8% (Continued)
	INTERNET - 2.3%
250,000	Symantec Corp.		$ 5,725,000

	MINING - 3.8%
340,000	Alcoa, Inc.		5,062,600
142,000	Southern Copper Corp.		4,312,540
			9,375,140
	MISCELLANEOUS MANUFACTURING - 4.2%
397,000	General Electric Co.		10,433,160

	OIL & GAS - 8.9%
163,758	Chesapeake Energy Corp.		5,089,599
207,500	Noble Corp. plc		6,963,700
51,713	Occidental Petroleum Corp.		5,307,305
58,500	Phillips 66		4,705,155
			22,065,759
	PHARMACEUTICALS - 6.3%
74,000	Eli Lilly & Co.		4,600,580
89,000	Omnicare, Inc.		5,924,730
39,918	Valeant Pharmaceuticals International, Inc. *		5,034,458
			15,559,768
	PIPELINES - 9.6%
276,500	Enable Midstream Partners LP *		7,241,535
56,750	Kinder Morgan Energy Partners LP		4,665,417
200,419	Kinder Morgan, Inc.		7,267,193
64,500	MarkWest Energy Partners LP		4,616,910
			23,791,055
	REITS - 1.7%
40,250	Vornado Realty Trust		4,295,882

	RETAIL - 11.5%
10,250	Chipotle Mexican Grill, Inc. - Cl. A *		6,073,228
146,000	Dick's Sporting Goods, Inc.		6,797,760
33,500	O'Reilly Automotive, Inc. *		5,045,100
92,500	Target Corp.		5,360,375
64,500	Yum! Brands, Inc.		5,237,400
			28,513,863
	SOFTWARE - 1.8%
74,500	Akamai Technologies, Inc. *		4,548,970

	TOTAL COMMON STOCK (Cost - $234,799,774)		245,549,781

	SHORT-TERM INVESTMENTS - 2.5%
6,092,469	Fidelity Institutional Money Market Portfolio, Class I, 0.09%**		6,092,469
	TOTAL SHORT-TERM INVESTMENTS (Cost - $6,092,469)		6,092,469

	TOTAL INVESTMENTS - 101.3% (Cost - $240,892,243) (a)		$ 251,642,250
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3%)		(3,235,969)
	NET ASSETS - 100.0%		$ 248,406,281

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

LP - Limited Partnership
* Non-income producing security.
** Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.
(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $240,856,455 and differs from value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation	$ 12,438,809
		Unrealized depreciation	(1,653,014)
		Net unrealized appreciation	$ 10,785,795

As of June 30, 2014, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer			Percentage
BRITIAN			2.8%
HONG KONG			1.6%
UNITED STATES			94.4%
		Total Equity Holdings	98.8%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2014.

The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares				Value
		COMMON STOCK - 96.2%
		ADVERTISING - 2.3%
60,000		Millennial Media, Inc. *		$ 299,400

		AEROSPACE/DEFENSE - 1.6%
26,953		Kratos Defense & Security Solutions, Inc. *(a)		210,233

		APPAREL - 3.0%
110,000		Quiksilver, Inc. *		393,800

		BANKS - 2.4%
12,500		Access National Corp.		189,500
25,000		Old Second Bancorp, Inc. *(a)		124,250
				313,750
		BIOTECHNOLOGY - 8.0%
9,500		Aegerion Pharmaceuticals, Inc. *(a)		304,855
12,500		Intrexon Corp. *(a)		314,125
29,800		Merrimack Pharmaceuticals, Inc. *(a)		217,242
46,000		Novavax, Inc. *		212,520
				1,048,742
		COMMERCIAL SERVICES - 1.8%
6,921		ADT Corp. (a)		241,820

		COSMETICS/PERSONAL CARE - 1.8%
16,000		Avon Products, Inc. (a)		233,760

		DIVERSIFIED FINANCIAL SERVICES - 4.3%
36,500		Imperial Holdings, Inc. *(a)		248,930
100,000		Ladenburg Thalmann Financial Services, Inc. *		315,000
				563,930
		ENERGY-ALTERNATE SOURCES - 2.0%
22,500		Clean Energy Fuels Corp. *(a)		263,700

		ENTERTAINMENT - 3.3%
38,500		Scientific Games Corp. *(a)		428,120

		ENVIRONMENTAL CONTROL - 2.6%
4,517		Cypress Energy Partners LP (a)		107,685
11,889		Nuverra Environmental Solutions, Inc. *(a)		239,088
				346,773
		FOOD - 1.7%
6,808		Fresh Market, Inc. *(a)		227,864

		HEALTHCARE-PRODUCTS - 1.5%
40,000		TearLab Corp. *		194,800

		INTERNET - 1.8%
15,000		Liquidity Services, Inc. *(a)		236,400

		INVESTMENT COMPANIES - 1.6%
24,287		Apollo Investment Corp. (a)		209,111

		LEISURE TIME - 2.6%
15,300		Interval Leisure Group, Inc. (a)		335,682

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares				Value
	COMMON STOCK - 96.2% (Continued)
		MACHINERY-DIVERSIFIED - 3.3%
5,750		DXP Enterprises, Inc. *(a)		$ 434,355

		METAL FABRICATE/HARDWARE - 2.6%
20,000		Global Brass & Copper Holdings, Inc. (a)		338,000

		MINING - 2.5%
280,000		General Moly, Inc. *		322,000

		MISCELLANEOUS MANUFACTURING - 2.5%
16,000		Myers Industries, Inc. (a)		321,440

		OIL & GAS - 8.7%
11,500		Atlas Resource Partners LP (a)		233,220
15,000		Energy XXI Bermuda Ltd. (a)		354,450
75,000		Hercules Offshore, Inc. *		301,500
7,500		Noble Corp. PLC (a)		251,700
				1,140,870
		OIL & GAS SERVICES - 2.5%
6,883		Hornbeck Offshore Services, Inc. *(a)		322,950

		PHARMACEUTICALS - 8.4%
11,000		Akorn, Inc. *(a)		365,750
15,000		Natural Grocers by Vitamin Cottage, Inc. *		321,150
45,918		OPKO Health, Inc. *(a)		405,915
				1,092,815
		PIPELINES - 1.6%
6,234		Atlas Pipeline Partners LP (a)		214,450

		REITS - 4.8%
15,318		Excel Trust, Inc. (a)		204,189
18,500		Invesco Mortgage Capital, Inc. (a)		321,160
6,220		Rouse Properties, Inc. (a)		106,424
				631,773
		RETAIL - 9.3%
8,000		Dick's Sporting Goods, Inc. (a)		372,480
12,000		DSW, Inc. - Cl. A (a)		335,280
15,562		Regis Corp. (a)		219,113
320,000		The Wet Seal, Inc. *		291,200
				1,218,073
		SEMICONDUCTORS - 2.0%
120,000		Mattson Technology, Inc. *		262,800

		SOFTWARE - 2.4%
28,500		Rally Software Development Corp. *		310,365

		TELECOMMUNICATIONS - 3.3%
16,000		Comverse, Inc. *(a)		426,880

		TOTAL COMMON STOCK (Cost - $11,945,418)		12,584,656

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares				Value
		SHORT-TERM INVESTMENTS - 6.9%
904,841		Fidelity Institutional Money Market Portfolio, Class I, 0.09%**		$ 904,841
		TOTAL SHORT-TERM INVESTMENTS (Cost - $904,841)		904,841

		TOTAL INVESTMENTS - 103.1% (Cost - $12,850,259) (b)		$ 13,489,497
		LIABILITIES IN EXCESS OF OTHER ASSETS - (3.1%)		(408,459)
		NET ASSETS - 100.0%		$ 13,081,038

		SECURITIES SOLD SHORT - (95.7%)*
		COMMON STOCK - (95.7%)
		AEROSPACE/DEFENSE - (0.9%)
8,713		LMI Aerospace, Inc.		$ 113,966

		AIRLINES - (0.8%)
8,103		Hawaiian Holdings, Inc.		111,092

		AUTO MANUFACTURERS - (1.8%)
992		Tesla Motors, Inc.		238,140

		AUTO PARTS & EQUIPMENT - (1.0%)
6,090		Miller Industries, Inc.		125,332

		BANKS - (4.1%)
1,866		BOK Financial Corp.		124,276
3,149		Lakeland Financial Corp.		120,166
2,043		UMB Financial Corp.		129,506
3,144		Westamerica Bancorporation		164,368
				538,316
		BEVERAGES - (2.5%)
2,596		Dr Pepper Snapple Group, Inc.		152,074
2,444		Molson Coors Brewing Co.		181,247
				333,321
		BUILDING MATERIALS - (1.8%)
3,685		AAON, Inc.		123,521
2,320		Drew Industries, Inc.		116,023
				239,544
		CHEMICALS - (1.0%)
10,018		Landec Corp.		125,125

		COMMERCIAL SERVICES - (5.1%)
3,431		ExamWorks Group, Inc.		108,866
5,656		Franklin Covey Co.		113,855
10,500		Genpact Ltd.		184,065
4,353		JTH Holding, Inc.		144,998
5,251		Kforce, Inc.		113,684
				665,468
		COMPUTERS - (2.6%)
2,769		3D Systems Corp.		165,586
5,815		Insight Enterprises, Inc.		178,753
				344,339
		DIVERSIFIED FINANCIAL SERVICES - (2.9%)
1,092		Ameriprise Financial, Inc.		131,040
20,000		WisdomTree Investments, Inc.		247,200
				378,240
	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares				Value
	SECURITIES SOLD SHORT - (95.7%) (Continued)
	COMMON STOCK - (95.7%) (Continued)
		ELECTRIC - (2.0%)
2,343		Cleco Corp.		$ 138,120
2,212		IDACORP, Inc.		127,920
				266,040
		ELECTRONICS - (3.4%)
2,500		Analogic Corp.		195,600
2,389		Badger Meter, Inc.		125,781
4,320		Sparton Corp.		119,837
				441,218
		ENERGY-ALTERNATE SOURCES - (3.0%)
1,928		REX American Resources Corp.		141,342
3,606		SolarCity Corp.		254,584
				395,926
		ENVIRONMENTAL CONTROL - (1.0%)
2,752		Waste Connections, Inc.		133,610

		FOOD - (3.7%)
5,750		B&G Foods, Inc.		187,967
1,589		Hershey Co.		154,721
12,026		Inventure Foods, Inc.		135,533
				478,221
		HEALTHCARE-PRODUCTS - (4.7%)
19,200		CryoLife, Inc.		171,840
5,500		Hanger, Inc.		172,975
2,498		ICU Medical, Inc.		151,903
6,733		Luminex Corp.		115,471
				612,189
		HEALTHCARE-SERVICES - (3.7%)
2,793		Acadia Healthcare Co., Inc.		127,082
1,799		Laboratory Corp. of America Holdings		184,218
3,871		Molina Healthcare, Inc.		172,763
				484,063
		HOME FURNISHINGS - (0.8%)
2,500		iRobot Corp.		102,375

		HOUSEHOLD PRODUCTS/WARES - (1.0%)
2,469		Avery Dennison Corp.		126,536

		INSURANCE - (1.9%)
6,940		CNO Financial Group, Inc.		123,532
1,775		Infinity Property & Casualty Corp.		119,333
				242,865
		INTERNET - (7.6%)
30,663		Groupon, Inc. - Cl. A		202,989
2,222		MercadoLibre, Inc.		211,979
50,000		TeleCommunication Systems, Inc. - Cl. A		164,500
5,942		Twitter, Inc.		243,444
54,897		Zynga, Inc. - Cl. A		176,219
				999,131
		INVESTMENT COMPANIES - (1.4%)
14,500		Medallion Financial Corp.		180,670

		MEDIA - (1.3%)
4,204		AH Belo Corp.		49,817
7,595		New York Times Co.		115,520
				165,337
	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares				Value
	SECURITIES SOLD SHORT - (95.7%) (Continued)
	COMMON STOCK - (95.7%) (Continued)
		OFFICE/BUSINESS EQUIPMENT - (4.0%)
25,000		Voxeljet AG - ADR		$ 523,500

		OIL & GAS - (3.2%)
2,613		Carrizo Oil & Gas, Inc.		180,976
4,000		Newfield Exploration Co.		176,800
2,000		Vanguard Natural Resources LLC		64,400
				422,176
		OIL & GAS SERVICES - (3.3%)
6,605		Basic Energy Services, Inc.		192,998
3,672		Matrix Service Co.		120,405
1,478		SEACOR Holdings, Inc.		121,566
				434,969
		REAL ESTATE - (1.5%)
6,700		RE/MAX Holdings, Inc. - Cl. A		198,253

		REITS - (1.1%)
3,523		HCP, Inc.		145,782

		RETAIL - (4.2%)
1,837		Asbury Automotive Group, Inc.		126,275
12,979		Build-A-Bear Workshop, Inc.		173,399
4,050		Finish Line, Inc.		120,447
1,586		Genesco, Inc.		130,258
				550,379
		SAVINGS & LOANS - (2.8%)
8,491		Flushing Financial Corp.		174,490
8,917		Home Bancorp, Inc.		196,352
				370,842
		SEMICONDUCTORS - (1.3%)
13,617		Amtech Systems, Inc.		166,536

		SOFTWARE - (6.4%)
3,348		Electronic Arts, Inc.		120,093
6,500		Tableau Software, Inc. - Cl. A		463,645
9,869		Veeva Systems, Inc. - Cl. A		251,166
				834,904
		TELECOMMUNICATIONS - (3.0%)
9,660		Alliance Fiber Optic Products, Inc.		174,846
2,052		Atlantic Tele-Network, Inc.		119,016
7,259		Inteliquent, Inc.		100,682
				394,544
		TRANSPORTATION - (2.9%)
3,750		Con-way, Inc.		189,038
4,223		Saia, Inc.		185,516
				374,554
		TRUCKING & LEASING - (2.0%)
1,675		GATX Corp.		112,125
6,120		Willis Lease Finance Corp.		150,062
				262,187

		TOTAL SECURITIES SOLD SHORT (Proceeds - $11,602,069) (b)		$ 12,519,690

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

* Non-income producing security.
** Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.
ADR - American Depositary Receipt
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Liability Company
(a) All or a portion of this security is segregated as collateral for securities sold short.

(b) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including securities sold short, is $1,272,692 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized appreciation	$ 842,896
			Unrealized depreciation	(1,145,781)
			Net unrealized depreciation	$ (302,885)

As of June 30, 2014, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer		Sold Short Percentage		Long Percentage
ARGENTINA		(1.6)%		-
BERMUDA		(1.4)%		2.7%
BRITAIN		-		1.9%
GERMANY		(4.0)%		-
UNITED STATES		(88.7)%		91.6%
	Total Equity Holdings	(95.7)%		96.2%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2014.

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST EVENT ARBITRAGE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares			Value
	COMMON STOCK - 92.3%
	AGRICULTURE - 1.8%
5,000	Lorillard, Inc. ^		$ 304,850

	BANKS - 5.7%
6,388	Deutsche Bank AG ^		224,730
22,850	OmniAmerican Bancorp, Inc. ^		571,250
4,114	PacWest Bancorp		177,601
			973,581
	BEVERAGES - 2.1%
5,000	Molson Coors Brewing Co. ^		370,800

	BIOTECHNOLOGY - 1.8%
20,000	Cubist Pharmaceuticals, Inc. *		2,318
22,981	Harvard Bioscience, Inc. *		104,564
65,000	PharmAthene, Inc. *		91,650
30,000	Protalix BioTherapeutics, Inc. *		109,500
			308,032
	COMMERCIAL SERVICES - 2.7%
12,500	Hertz Global Holdings, Inc. *^		350,375
5,000	PHH Corp. * ^		114,900
			465,275
	COMPUTERS - 4.1%
25,000	BlackBerry Ltd. *^		256,000
29,289	Overland Storage, Inc. *		142,054
15,000	Riverbed Technology, Inc. *^		309,450
50,000	StorageNetworks, Inc. *#		-
			707,504
	DIVERSIFIED FINANCIAL SERVICES - 3.3%
64,900	Investors Capital Holdings Ltd. *		465,982
15,000	SWS Group, Inc. *		109,200
			575,182
	ENERGY-ALTERNATE SOURCES - 1.4%
87,100	Lightbridge Corp. *		241,267

	ENGINEERING & CONSTRUCTION - 3.0%
15,231	Foster Wheeler AG ^		518,920

	FOOD - 4.0%
20,000	Safeway, Inc. ^		686,800

	FOREST PRODUCTS & PAPER - 0.0%
400	Verso Paper Corp. *		840

	HEALTHCARE-PRODUCTS - 5.2%
40,000	American Medical Alert Corp. *#		40
5,230	Covidien PLC ^		471,641
33,620	Nordion, Inc. *^		422,267
			893,948
	HOLDING COMPANIES-DIVERSFIED - 3.3%
34,100	Steel Partners Holdings LP *^		569,129

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST EVENT ARBITRAGE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares			Value
	COMMON STOCK - 92.3% (Continued)
	INSURANCE - 1.6%
7,500	Fidelity National Financial, Inc. *^		$ 245,700
15,200	Tower Group International Ltd.		27,360
			273,060
	MEDIA - 23.7%
6,250	DIRECTV *^		531,313
15,000	Gannett Co., Inc. ^		469,650
16,000	LIN Media LLC - Cl. A *^		436,000
7,500	Media General, Inc. *		153,975
105,000	Sirius XM Holdings, Inc. *^		363,300
7,700	Time, Inc. * ^		186,494
13,000	Time Warner Cable, Inc. ^		1,914,900
			4,055,632
	MINING - 1.5%
35,000	African Barrick Gold PLC		123,133
300,000	Crocodile Gold Corp. *		73,198
75,000	IC Potash Corp. *		21,819
67,000	US Silver & Gold, Inc. *		33,953
			252,103
	OIL & GAS - 5.5%
17,500	Cobalt International Energy, Inc. *^		321,125
500,000	Dejour Energy, Inc. *		104,000
2,573	Energy XXI Bermuda Ltd.		60,800
56,125	Gulf Coast Ultra Deep Royalty Trust *		164,446
50,000	Ithaca Energy, Inc. *		130,443
15,000	Talisman Energy, Inc. ^		159,000
			939,814
	PHARMACEUTICALS - 5.8%
4,000	Allergan, Inc. ^		676,880
2,500	Mallinckrodt PLC *^		200,050
231,800	Sanofi *		115,900
25,000	Trius Therapeutics, Inc. *#		-
			992,830
	REITS - 8.3%
15,000	American Realty Capital Healthcare Trust, Inc. ^		163,350
37,500	American Realty Capital Properties, Inc. ^		469,875
7,500	Ashford Hospitality Prime, Inc. ^		128,700
12,500	NorthStar Realty Finance Corp.		217,250
20,900	Partners Real Estate Investment Trust		97,603
30,762	Spirit Realty Capital, Inc. ^		349,455
			1,426,233
	RETAIL - 1.3%
5,350	Fred's, Inc. - Cl. A ^		81,802
20,000	Rite Aid Corp. *		143,400
			225,202
	SOFTWARE - 0.5%
5,000	Nuance Communications, Inc. *^		93,850

	TELECOMMUNICATIONS - 5.7%
4,079	Eventis Corp.		64,611
5,000	Loral Space & Communications Ltd.*^		363,450
13,500	tw telecom, inc. *^		544,185
			972,246

	TOTAL COMMON STOCK (Cost - $16,316,622)		15,847,098

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST EVENT ARBITRAGE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares			Value
	PREFERRED STOCK - 6.6%
	DIVERSIFIED FINANCIAL SERVICES - 3.2%
10,000	Ladenburg Thalmann Financial Services, Inc., 8.00%		$ 220,500
15,000	SLM Corp., 6.00% ^		332,850
			553,350
	INSURANCE - 1.1%
2,300	Endurance Specialty Holdings Ltd., 7.75%		60,996
5,100	PartnerRe Ltd., 5.875%		124,746
			185,742
	OIL & GAS - 0.1%
700	Goodrich Petroleum Corp., 10.00%		18,900

	REITS - 0.7%
5,300	American Realty Capital Properties, Inc., 6.70% ^		124,179

	TRANSPORTATION - 1.5%
5,420	Costamare, Inc., 7.625% ^		136,313
4,500	Seaspan Corp., 8.25%		117,000
			253,313
	TOTAL PREFERRED STOCK (Cost - $1,099,174)		1,135,484

		Expiration Date -
	WARRANTS - 1.2%	Exercise Price
	PIPELINES - 1.2%
75,000	Kinder Morgan, Inc. *	5/25/2017 - $40.00	208,500
	TOTAL WARRANTS (Cost - $265,454)		208,500

Contracts (a)
	CALL OPTIONS PURCHASED - 0.3% *
200	American Realty Capital	7/19/2014 - $12.50	3,000
75	Gannett, Inc.	1/17/2015 - $30.00	21,188
55	Noble Corp.	1/17/2015 - $33.00	14,080
200	OpenTable, Inc.	7/19/2014 - $105.00	9,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $42,941)		47,268
Shares
	SHORT-TERM INVESTMENTS - 13.2%
2,262,667	Fidelity Institutional Money Market Portfolio, Class I, 0.09%**^		2,262,667
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,262,667)		2,262,667

	TOTAL INVESTMENTS - 113.6% (Cost - $19,986,858) (b)		$ 19,501,017
	LIABILITIES IN EXCESS OF OTHER ASSETS - (13.6%)		(2,336,626)
	NET ASSETS - 100.0%		$ 17,164,391

Shares
	SECURITIES SOLD SHORT - (52.7%)*
	COMMON STOCK - (22.8%)
	ADVERTISING - (2.1%)
5,000	Omnicom Group, Inc.		$ 356,100

	BANKS - (4.6%)
10,000	PacWest Bancorp		431,700
10,188	Southside Bancshares, Inc.		295,044
2,973	Taylor Capital Group, Inc.		63,563
			790,307
	COSMETICS/PERSONAL CARE - (0.5%)
3,750	Elizabeth Arden, Inc.		80,325

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST EVENT ARBITRAGE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares			Value
	SECURITIES SOLD SHORT - (52.7%) (Continued)
	COMMON STOCK - (22.8%) (Continued)
	HEALTHCARE-PRODUCTS - (1.9%)
5,000	Medtronic, Inc.		$ 318,800

	MEDIA - (10.1%)
32,500	Comcast Corp. - Cl. A		1,744,600

	PRIVATE EQUITY - (0.8%)
5,000	Apollo Global Management LLC - Cl. A		138,600

	REITS - (1.0%)
3,950	Realty Income Corp.		175,459

	TELECOMMUNICATIONS - (1.8%)
5,000	Consolidated Communications Holdings, Inc.		111,200
4,500	Level 3 Communications, Inc.		197,595
			308,795
	TOTAL COMMON STOCK SOLD SHORT (Proceeds - $3,838,041)		3,912,986

	EXCHANGE TRADED FUNDS SOLD SHORT - (29.9%)
	EQUITY FUNDS - (29.9%)
11,450	Consumer Staples Select Sector SPDR Fund		510,899
9,000	Direxion Daily Financial Bull 3X Shares		899,640
7,500	Health Care Select Sector SPDR Fund		456,225
8,500	iShares Russell 2000 ETF		1,009,885
3,500	iShares US Real Estate ETF		251,265
3,000	Materials Select Sector SPDR Fund		148,920
9,500	SPDR S&P 500 ETF Trust		1,859,340
	TOTAL EXCHANGE TRADED FUNDS SOLD SHORT (Proceeds - $4,569,497)		5,136,174
	TOTAL SECURITIES SOLD SHORT (Proceeds - $8,407,538) (b)		$ 9,049,160

Contracts (a)		Expiration Date -
	OPTIONS WRITTEN - (0.7%)*	Exercise Price
	PUT OPTIONS WRITTEN - (0.3%)
250	Fusion-io, Inc.	9/20/2014 - $12.00	$ 17,500
75	Gannett, Inc.	1/17/2015 - $27.00	7,125
55	Noble Corp.	1/17/2015 - $23.00	1,183
150	PetroLogistics LP	12/20/2014 - $15.00	18,375
300	Tower Group International Ltd.	7/19/2014 - $2.00	9,000
	TOTAL PUT OPTIONS WRITTEN (Premiums received - $73,975)		53,183

	CALL OPTIONS WRITTEN - (0.4%)
50	Comcast Corp.	1/17/2015 - $50.00	25,150
100	Fred's, Inc.	10/18/2014 - $15.00	13,000
75	Level 3 Communications, Inc.	9/20/2014 - $41.00	35,400
	TOTAL CALL OPTIONS WRITTEN (Premiums received - $76,561)		73,550

	TOTAL OPTIONS WRITTEN (Premiums received - $150,536) (b)		$ 126,733

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST EVENT ARBITRAGE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
* Non-income producing security.
** Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.
# The value of this security has been determined in good faith under policies of the Board of Trustees.
^ All or a portion of this security is segregated as collateral for options written and securities sold short.
PLC - Public Liability Company
LP - Limited Partnership
LLC - Limited Liability Company
(a) Each contract is equivalent to 100 shares of common stock.

(b) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including securities sold short and options written, is $11,475,239 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation	$ 706,612
		Unrealized depreciation	(1,856,727)
		Net unrealized depreciation	$ (1,150,115)
As of June 30, 2014, the Fund's equity, exchange traded funds, preferred stock and warrants holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer		Sold Short Percentage	Long Percentage
BERMUDA		-	0.9%
BRITAIN		-	1.5%
CANADA		-	6.8%
FRANCE		-	0.7%
GERMANY		-	1.3%
IRELAND		-	2.8%
ISRAEL		-	0.6%
SWITZERLAND		-	3.0%
UNITED STATES		(52.7)%	82.5%
	Total Equity, Exchange Traded Funds, Preferred Stock and Warrants Holdings	(52.7)%	100.1%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2014.

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST HEDGED FUTURES STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Contracts (b)				Value
		Expiration Date -
	PURCHASED OPTIONS - 6.3% *	Exercise Price
	PURCHASED PUT OPTIONS - 0.0%
200	S&P 500 Index Future	7/18/2014 - $1,300		$ 2,500
700	S&P 500 Index Future	8/15/2014 - $1,325		17,500
100	S&P 500 Index Future	8/15/2014 - $1,350		3,750
	TOTAL PURCHASED PUT OPTIONS (Cost - $172,254)			23,750

	PURCHASED CALL OPTIONS - 6.3%
100	S&P 500 Index Future	7/18/2014 - $1,900		1,425,000
1,500	S&P 500 Index Future	7/18/2014 - $1,975		1,743,750
1,650	S&P 500 Index Future	7/18/2014 - $2,025		82,500
200	S&P 500 Index Future	8/15/2014 - $1,950		1,435,000
200	S&P 500 Index Future	8/15/2014 - $1,965		1,000,000
1,300	S&P 500 Index Future	8/15/2014 - $2,000		2,015,000
1,100	S&P 500 Index Future	9/18/2014 - $2,025		2,282,500
	TOTAL PURCHASED CALL OPTIONS (Cost - $6,907,925)			9,983,750

	TOTAL PURCHASED OPTIONS (Cost - $7,080,179)			10,007,500
Shares
	SHORT TERM INVESTMENTS - 61.6%
97,587,452	Fidelity Institutional Money Market Portfolio, Class I, 0.09%** (a)			97,587,452
	TOTAL SHORT-TERM INVESTMENTS (Cost - $97,587,452)			97,587,452

	TOTAL INVESTMENTS - 67.9% (Cost - $104,667,631) (c)			$ 107,594,952
	OTHER ASSETS LESS LIABILITIES - 32.1%			50,859,528
	NET ASSETS - 100.0%			$ 158,454,480
Contracts (b)
	CALL OPTIONS WRITTEN - (6.4%) *
400	S&P 500 Index Future	7/18/2014 - $1,950		$ 1,660,000
400	S&P 500 Index Future	7/18/2014 - $1,970		630,000
300	S&P 500 Index Future	7/18/2014 - $1,980		247,500
2,200	S&P 500 Index Future	7/18/2014 - $2,000		412,500
400	S&P 500 Index Future	8/15/2014 - $1,975		1,500,000
400	S&P 500 Index Future	8/15/2014 - $1,990		910,000
600	S&P 500 Index Future	8/15/2014 - $1,995		1,125,000
2,600	S&P 500 Index Future	8/15/2014 - $2,025		1,397,500
1,700	S&P 500 Index Future	9/18/2014 - $2,050		1,763,750
1,000	S&P 500 Index Future	9/18/2014 - $2,075		475,000
	TOTAL CALL OPTIONS WRITTEN (Premiums - $9,836,250) (c)			$ 10,121,250

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST HEDGED FUTURES STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

* Non-income producing security.
** Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.
(a) All or a portion of this security is segregated as collateral for options written.
(b) Each contract is equivalent to one futures contract.

(c) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including options purchased and options written, is $97,473,702 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized appreciation	$ -
			Unrealized depreciation	-
			Net unrealized appreciation	$ -

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST DYNAMIC ALPHA FUND (formerly CATALYST/CP CORE EQUITY FUND)
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares			Value
	COMMON STOCK - 98.8%
	AEROSPACE/DEFENSE - 3.8%
9,850	L-3 Communications Holdings, Inc.		$ 1,189,387

	AIRLINES - 6.8%
80,000	Southwest Airlines Co.		2,148,800

	BANKS - 4.2%
61,790	Fifth Third Bancorp		1,319,216

	BEVERAGES - 4.8%
16,200	Brown-Forman Corp. - Cl. B		1,525,554

	BIOTECHNOLOGY - 5.6%
10,000	Illumina, Inc. *		1,785,400

	CHEMICALS - 4.4%
6,630	PPG Industries, Inc.		1,393,295

	COMMERCIAL SERVICES - 3.9%
15,000	McGraw Hill Financial, Inc.		1,245,450

	COMPUTERS - 3.4%
17,000	Computer Sciences Corp.		1,074,400

	DIVERSIFIED FINANCIAL SERVICES - 4.1%
48,000	Charles Schwab Corp		1,292,640

	FOOD - 10.0%
32,000	Kroger Co.		1,581,760
48,850	WhiteWave Foods Co. - Cl. A *		1,581,275
			3,163,035
	HEALTHCARE-PRODUCTS - 4.8%
14,500	Teleflex, Inc.		1,531,200

	HEALTHCARE-SERVICES - 3.6%
14,000	Aetna, Inc.		1,135,120

	INSURANCE - 4.2%
13,000	ACE Ltd.		1,348,100

	PACKAGING & CONTAINERS - 4.9%
25,000	Ball Corp.		1,567,000

	PHARMACEUTICALS - 5.3%
7,580	Actavis plc *		1,690,719

	RETAIL - 2.7%
39,070	Sonic Corp. *		862,666

	SEMICONDUCTORS - 9.9%
22,000	Avago Technologies Ltd.		1,585,540
33,000	Skyworks Solutions, Inc.		1,549,680
			3,135,220

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST DYNAMIC ALPHA FUND (formerly CATALYST/CP CORE EQUITY FUND)
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares			Value
	COMMON STOCK - 98.8% (Continued)
	SOFTWARE - 3.5%
26,660	Broadridge Financial Solutions, Inc.		$ 1,110,122

	TRUCKING & LEASING - 8.9%
20,000	GATX Corp.		1,338,800
26,000	Greenbrier Cos., Inc. *		1,497,600
			2,836,400

	TOTAL COMMON STOCK (Cost - $24,768,978)		31,353,724

	SHORT-TERM INVESTMENTS - 1.3%
417,138	Federated Treasury Obligations Fund, Institutional Class, 0.01%**		417,138
	TOTAL SHORT-TERM INVESTMENTS (Cost - $417,138)		417,138

	TOTAL INVESTMENTS - 100.1% (Cost - $25,186,116) (a)		$ 31,770,862
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1%)		(44,777)
	NET ASSETS - 100.0%		$ 31,726,085

* Non-income producing security.
** Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.
(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $25,186,116 and differs from value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation	$ 6,584,746
		Unrealized depreciation	-
		Net unrealized appreciation	$ 6,584,746

As of June 30, 2014, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer			Percentage
SINGAPORE			5.0%
SWITZERLAND			4.2%
UNITED STATES			89.6%
		Total Equity Holdings	98.8%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2014.

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/EQUITYCOMPASS BUYBACK STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares		Value
	COMMON STOCK - 99.0%
	AEROSPACE/DEFENSE - 3.2%
6,345	Esterline Technologies Corp. *	$ 730,436

	AIRLINES - 3.3%
7,930	Alaska Air Group, Inc.	753,746

	AUTO PARTS & EQUIPMENT - 3.4%
27,946	Goodyear Tire & Rubber Co.	776,340

	BIOTECHNOLOGY - 3.2%
8,248	United Therapeutics Corp. *	729,865

	BUILDING MATERIALS - 3.3%
19,082	Fortune Brands Home & Security, Inc.	761,944

	CHEMICALS - 6.4%
6,244	Monsanto Co.	778,877
1,802	NewMarket Corp.	706,582
		1,485,459
	COMMERCIAL SERVICES - 3.4%
14,669	PAREXEL International Corp. *	775,110

	COMPUTERS - 3.3%
35,545	Mentor Graphics Corp.	766,706

	DIVERSIFIED FINANCIAL SERVICES - 3.3%
63,849	KCG Holdings, Inc. *	758,526

	ELECTRIC - 3.5%
24,248	Avista Corp.	812,793

	ELECTRONICS - 3.6%
10,677	Analogic Corp.	835,368

	HEALTHCARE-PRODUCTS - 3.4%
5,481	CR Bard, Inc.	783,838

	INSURANCE - 6.6%
8,461	Prudential Financial, Inc.	751,083
7,143	RenaissanceRe Holdings Ltd.	764,301
		1,515,384
	INTERNET - 3.2%
39,720	Blucora, Inc. *	749,516

	METAL FABRICATE/HARDWARE - 6.4%
4,840	Valmont Industries, Inc.	735,438
17,443	Worthington Industries, Inc.	750,747
		1,486,185
	MISCELLANEOUS MANUFACTURING - 3.3%
18,497	Hexcel Corp. *	756,527

	OIL & GAS - 3.4%
7,965	Hess Corp.	787,659

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST/EQUITYCOMPASS BUYBACK STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares		Value
	COMMON STOCK - 99.0% (Continued)
	OIL & GAS SERVICES - 3.3%
36,196	Tesco Corp.	$ 772,423

	RETAIL - 12.9%
1,432	AutoZone, Inc. *	767,896
15,485	Darden Restaurants, Inc.	716,491
4,989	Panera Bread Co. *	747,502
47,521	Pier 1 Imports, Inc.	732,299
		2,964,188
	SEMICONDUCTORS - 3.3%
17,126	Cabot Microelectronics Corp. *	764,676

	SOFTWARE - 3.3%
26,098	CA, Inc.	750,057

	TELECOMMUNICATIONS - 10.0%
34,637	ADTRAN, Inc.	781,411
21,690	AT&T, Inc.	766,958
16,105	InterDigital, Inc.	769,819
		2,318,188

	TOTAL COMMON STOCK (Cost - $22,764,904)	22,834,934

	SHORT-TERM INVESTMENTS - 3.7%
858,182	Fidelity Institutional Money Market Portfolio, Class I, 0.09%**	858,182
	TOTAL SHORT-TERM INVESTMENTS (Cost - $858,182)	858,182

	TOTAL INVESTMENTS - 102.7% (Cost - $23,623,086) (a)	$ 23,693,116
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.7%)	(619,482)
	NET ASSETS - 100.0%	$ 23,073,634

* Non-income producing security.
** Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.
(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $23,623,086 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation	$ 475,086
	Unrealized depreciation	(405,056)
	Net unrealized appreciation	$ 70,030

As of June 30, 2014, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer		Percentage
BERMUDA		3.3%
UNITED STATES		95.7%
	Total Equity Holdings	99.0%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2014.

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares			Value
	COMMON STOCK - 99.3%
	AEROSPACE/DEFENSE - 3.1%
5,295	United Technologies Corp.		$ 611,308

	APPAREL - 3.2%
10,000	VF Corp.		630,000

	BANKS - 3.1%
9,650	Prosperity Bancshares, Inc.		604,090

	BIOTECHNOLOGY - 3.1%
5,105	Amgen, Inc.		604,279

	CHEMICALS - 2.9%
4,285	Praxair, Inc.		569,219

	COMPUTERS - 10.8%
8,400	Apple, Inc.		780,612
25,000	Hewlett-Packard Co.		842,000
2,830	International Business Machines Corp.		512,994
			2,135,606
	DIVERSIFIED FINANCIAL SERVICES - 8.6%
1,810	BlackRock, Inc. - Cl. A		578,476
6,750	T. Rowe Price Group, Inc.		569,767
2,640	Visa, Inc. - Cl. A		556,274
			1,704,517
	FOOD - 2.8%
10,600	General Mills, Inc.		556,924

	HEALTHCARE-PRODUCTS - 2.6%
7,150	Baxter International, Inc.		516,945

	HEALTHCARE-SERVICES - 4.4%
10,655	UnitedHealth Group, Inc.		871,046

	HOUSEHOLD PRODUCTS/WARES - 3.1%
7,415	Tupperware Brands Corp.		620,636

	LODGING - 2.6%
6,685	Las Vegas Sands Corp.		509,531

	MACHINERY-DIVERSIFIED - 3.0%
6,500	Deere & Co.		588,575

	MEDIA - 6.5%
5,480	FactSet Research Systems, Inc.		659,134
9,000	Time Warner, Inc.		632,250
			1,291,384
	MISCELLANEOUS MANUFACTURING - 2.8%
6,125	Dover Corp.		557,069

	OIL & GAS - 2.8%
4,280	Chevron Corp.		558,754

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares			Value
	COMMON STOCK - 99.3% (Continued)
	PACKAGING & CONTAINERS - 2.7%
5,100	Rock-Tenn Co.		$ 538,509

	PHARMACEUTICALS - 8.6%
8,450	Abbott Laboratories		345,605
8,450	AbbVie, Inc.		476,918
9,430	Questcor Pharmaceuticals, Inc.		872,181
			1,694,704
	PIPELINES - 6.4%
8,325	Kinder Morgan Management LLC *		657,092
10,400	Williams Cos., Inc.		605,384
			1,262,476
	REITS - 4.7%
8,500	Digital Realty Trust, Inc.		495,720
6,700	Ventas, Inc.		429,470
			925,190
	RETAIL - 1.6%
9,300	GNC Holdings, Inc. - Cl. A		317,130

	SEMICONDUCTORS - 3.4%
8,375	QUALCOMM, Inc.		663,300

	SOFTWARE - 3.3%
15,830	Microsoft Corp.		660,111

	TRANSPORTATION - 3.2%
20,875	CSX Corp.		643,159

	TOTAL COMMON STOCK (Cost - $14,879,907)		19,634,462

	SHORT-TERM INVESTMENTS - 1.5%
296,843	Fidelity Institutional Money Market Portfolio, Class I, 0.09%**		296,843
	TOTAL SHORT-TERM INVESTMENTS (Cost - $296,843)		296,843

	TOTAL INVESTMENTS - 100.8% (Cost - $15,176,750) (a)		$ 19,931,305
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8%)		(151,157)
	NET ASSETS - 100.0%		$ 19,780,148

* Non-income producing security.
** Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.
LLC - Limited Liability Company
(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $15,176,750 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation	$ 5,019,978
		Unrealized depreciation	(265,423)
		Net unrealized appreciation	$ 4,754,555

As of June 30, 2014, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer			Percentage
UNITED STATES			99.3%
		Total Equity Holdings	99.3%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2014.

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/LYONS HEDGED PREMIUM RETURN FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares			Value
	COMMON STOCK - 98.8%
	AEROSPACE/DEFENSE - 3.2%
1,171	Lockheed Martin Corp.		$ 188,215

	AIRLINES - 9.9%
1,985	Alaska Air Group, Inc.		188,674
5,033	Delta Air Lines, Inc.		194,878
3,237	Spirit Airlines, Inc. *		204,708
			588,260
	AUTO PARTS & EQUIPMENT - 3.2%
1,790	WABCO Holdings, Inc. *		191,208

	COMMERCIAL SERVICES - 9.9%
2,735	Gartner, Inc. *		192,872
2,311	Moody's Corp.		202,582
5,838	SEI Investments Co.		191,311
			586,765
	COMPUTERS - 9.9%
2,250	Apple, Inc.		209,093
1,008	International Business Machines Corp.		182,720
2,281	Syntel, Inc. *		196,075
			587,888
	FOOD - 3.8%
8,215	Pilgrim's Pride Corp. *		224,762

	HEALTHCARE-PRODUCTS - 3.1%
1,292	CR Bard, Inc.		184,769

	HOME BUILDERS - 3.3%
9,746	PulteGroup, Inc.		196,479

	INTERNET - 6.4%
1,759	F5 Networks, Inc. *		196,023
3,772	VeriSign, Inc. *		184,111
			380,134
	MEDIA - 7.0%
1,774	FactSet Research Systems, Inc.		213,377
1,489	Liberty Media Corp. - Cl. A *		203,517
			416,894
	PHARMACEUTICALS - 3.7%
2,376	Questcor Pharmaceuticals, Inc.		219,756

	RETAIL - 14.8%
354	AutoZone, Inc. *		189,829
2,989	Bed Bath & Beyond, Inc. *		171,509
4,369	Coach, Inc.		149,376
2,462	Nu Skin Enterprises, Inc. - Cl. A		182,090
3,138	PetSmart, Inc.		187,652
			880,456
	SEMICONDUCTORS - 7.3%
4,044	Linear Technology Corp.		190,351
7,360	Micron Technology, Inc. *		242,512
			432,863

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST/LYONS HEDGED PREMIUM RETURN FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares			Value
	COMMON STOCK - 98.8% (Continued)
	SOFTWARE - 13.3%
4,456	Aspen Technology, Inc. *		$ 206,758
1,837	Dun & Bradstreet Corp		202,437
4,735	Microsoft Corp.		197,450
4,613	Oracle Corp.		186,965
			793,610

	TOTAL COMMON STOCK (Cost - $5,646,152)		5,872,059
		Expiration Date -
Contracts (a)		Exercise Price
	PUT OPTIONS PURCHASED - 0.1% *
32	S & P 500 Index	7/19/2014 - $1,860.00	6,880
	TOTAL PUT OPTIONS PURCHASED (Cost - $7,553)		6,880
Shares
	SHORT-TERM INVESTMENTS - 1.2%
68,667	Fidelity Institutional Money Market Portfolio, Class I, 0.09%**		68,667
	TOTAL SHORT-TERM INVESTMENTS (Cost - $68,667)		68,667

	TOTAL INVESTMENTS - 100.1% (Cost - $5,722,372) (b)		$ 5,947,606
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1%)		(6,131)
	NET ASSETS - 100.0%		$ 5,941,475

* Non-income producing security.
** Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.
(a) Each contract is equivalent to 100 shares of common stock.
(b) Represents cost for financial purposes. Aggregate cost for federal tax purposes, is $5,721,699 and differs from value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation	$ 302,546
		Unrealized depreciation	(76,639)
		Net unrealized appreciation	$ 225,907

As of June 30, 2014, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer		Percentage
UNITED STATES		98.8%
		Total Equity Holdings	98.8%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2014.

The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/LYONS TACTICAL ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares			Value
	COMMON STOCK - 98.5%
	AEROSPACE/DEFENSE - 3.8%
30,214	Boeing Co.		$ 3,844,127

	AGRICULTURE - 8.2%
70,575	Lorillard, Inc.		4,302,958
46,587	Philip Morris International, Inc.		3,927,750
			8,230,708
	COMMERCIAL SERVICES - 12.4%
128,282	H&R Block, Inc.		4,300,013
49,973	McGraw Hill Financial, Inc.		4,149,258
233,814	Western Union Co.		4,054,335
			12,503,606
	COMPUTERS - 8.2%
49,531	Apple, Inc.		4,602,916
20,036	International Business Machines Corp.		3,631,926
			8,234,842
	COSMETICS/PERSONAL CARE - 4.0%
59,369	Colgate-Palmolive Co.		4,047,778

	DISTRIBUTION/WHOLESALE - 3.9%
44,371	Genuine Parts Co.		3,895,774

	FOOD - 3.6%
37,173	Hershey Co.		3,619,535

	HEALTHCARE-PRODUCTS - 4.3%
85,069	ResMed, Inc.		4,307,043

	MACHINERY-DIVERSIFIED - 7.8%
25,728	Cummins, Inc.		3,969,573
30,904	Rockwell Automation, Inc.		3,867,945
			7,837,518
	OIL & GAS - 3.9%
49,392	Phillips 66		3,972,598

	PHARMACEUTICALS - 12.5%
74,749	AbbVie, Inc.		4,218,834
65,290	Eli Lilly & Co.		4,059,079
45,711	Mead Johnson Nutrition Co.		4,258,894
			12,536,807
	RETAIL - 10.5%
79,014	Coach, Inc.		2,701,489
95,338	Gap, Inc.		3,963,201
48,336	Home Depot, Inc.		3,913,282
			10,577,972
	SOFTWARE - 7.5%
125,068	CA, Inc.		3,594,454
94,185	Microsoft Corp.		3,927,514
			7,521,968
	TELECOMMUNICATIONS - 3.9%
52,485	Harris Corp.		3,975,739

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/LYONS TACTICAL ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares			Value
	COMMON STOCK - 98.5% (Continued)
	TRANSPORTATION - 4.0%
39,268	United Parcel Service, Inc. - Cl. B		$ 4,031,253

	TOTAL COMMON STOCK (Cost - $94,886,459)		99,137,268

	SHORT-TERM INVESTMENTS - 1.5%
1,537,375	Fidelity Institutional Money Market Portfolio, Class I, 0.09%*		1,537,375
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,537,375)		1,537,375

	TOTAL INVESTMENTS - 100.0% (Cost - $96,423,834) (a)		$ 100,674,643
	OTHER ASSETS LESS LIABILITIES - 0.0%		34,618
	NET ASSETS - 100.0%		$ 100,709,261

* Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.
(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $96,604,177 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation	$ 6,166,773
		Unrealized depreciation	(2,096,307)
		Net unrealized appreciation	$ 4,070,466

As of June 30, 2014, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer			Percentage
UNITED STATES			98.5%
		Total Equity Holdings	98.5%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2014.

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares				Value
	COMMON STOCK - 6.6%
	DIVERSIFIED FINANCIAL SERVICES - 1.1%
2,200	Visa, Inc. - Cl. A (a)			$ 463,562

	MEDIA - 0.8%
4,000	Walt Disney Co. (a)			342,960

	MISCELLANEOUS MANUFACTURING - 1.0%
16,000	General Electric Co.			420,480

	OIL & GAS - 0.4%
7,500	EP Energy Corp. - Cl. A *			172,875

	PACKAGING & CONTAINERS - 0.3%
2,000	Packaging Corp. of America (a)			142,980

	REITS - 1.0%
2,500	Public Storage			428,375

	RETAIL - 1.1%
6,000	Home Depot, Inc.			485,760

	SOFTWARE - 0.4%
2,500	salesforce.com, inc (a) *			145,200

	TELECOMMUNICATIONS - 0.5%
6,000	AT&T, Inc.			212,160

	TOTAL COMMON STOCK (Cost - $2,756,470)			2,814,352

	EXCHANGE TRADED FUNDS - 21.4%
	COMMODITY FUND - 0.8%
2,700	SPDR Gold Shares*			345,708

	DEBT FUND - 2.4%
8,500	iShares iBoxx $ Investment Grade Corporate Bond ETF			1,013,710

	EQUITY FUNDS - 18.2%
8,000	Financial Select Sector SPDR Fund			181,920
25,000	Global X SuperDividend ETF			651,750
28,000	iShares Core High Dividend ETF			2,111,480
25,000	SPDR S&P 500 ETF Trust			4,893,000
				7,838,150

	TOTAL EXCHANGE TRADED FUNDS (Cost - $9,150,996)			9,197,568

	MUTUAL FUNDS - 66.1%
	ASSET ALLOCATION FUNDS - 21.7%
148,264	T. Rowe Price Capital Appreciation Fund			4,069,855
355,833	Westwood Income Opportunity Fund			5,244,979
				9,314,834
	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares				Value
	MUTUAL FUNDS - 66.1% (Continued)
	DEBT FUNDS - 39.2%
207,039	AllianceBernstein Bond Fund Inc. - High Income Fund			$ 2,000,000
168,209	Avenue Credit Strategies Fund			2,001,682
31,660	DoubleLine Flexible Income Fund			320,085
90,744	DoubleLine Total Return Bond Fund			997,278
176,289	Eaton Vance Bond Fund			2,000,882
748,555	PIMCO Income Fund			9,514,130
				16,834,057
	EQUITY FUNDS - 5.2%
25,654	Artisan International Value Fund			1,003,848
95,148	Goldman Sachs MLP Energy Infrastructure Fund			1,242,629
				2,246,477

	TOTAL MUTUAL FUNDS (Cost - $27,926,494)			28,395,368

Contracts (b)		Expiration Date -
	OPTIONS PURCHASED - 0.2%*	Exercise Price
	CALL OPTIONS PURCHASED - 0.1%
25	Berkshire Hathaway, Inc.	7/19/2014 - $130.00		500
100	CBOE SPX Volatility	9/17/2014 - $15.00		13,000
100	CBOE SPX Volatility	9/17/2014 - $16.00		10,500
100	CBOE SPX Volatility	9/17/2014 - $17.00		9,500
50	Microsoft Corp.	9/20/2014 - $43.00		4,400
50	Nike, Inc.	7/19/2014 - $80.00		1,250
100	Walt Disney Co.	8/16/2014 - $87.50		14,800
				53,950

	PUT OPTIONS PURCHASED - 0.1%
250	SPDR S&P 500 ETF Trust	8/16/2014 - $187.00		22,250

	TOTAL OPTIONS PURCHASED (Cost - $100,586)			76,200
Shares
	SHORT-TERM INVESTMENTS - 5.3%
2,296,899	Fidelity Institutional Treasury Portfolio, Class I, 0.01%**			2,296,899
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,296,899)			2,296,899

	TOTAL INVESTMENTS - 99.6% (Cost - $42,231,445) (c)			$42,780,387
	OTHER ASSETS LESS LIABILITIES - 0.4%			161,633
	NET ASSETS - 100.0%			$42,942,020

		Expiration Date -
Contracts (b)		Exercise Price
	CALL OPTIONS WRITTEN - 0.0%*
20	Packaging Corp. of America	7/19/2014 - $72.50		$ 2,000
25	salesforce.com, Inc.	7/19/2014 - $55.00		9,125
22	Visa, Inc.	7/19/2014 - $215.00		2,794
40	Walt Disney Co.	7/19/2014 - $87.50		1,760
	TOTAL CALL OPTIONS WRITTEN (Premiums received - $11,863) (c)			$ 15,679

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST MACRO STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

* Non-income producing security.
** Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.
(a) All or portion of this security is segregated as collateral for call options written.
(b) Each contract is equivalent to 100 shares of common stock.

(c) Represents cost for financial purposes. Aggregate cost for federal tax purposes including call options written, is $42,198,521 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation		$ 601,572
		Unrealized depreciation		(35,385)
		Net unrealized appreciation		$ 566,187

As of June 30, 2014, the Fund's equity, exchange traded funds and mutual fund holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer				Percentage
UNITED STATES				94.1%
			Total Equity, Exchange Traded Funds and Mutual Fund Holdings	94.1%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2014.

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares			Value
		COMMON STOCK - 94.9%
		AEROSPACE/DEFENSE - 1.6%
53,000		Kratos Defense & Security Solutions, Inc. *	$ 413,400

		AGRICULTURE - 5.6%
50,000		GrainCorp Ltd. - Cl. A	396,144
6,000		Imperial Tobacco Group PLC - ADR *	542,460
13,700		Swedish Match AB	475,047
			1,413,651
		AUTO MANUFACTURERS - 2.3%
33,000		Ford Motor Co. (a)	568,920

		BEVERAGES - 2.7%
9,300		Molson Coors Brewing Co. Cl. B (a)	689,688

		CHEMICALS - 1.7%
11,000		Potash Corp. of Saskatchewan, Inc. (a)	417,560

		CLOSED-END FUNDS - 1.2%
20,250		Central Fund of Canada Ltd. - Cl. A	294,435

		COMMERCIAL SERVICES - 1.3%
201,000		Bangkok Expressway PCL	232,309
4,500		Weight Watchers International, Inc.	90,765
			323,074
		COMPUTERS - 4.7%
62,500		Brocade Communications Systems, Inc. (a)	575,000
16,500		VeriFone Systems, Inc. *	606,375
			1,181,375
		DIVERSIFIED FINANCIAL SERVICES - 2.1%
57,228		JSE Ltd.	516,023

		ELECTRIC - 4.1%
4,000		Consolidated Edison, Inc.	230,960
5,000		GDF Suez - ADR	138,400
24,280		GDF Suez	668,228
			1,037,588
		ENGINEERING & CONSTRUCTION - 1.8%
8,000		Koninklijke Boskalis Westminster NV	458,691

		FOOD - 10.1%
27,650		Alliance Grain Traders, Inc.	553,208
11,000		Campbell Soup Co.	503,910
7,000		Ingredion, Inc.	525,280
7,000		Nestle SA - ADR *	543,690
16,000		Snyder's-Lance, Inc.	423,360
			2,549,448
		HOUSEHOLD PRODUCTS/WARES - 1.7%
24,000		Reckitt Benckiser Group PLC - ADR *	420,000

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares			Value
	COMMON STOCK - 94.9% (Continued)
		INTERNET - 7.1%
15,000		AOL, Inc. (a) *	$ 596,850
2,500		eBay, Inc. *	125,150
21,900		Symantec Corp.	501,510
171,500		TeleCommunication Systems, Inc. - Cl. A *	564,235
			1,787,745
		INVESTMENT COMPANIES - 1.8%
11,000		Exor SpA	451,586

		LODGING - 1.0%
169,000		Shangri-La Asia Ltd.	264,720

		MEDIA - 3.3%
63,747		Societe d'Edition de Canal	541,032
45,000		Television Broadcasts Ltd.	292,344
			833,376
		MISCELLANEOUS MANUFACTURING - 2.1%
59,000		Orkla ASA *	525,644

		OIL & GAS - 9.6%
1,900		BP PLC - ADR	100,225
5,000		Eni SpA - ADR	274,500
15,500		Marathon Oil Corp.	618,760
6,500		Royal Dutch Shell PLC - ADR (a)*	535,405
12,000		Statoil ASA - ADR	369,960
7,000		Total SA - ADR	505,400
			2,404,250
		PHARMACEUTICALS - 8.0%
6,500		Johnson & Johnson	680,030
6,700		Novartis AG - ADR	606,551
13,400		Sanofi - ADR	712,478
			1,999,059
		RETAIL - 4.5%
9,000		Bob Evans Farms, Inc.	450,450
80,400		Wendy's Co. (a)	685,812
			1,136,262
		SOFTWARE - 4.6%
17,000		Microsoft Corp. (a)	708,900
55,500		Seachange International, Inc. *	444,555
			1,153,455
		TELECOMMUNICATIONS - 7.9%
20,000		Cisco Systems, Inc.	497,000
38,000		Orange SA - ADR	600,400
20,000		Vivendi SA	489,245
12,000		Vodafone Group PLC - ADR	400,680
			1,987,325
		TRANSPORTATION - 1.7%
1,355,700		BTS Rail Mass Transit Growth Infrastructure Fund	417,833

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares			Value
	COMMON STOCK - 94.9% (Continued)
		WATER - 2.4%
24,400		Suez Environnement Co.	$ 466,948
395,500		TTW PCL	131,646
			598,594

		TOTAL COMMON STOCK (Cost - $20,995,193)	23,843,702

		SHORT-TERM INVESTMENTS - 11.5%
2,899,731		Fidelity Institutional Money Market Portfolio, Class I, 0.09% **	2,899,731
		TOTAL SHORT-TERM INVESTMENTS (Cost - $2,899,731)	2,899,731

		TOTAL INVESTMENTS - 106.4% (Cost - $23,894,924) (c)	$26,743,433
		LIABILITIES IN EXCESS OF OTHER ASSETS - (6.4%)	(1,618,212)
		NET ASSETS - 100.0%	$25,125,221

		Expiration Date -
Contracts (b)		Exercise Price	Value
		CALL OPTIONS WRITTEN - (0.6%) *
50	AOL, Inc.	10/18/2014 - $39.00	$ 16,500
200	Brocade Comms. Systems, Inc.	7/19/2014 - $10.00	600
110	Brocade Comms. Systems, Inc.	10/18/2014 - $10.00	3,300
100	Brocade Comms. Systems, Inc.	10/18/2014 - $9.00	7,000
150	Ford Motor Co.	12/20/2014 - $17.00	15,150
50	Microsoft Corp.	7/19/2014 - $38.00	19,500
10	Molson Coors Brewing Co - Cl. B	1/17/2015 - $55.00	20,000
20	Molson Coors Brewing Co - Cl. B	1/17/2015 - $65.00	22,000
40	Potash Corp. Saskatchewan, Inc.	1/17/2015 - $35.00	14,880
20	Royal Dutch Shell PLC	1/17/2015 - $75.00	16,000
200	Wendy's Co.	1/17/2015 - $10.00	4,500
		TOTAL CALL OPTIONS WRITTEN (Premiums received - $104,144) (c)	$ 139,430

* Non-income producing security.
** Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.
ADR - American Depositary Receipt
PLC - Public Liability Company
(a) All or a portion of this security is segregated as collateral for call options written.
(b) Each contract is equivalent to 100 shares of common stock.

(c) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written, is $23,808,793 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation	$ 3,140,925
		Unrealized depreciation	(345,715)
		Net unrealized appreciation	$ 2,795,210

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

As of June 30, 2014, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer			Percentage
AUSTRALIA			1.6%
BRITAIN			5.8%
CANADA			5.0%
FRANCE			16.3%
HONG KONG			2.2%
ITALY			2.9%
NETHERLANDS			4.0%
NORWAY			3.6%
SOUTH AFRICA			2.1%
SWEDEN			1.9%
SWITZERLAND			4.6%
THAILAND			3.1%
UNITED STATES			41.8%
			94.9%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2014.

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares					Value
	COMMON STOCK - 68.5%
	AEROSPACE/DEFENSE - 0.7%
17,000	Kratos Defense & Security Solutions, Inc. *(a)				$ 132,600

	AGRICULTURE - 3.4%
4,300	Imperial Tobacco Group PLC - ADR				388,763
7,500	Swedish Match AB				260,063
					648,826
	AUTO MANUFACTURERS - 1.9%
21,000	Ford Motor Co. (a)				362,040

	BEVERAGES - 2.8%
7,000	Molson Coors Brewing Co.				519,120

	CHEMICALS - 2.2%
11,000	Potash Corp. of Saskatchewan, Inc. (a)				417,560

	CLOSED-END FUNDS - 0.6%
7,500	Central Fund of Canada Ltd.				109,050

	COMMERCIAL SERVICES - 0.9%
149,900	Bangkok Expressway PCL				173,249

	COMPUTERS - 3.4%
39,000	Brocade Communications Systems, Inc. (a)				358,800
7,600	VeriFone Systems, Inc. *				279,300
					638,100
	DIVERSIFIED FINANCIAL SERVICES - 1.8%
37,010	JSE Ltd.				333,718

	ELECTRIC - 2.3%
4,000	Consolidated Edison, Inc.				230,960
7,650	GDF Suez				210,541
					441,501
	ENGINEERING & CONSTRUCTION - 1.2%
4,000	Koninklijke Boskalis Westminster NV				229,346

	FOOD - 6.4%
8,150	Alliance Grain Traders, Inc.				163,061
4,500	Campbell Soup Co.				206,145
7,000	Ingredion, Inc.				525,280
11,564	Snyder's-Lance, Inc.				305,984
					1,200,470
	HOUSEHOLD PRODUCTS/WARES - 1.6%
17,000	Reckitt Benckiser Group PLC - ADR				297,500

	INTERNET - 3.6%
10,000	AOL, Inc. *(a)				397,900
86,000	TeleCommunication Systems, Inc. - Cl. A *				282,940
					680,840
	INVESTMENT COMPANIES - 1.3%
6,000	Exor SpA				246,320

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares					Value
	COMMON STOCK - 68.5% (Continued)
	LODGING - 1.5%
175,000	Shangri-La Asia Ltd.				$ 274,118

	MEDIA - 3.6%
42,000	Societe d'Edition de Canal +				356,462
50,000	Television Broadcasts Ltd.				324,826
					681,288
	MISCELLANEOUS MANUFACTURING - 2.5%
52,000	Orkla ASA				463,279

	OIL & GAS - 5.3%
1,300	BP PLC - ADR				68,575
2,000	Eni SpA - ADR				109,800
10,000	Marathon Oil Corp.				399,200
1,700	Royal Dutch Shell PLC - ADR				140,029
4,500	Statoil ASA - ADR				138,735
2,000	Total SA - ADR				144,400
					1,000,739
	PHARMACEUTICALS - 6.8%
4,400	Johnson & Johnson				460,328
4,725	Novartis AG - ADR				427,754
7,500	Sanofi - ADR				398,775
					1,286,857
	RETAIL - 3.0%
67,400	Wendy's Co. (a)				574,922

	SOFTWARE - 2.8%
9,000	Microsoft Corp. (a)				375,300
20,100	Seachange International, Inc. *(a)				161,001
					536,301
	TELECOMMUNICATIONS - 7.1%
14,500	Cisco Systems, Inc.				360,325
27,500	Orange SA - ADR				434,500
12,800	Vivendi SA				313,117
7,090	Vodafone Group PLC - ADR				236,735
					1,344,677
	WATER - 1.8%
12,485	Suez Environnement Co.				238,928
308,000	TTW PLC				102,521
					341,449

	TOTAL COMMON STOCK (Cost - $11,208,446)				12,933,870

Principal		Coupon Rate (%)		Maturity
	CONVERTIBLE BOND - 1.1%
	AUTO MANUFACTURERS - 1.1%
$ 200,000	Navistar International Corp.	3.000		10/15/2014	202,000
	TOTAL CONVERTIBLE BOND (Cost - $200,875)

	CORPORATE BONDS - 28.2%
	AEROSPACE/DEFENSE - 1.7%
300,000	Embraer Overseas Ltd.	6.375		1/24/2017	329,250

	AUTO PARTS & EQUIPMENT - 0.6%
100,000	Meritor, Inc.	8.125		9/15/2015	107,250

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Principal		Coupon Rate (%)		Maturity	Value
	CORPORATE BONDS - 28.2% (Continued)
	BANKS - 2.3%
$ 431,000	Eksportfinans ASA	3.000		11/17/2014	$ 433,629

	BEVERAGES - 0.9%
166,000	Constellation Brands, Inc.	8.375		12/15/2014	171,291

	BUILDING MATERIALS - 2.0%
348,000	Lafarge SA	6.500		7/15/2016	381,060

	COAL - 1.1%
185,000	Peabody Energy Corp.	7.375		11/1/2016	203,269

	COMMERCIAL SERVICES - 1.5%
275,000	Deluxe Corp.	5.125		10/1/2014	277,406

	DIVERSIFIED FINANCIAL SERVICES - 6.4%
250,000	Ally Financial, Inc.	3.500		7/18/2016	258,125
206,000	International Lease Finance Corp.	8.750		3/15/2017	239,475
430,000	Springleaf Finance Corp.	6.000		10/15/2014	432,955
55,000	Springleaf Finance Corp.	6.000		11/15/2014	55,005
220,000	Springleaf Finance Corp.	6.000		12/15/2014	220,018
					1,205,578
	ENTERTAINMENT - 1.1%
200,000	Mohegan Tribal Gaming Authority	7.125		8/15/2014	199,520

	HEALTHCARE-SERVICES - 1.1%
90,000	HCA, Inc.	9.000		12/15/2014	92,700
101,000	HCA, Inc.	7.190		11/15/2015	108,322
					201,022
	IRON/STEEL - 2.2%
70,000	ArcelorMittal	4.250		3/1/2016	72,450
324,000	United States Steel Corp.	6.050		6/1/2017	350,730
					423,180
	LODGING - 1.5%
121,000	MGM Resorts International	6.625		7/15/2015	126,747
152,000	MGM Resorts International	6.875		4/1/2016	165,300
					292,047
	MEDIA - 1.8%
225,000	DISH DBS Corp.	6.625		10/1/2014	227,813
110,000	DISH DBS Corp.	7.750		5/31/2015	116,531
					344,344
	MULTI-NATIONAL - 0.8%
5,200,000	International Bank for Reconstruction & Development	6.250		7/10/2014	152,597

	MUNICIPAL - 0.8%
50,000	Commonwealth of Puerto Rico	5.500		7/1/2014	50,000
100,000	Puerto Rico Electric Power Authority	5.250		7/1/2014	100,000
					150,000
	OIL & GAS - 1.0%
192,000	Petrobras International Finance Co.	3.875		1/27/2016	197,962

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Principal		Coupon Rate (%)		Maturity	Value
	CORPORATE BONDS - 28.2% (Continued)
	TELECOMMUNICATIONS - 1.4%
$ 70,000	Sprint Communications, Inc.	6.000		12/1/2016	$ 76,213
39,000	Telecom Italia Capital SA	4.950		9/30/2014	39,312
147,000	Telecom Italia Capital SA	5.250		10/1/2015	153,616
					269,141

	TOTAL CORPORATE BONDS (Cost - $5,336,382)				5,338,546
Shares
	SHORT-TERM INVESTMENTS - 2.2%
422,335	Fidelity Institutional Money Market Portfolio, Class I, 0.09%**				422,335
	TOTAL SHORT-TERM INVESTMENTS (Cost - $422,335)				422,335

	TOTAL INVESTMENTS - 100.0% (Cost - $17,168,038) (c)				$ 18,896,751
	LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%				(2,571)
	NET ASSETS - 100.0%				$ 18,894,180

			Expiration Date -
Contracts (b)			Exercise Price
	CALL OPTIONS WRITTEN- (0.8%)
100	AOL, Inc.		10/18/2014 - $39.00		$ 33,000
300	Brocade Communications Systems, Inc.		10/18/2014 - $9.00		21,000
210	Ford Motor Co.		1/17/2015 - $17.00		22,680
170	Kratos Defense & Security Solutions, Inc.		11/22/2014 - $7.50		17,425
45	Microsoft Corp.		7/19/2014 - $38.00		17,550
45	Microsoft Corp.		10/18/2014 - $39.00		15,075
70	Potash Corp. Saskatchewan, Inc.		12/20/2014 - $37.00		15,995
50	Seachange International, Inc.		7/19/2014 - $12.50		1,000
300	Wendy's Co.		1/17/2015 - $10.00		6,750
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $135,791) (c)				$ 150,475

* Non-income producing security.
** Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.
ADR - American Depositary Receipt
PLC - Public Liability Company
(a) All or a portion of this security is segregated as collateral for call options written.
(b) Each contract is equivalent to 100 shares of common stock.

(c) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written, is $17,032,673 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized appreciation		$ 1,906,505
			Unrealized depreciation		(192,902)
			Net unrealized appreciation		$ 1,713,603

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

As of June 30, 2014, the Fund's debt and equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer					Percentage
BRITAIN					5.2%
CANADA					3.6%
CAYMAN ISLANDS					2.8%
FRANCE					13.1%
HONG KONG					3.2%
ITALY					1.9%
LUXEMBOURG					1.4%
NETHERLANDS					1.9%
NORWAY					5.5%
SOUTH AFRICA					1.8%
SUPRANATIONAL					0.8%
SWEDEN					1.4%
SWITZERLAND					2.3%
THAILAND					1.5%
UNITED STATES					51.4%
				Total Debt and Equity Holdings	97.8%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2014.

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares					Value
	EXCHANGE TRADED FUNDS - 1.1%
32,500	PowerShares Senior Loan Portfolio				$ 808,275
	TOTAL EXCHANGE TRADED FUNDS (Cost - $806,787)				808,275

Par Value		Coupon Rate (%)		Maturity

	CORPORATE BONDS - 21.0%
	AEROSPACE/DEFENSE - 0.2%
$ 150,000	LMI Aerospace, Inc. #	7.375		7/15/2019	153,375

	AIRLINES - 1.0%
250,000	United Continental Holdings, Inc.	6.000		12/1/2020	261,250
500,000	United Continental Holdings, Inc.	6.000		7/15/2026	487,500
					748,750
	COMMERCIAL SERVICES - 2.9%
500,000	Altegrity Inc.#	9.500		7/1/2019	500,000
250,000	Brand Energy & Infrastructure Services, Inc. #	8.500		12/1/2021	266,875
500,000	Cenveo Corp. #	6.000		8/1/2019	500,000
100,000	Ceridian LLC #	8.125		11/15/2017	101,000
750,000	Sotheby's #	5.250		10/1/2022	729,375
					2,097,250
	DIVERSIFIED FINANCIAL SERVICES - 2.5%
750,000	Enova International, Inc. #	9.750		6/1/2021	747,188
500,000	Fly Leasing Ltd.	6.750		12/15/2020	532,500
500,000	Jefferies Finance LLC #	6.875		4/15/2022	505,000
					1,784,688
	ELECTRIC - 2.5%
500,000	Illinois Power Generating Co.	7.000		4/15/2018	493,750
750,000	NRG Energy, Inc. #	6.250		7/15/2022	798,750
500,000	NRG Energy, Inc. #	6.250		5/1/2024	522,500
					1,815,000
	ENTERTAINMENT - 0.1%
100,000	Penn National Gaming, Inc. #	5.875		11/1/2021	94,500

	ENVIRONMENTAL CONTROL - 0.7%
500,000	SAExploration Holdings, Inc. #	10.000		7/15/2019	501,250

	HOLDING COMPANIES-DIVERS - 0.9%
250,000	Harbinger Group, Inc. #	7.750		1/15/2022	256,250
375,000	Stena AB #	7.000		2/1/2024	399,375
					655,625
	HOUSEHOLD PRODUCTS/WARES - 1.1%
750,000	Armored Autogroup, Inc.	9.250		11/1/2018	789,375

	IRON/STEEL - 0.7%
500,000	Essar Steel Algoma, Inc. #	9.375		3/15/2015	498,750

	MEDIA - 0.4%
250,000	SiTV LLC #	10.375		7/1/2019	256,250

	METAL FABRICATE/HARDWARE - 0.4%
250,000	Wise Metals Group LLC #	8.750		12/15/2018	271,250

	OIL & GAS - 0.7%
500,000	Ocean Rig UDW, Inc. #	7.250		4/1/2019	495,000

	The accompanying notes are an integral part to these financial statements
CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Par Value
	CORPORATE BONDS - 21.0% (Continued)	Coupon Rate (%)		Maturity	Value
	OTHER ABS - 0.3%
$ 250,000	Longfellow Place CLO Ltd. #	5.989	*	1/15/2024	$ 242,500

	PIPELINES - 1.1%
750,000	Rockies Express Pipeline LLC #	6.000		1/15/2019	785,625

	REAL ESTATE - 0.4%
250,000	Rialto Holdings LLC #	7.000		12/1/2018	262,500

	RETAIL - 2.3%
225,000	Claire's Stores, Inc.	10.500		6/1/2017	213,750
250,000	DriveTime Automotive Group, Inc. #	8.000		6/1/2021	255,000
250,000	JC Penney Corp., Inc.	7.650		8/15/2016	252,500
500,000	JC Penney Corp., Inc.	7.950		4/1/2017	505,000
500,000	Logan's Roadhouse, Inc.	10.750		10/15/2017	406,250
					1,632,500
	TELECOMMUNICATIONS - 1.7%
200,000	Alcatel-Lucent USA, Inc. #	6.750		11/15/2020	213,000
750,000	Avaya, Inc. #	7.000		4/1/2019	750,000
250,000	CenturyLink, Inc.	6.750		12/1/2023	273,125
					1,236,125
	TRANSPORTATION - 0.9%
250,000	Florida East Coast Holdings Corp. #	6.750		5/1/2019	264,062
153,363	Golden State Petroleum Transport Corp.	8.040		2/1/2019	138,019
250,000	Navios South American Logistics, Inc. #	7.250		5/1/2022	260,000
					662,081

	CORPORATE BONDS (Cost - $14,550,726)				14,982,394

	BANK LOANS - 78.2%
	ADVERTISING - 2.1%
497,457	Affinion Group, Inc.	6.750	*	4/30/2018	500,462
250,000	Affinion Group, Inc.	8.500	*	10/31/2018	251,132
500,000	Checkout Holding Corp (Catalina Marketing)	4.500	*	4/9/2021	501,145
250,000	Checkout Holding Corp (Catalina Marketing)	7.750	*	4/9/2022	250,626
					1,503,365
	AEROSPACE/DEFENSE - 0.7%
497,442	Tasc, Inc.	6.500	*	5/12/2020	488,737

	AUTO PARTS & EQUIPMENT - 1.8%
1,000,000	Federal Mogul Corporation	4.750	*	4/15/2021	1,002,605
246,875	TI Group Automotive Systems, LLC	5.500	*	3/27/2019	247,416
					1,250,021
	CHEMICALS - 0.7%
247,500	Axalta Coating System US Holding	4.000	*	2/1/2020	247,933
249,375	Kronos Worldwide	4.750	*	2/18/2020	252,338
					500,271
	COAL - 1.4%
488,720	Sandy Creek Energy Associates, L.P.	5.000	*	11/8/2020	493,776
500,000	Walter Energy, Inc	6.402	*	4/1/2018	484,407
					978,183
	The accompanying notes are an integral part to these financial statements
CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Par Value		Coupon Rate (%)		Maturity	Value
	BANK LOANS - 78.2% (Continued)
	COMMERCIAL SERVICES - 7.2%
$ 497,500	Brand Energy and Infrastructure Services	4.750	*	11/26/2020	$ 500,609
248,750	Brickman Group	4.000	*	12/18/2020	246,687
498,427	CHG Healthcare Services, Inc.	4.250	*	11/19/2019	501,333
1,000,000	Creative Circle	5.500	*	6/25/2020	990,000
487,500	Harland Clarke Holdings (Valassis)	7.000	*	5/22/2018	496,643
493,750	Harland Clarke Holdings (Valassis)	6.000	*	8/4/2019	503,501
246,875	MoneyGram International, Inc.	4.250	*	3/28/2020	243,867
249,375	Redtop Acquisitions Limited (a.k.a. CPA Global Limited)	4.500	*	12/3/2020	251,401
498,750	Trans Union, LLC	4.000	*	4/9/2021	499,730
485,713	Transaction Network Services	5.000	*	2/25/2020	489,052
498,737	Weight Watchers International, Inc.	4.000	*	4/2/2020	396,897
					5,119,720
	COMPUTERS - 1.6%
997,500	Sungard Availability Services Capital, Inc.	6.000	*	3/31/2019	992,827
178,963	Sungard Data Systems, Inc.	4.000	*	3/8/2020	179,632
					1,172,459
	DIVERSIFIED FINANCIAL SERVICES - 2.5%
246,881	Altisource Solutions S.a.r.l.	5.000	*	12/9/2020	247,293
493,750	Avast Software, LLC (Sybil Software)	4.234	*	3/20/2020	494,367
493,750	BATS Global Market Inc	5.000	*	1/31/2020	490,254
248,750	Santander Asset Management (SAM Finance)	4.250	*	11/26/2020	249,839
340,046	Walter Investment	4.750	*	12/18/2020	336,753
					1,818,506
	ELECTRIC - 1.4%
498,750	Alamo/Viva Alamo LLC	4.750	*	2/20/2021	504,984
496,242	EquiPower	4.250	*	12/31/2019	500,120
					1,005,104
	ELECTRONICS - 1.1%
493,750	Isola USA Corp.	9.250	*	11/29/2018	496,219
248,750	Photonis USA	8.500	*	9/18/2019	249,994
					746,213
	ENERGY-ALTERNATE SOURCES - 0.4%
247,915	Exgen Renewables I, LLC	5.250	*	2/6/2021	253,183

	ENTERTAINMENT - 1.4%
476,563	Affinity Gaming	4.250	*	11/9/2017	477,754
500,000	NEP/NCP HoldCo, Inc	4.250	*	1/22/2020	501,250
					979,004
	FOOD - 1.7%
248,125	CTI Foods Holding Co	4.500	*	6/28/2020	249,057
500,000	Shearer's Foods LLC	7.750	*	6/30/2022	505,625
495,000	Windsor Quality Food Company Ltd.	5.000	*	12/23/2020	493,557
					1,248,239
	GAS - 0.7%
500,000	Wayne Fueling Systems(Alfred)	8.500	*	6/20/2022	502,500

	HEALTH-CARE PRODUCTS - 0.7%
500,000	Phillips Medisize (Phillips Plastics Corporation)	4.750	*	6/13/2021	501,250

	HEALTH-CARE SERVICES - 8.2%
500,000	Aurora Diagnostics Holdings, LLC	6.750	*	5/26/2016	489,375
497,500	Community Health Systems, Inc.	4.250	*	1/27/2021	500,920
907,784	Drumm Investors LLC (Golden Living )	6.750	*	5/4/2018	912,041
1,248,750	Gentiva Health Services	6.500	*	10/18/2019	1,249,537
997,481	LifeCare Holdings, Inc.	6.500	*	5/31/2019	981,272
972,727	MultiPlan, Inc.	4.000	*	3/31/2021	971,288
498,750	National Mentor Holdings, Inc.	4.750	*	1/31/2021	502,336
248,125	U.S. Renal Care	4.250	*	7/3/2019	249,249
					5,856,018
	HOLDING COMPANIES-DIVERSIFIED - 0.4%
249,375	Shield Finance Co S.a.r.l aka Sophos Limited	5.000	*	1/31/2021	250,739

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Par Value		Coupon Rate (%)		Maturity	Value
	BANK LOANS - 78.2% (Continued)
	HOUSEHOLD PRODUCTS/WARES - 2.4%
$ 746,250	Dell International LLC	4.500	*	4/29/2020	$ 751,127
1,000,000	Sun Products (aka Huish Detergents, Inc)	5.500	*	3/18/2020	982,505
					1,733,632
	INSURANCE - 1.4%
496,227	AmWINS Group, Inc.	5.000	*	9/6/2019	498,088
497,432	Asurion, LLC	5.000	*	5/24/2019	501,215
					999,303
	INTERNET - 1.3%
496,250	EIG Investors Corp. (Endurance International)	5.000	*	11/9/2019	497,905
248,728	Go Daddy	4.750	*	5/13/2021	247,951
154,167	Orbitz Worldwide, Inc.	4.500	*	4/15/2021	155,239
					901,095
	LESIURE TIME - 0.4%
248,125	Travelport LLC	6.250	*	6/26/2019	253,595

	LODGING - 6.2%
992,214	Caesars Entertainment Operating Co., Inc.	9.500	*	10/31/2016	998,292
1,000,000	Caesars Entertainment Operating Co., Inc.	9.750	*	1/28/2018	988,240
497,500	Caesars Entertainment Resort Properties, LLC (Harrahs)	7.000	*	10/11/2020	501,388
500,000	Caesars Growth Properties Holdings	6.250	*	5/8/2021	500,990
454,632	CityCenter Holdings	5.000	*	10/16/2020	458,560
248,750	Intrawest Resorts Holdings	5.500	*	12/9/2020	253,103
248,750	Marina District Finance Co. (Borgata)	6.750	*	8/15/2018	252,286
496,250	Tropicana Entertainment, Inc.	4.000	*	11/27/2020	497,697
					4,450,556
	MACHINERY-DIVERSIFIED - 1.7%
994,975	Gardner Denver, Inc.	4.250	*	7/30/2020	998,156
250,000	Husky International Ltd AKA Husky Molding System	4.250	*	6/30/2021	250,844
					1,249,000
	MEDIA - 2.4%
500,000	Clear Channel Communications, Inc.	6.900	*	1/30/2019	498,302
961,417	Clear Channel Communications, Inc.	7.650	*	7/30/2019	965,546
246,875	WideOpenWest Finance, LLC	4.750	*	4/1/2019	247,955
					1,711,803
	MISCELLANEOUS MANUFACTURING - 1.1%
248,111	Consolidated Precision Products("CPP")	4.750	*	12/28/2019	249,507
500,000	STS Operating, Inc (SunSource)	4.750	*	2/12/2021	502,970
					752,477
	OIL & GAS - 1.0%
500,000	Connacher Oil and Gas	7.000	*	5/23/2018	500,000
248,750	Western Refining	4.250	*	11/12/2020	250,616
					750,616
	OIL & GAS SERVICES - 1.4%
497,500	FR Dixie Acquisition Corp.	5.750	*	12/18/2020	500,609
472,727	Frac Tech International, LLC (FTS)	5.750	*	4/16/2021	479,154
					979,763
	PACKAGING & CONTAINERS - 0.5%
366,620	Berry Plastics Holding	3.750	*	1/6/2021	365,870

	PHARMACEUTICALS - 1.4%
500,000	Patheon Inc.	4.250	*	3/11/2021	496,875
487,500	Salix Pharmaceuticals Ltd	4.250	*	1/2/2020	491,880
					988,755
	PIPELINES - 0.3%
250,000	Tallgrass Operations, LLC	4.250	*	11/13/2018	252,239

	REITS - 0.4%
250,000	Extended Stay (ESH Hospitality, Inc.)	5.000	*	6/24/2019	252,605

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Par Value		Coupon Rate (%)		Maturity	Value
	BANK LOANS - 78.2% (Continued)
	RETAIL - 4.9%
$ 993,750	Deluxe Entertainment Services Group, Inc.	6.500	*	2/28/2020	$ 993,750
231,250	Hudson's Bay Company (Saks)	4.750	*	11/4/2020	234,430
1,246,252	Mariposa Merger Sub LLC (Neiman Marcus)	4.250	*	10/25/2020	1,245,292
500,000	TGI Fridays	5.250	*	6/20/2020	501,250
498,618	The Container Store	4.250	*	4/6/2019	498,618
					3,473,340
	SEMICONDUCTORS - 0.4%
248,125	Freescale Semiconductor, Inc	5.000	*	1/15/2021	249,656

	SOFTWARE - 6.7%
497,500	Applied Systems Inc	4.250	*	1/23/2021	499,870
497,390	Ellucian (aka Sophia, L.P.)	4.000	*	7/19/2018	498,367
500,000	First Data Corporation	3.650	*	3/24/2017	500,418
1,250,000	First Data Corporation	4.150	*	3/24/2021	1,253,750
248,750	Genesys Telecommunications Laboratories, Inc. (Greeneden)	4.500	*	11/13/2020	250,849
248,108	Magic Newco, LLC (Misys Turaz)	5.000	*	12/12/2018	250,527
497,500	Omnitracs, Inc. (aka Coronado Holdings, LLC)	4.750	*	11/25/2020	501,776
532,070	RP Crown Parent, LLC (RedPrairie)	6.000	*	12/21/2018	533,068
500,000	Serena Software, Inc. (Spartacus Merger)	7.500	*	4/14/2020	505,000
					4,793,625
	TELECOMMUNICATIONS - 8.6%
482,978	Alaska Communications System Holdings, Inc.	5.500	*	10/21/2016	488,412
990,582	Alcatel Lucent USA Inc.	4.500	*	1/30/2019	992,672
887,296	Avaya, Inc.	6.500	*	3/31/2018	889,514
246,875	FairPoint Communications, Inc.	7.500	*	2/14/2019	256,185
500,000	Level 3 Communications, Inc	4.000	*	1/15/2020	501,148
497,487	Lightower Fiber Networks (aka LTS Buyer LLC and Sidera Networks)	4.000	*	4/13/2020	497,266
997,468	Ntelos, Inc.	5.750	*	11/9/2019	999,962
261,241	Presidio, Inc	5.000	*	3/31/2017	262,914
498,750	SafeNet, Inc.	5.500	*	3/5/2020	501,244
500,000	SafeNet, Inc.	8.500	*	3/5/2021	505,000
249,375	XO Communications	4.250	*	3/19/2021	251,227
					6,145,544
	TRANSPORTATION - 1.4%
500,000	Blue Bird Body Company	6.500	*	6/27/2020	493,750
497,500	YRC Worldwide, Inc	8.000	*	2/13/2019	508,072
					1,001,822
	TRUCKING & LEASING - 0.3%
243,750	FLY Leasing Limited	4.500	*	8/9/2019	246,492

	TOTAL BANK LOANS (Cost - $55,270,930)				55,725,300

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares					Value
	SHORT-TERM INVESTMENTS - 4.2%
3,004,680	Fidelity Institutional Government Money Market Fund, Class I, 0.01%**				$ 3,004,680
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,004,680)				3,004,680

	TOTAL INVESTMENTS - 104.5% (Cost - $73,633,123) (a)				$ 74,520,649
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.5%)				(3,208,126)
	NET ASSETS - 100.0%				$ 71,312,523

* Floating Rate, rate shown represents the rate at June 30, 2014.
** Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.

# Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2014, these securities amounted to $10,629,375 or 14.9% of net assets.

LP - Limited Partnership
LLC - Limited Liability Company
(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes, is $73,637,832 and differs from value by net unrealized appreciation (depreciation) of securities as follows:
				Unrealized appreciation:	$ 970,683
				Unrealized depreciation:	(87,866)
				Net unrealized appreciation:	$ 882,817

As of June 30, 2014, the Fund's equity and debt holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer					Percentage
BERMUDA					0.7%
CANADA					3.5%
CAYMAN ISLANDS					0.3%
FRANCE					0.4%
JERSEY ISLANDS					0.4%
LUXEMBOURG					1.4%
MARSHALL ISLANDS					1.1%
NETHERLANDS					1.4%
SWEDEN					0.5%
UNITED STATES					90.6%
				Total Equity and Debt Holdings	100.3%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2014.

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares				Value
	COMMON STOCK - 0.0%
	LODGING - 0.0%
460	Trump Entertainment Resorts, Inc. * ^ #			$ -
	TOTAL COMMON STOCK (Cost - $613,544)			-

Principal
	CONVERTIBLE BONDS - 23.4%	Coupon Rate (%)	Maturity
	BIOTECHNOLOGY - 5.0%
$ 2,655,000	PDL BioPharma, Inc.	4.000	2/1/2018	3,039,975

	INTERNET - 3.3%
1,703,000	Vipshop Holdings Ltd.	1.500	3/15/2019	2,004,218

	INVESTMENT COMPANIES - 10.1%
2,667,000	Ares Capital Corp.	5.125	6/1/2016	2,862,025
3,077,000	Prospect Capital Corp.	5.500	8/15/2016	3,200,080
				6,062,105
	REITS - 5.0%
2,960,000	Colony Financial, Inc.	3.875	1/15/2021	3,037,700

	SEMICONDUCTORS - 0.0%
8,669,000	Energy Conversion Devices, Inc. ^ † #			-

	TOTAL CONVERTIBLE BONDS (Cost - $16,392,913)			14,143,998

	CORPORATE BONDS - 74.3%	Coupon Rate (%)	Maturity
	COAL - 9.5%
2,916,000	Alpha Natural Resources, Inc.	9.750	4/15/2018	2,668,140
4,069,000	Arch Coal, Inc.	7.000	6/15/2019	3,082,267
				5,750,407
	COMMERCIAL SERVICES - 4.9%
3,219,000	ADT Corp.	3.500	7/15/2022	2,929,290

	DIVERSIFIED FINANCIAL SERVICES - 4.8%
2,658,000	GFI Group, Inc.	10.375	7/19/2018	2,883,930

	ELECTRIC - 4.9%
1,975,000	Atlantic Power Corp.	9.000	11/15/2018	2,068,813
878,000	GenOn Americas Generation LLC	8.500	10/1/2021	910,925
				2,979,738
	LODGING - 5.4%
3,512,000	Caesars Entertainment Operating Co., Inc.	11.250	6/1/2017	3,213,480
53,000	MGM Resorts International	11.375	3/1/2018	68,900
				3,282,380
	MINING - 9.8%
1,116,000	Hecla Mining Co.	6.875	5/1/2021	1,107,630
1,780,000	HudBay Minerals, Inc.	9.500	10/1/2020	1,940,200
3,113,000	Molycorp, Inc.	10.000	6/1/2020	2,863,960
				5,911,790
	OIL & GAS - 14.9%
2,910,000	BreitBurn Energy Partners LP	8.625	10/15/2020	3,201,000
2,716,000	Northern Oil and Gas, Inc.	8.000	6/1/2020	2,899,330
2,710,000	Penn Virginia Corp.	7.250	4/15/2019	2,872,600
				8,972,930
	OIL & GAS SERVICES - 4.8%
2,784,000	Forbes Energy Services Ltd.	9.000	6/15/2019	2,888,400

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 74.3% (Continued)
	RETAIL - 6.9%
$ 1,732,000	Cash America International, Inc.	5.750	5/15/2018	$ 1,783,960
5,797,000	RadioShack Corp.	6.750	5/15/2019	2,376,770
				4,160,730
	TELECOMMUNICATIONS - 8.4%
2,064,000	EarthLink Holdings Corp.	7.375	6/1/2020	2,200,740
2,488,000	Sprint Capital Corp.	8.750	3/15/2032	2,873,640
				5,074,380

	TOTAL CORPORATE BONDS (Cost - $47,792,300)			44,833,975
Shares
	SHORT-TERM INVESTMENTS - 1.5%
877,419	Fidelity Institutional Money Market Portfolio, Class I, 0.09% **			877,419
	TOTAL SHORT-TERM INVESTMENTS (Cost - $877,419)			877,419

	TOTAL INVESTMENTS - 99.2% (Cost - $65,676,176) (a)			$59,855,392
	OTHER ASSETS LESS LIABILITIES - 0.8%			470,401
	NET ASSETS - 100.0%			$60,325,793

LLC - Limited Liability Company
LP - Limited Partnership
* Non-income producing security
** Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.
^ The security is illiquid; the security represents 0.00% of net assets.
† Represents issuer in default on interest payments; non-income producing security.
# The value of this security has been determined in good faith under policies of the Board of Trustees.
(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $65,685,973 and differs from value by net unrealized appreciation (depreciation) of securities as follows:
			Unrealized appreciation	$ 1,522,830
			Unrealized depreciation	(7,353,411)
			Net unrealized depreciation	$ (5,830,581)

As of June 30, 2014, the Fund's equity and debt holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer				Percentage
CANADA				6.7%
CAYMAN ISLANDS				3.3%
UNITED STATES				87.7%
			Total Debt and Equity Holdings	97.7%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2014.

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares				Value
	COMMON STOCK - 45.8%
	INVESTMENT COMPANIES - 15.7%
123,463	Apollo Investment Corp.			$ 1,063,016
108,000	Fifth Street Finance Corp.			1,061,640
23,756	Oaktree Capital Group LLC			1,187,563
116,675	PennantPark Investment Corp.			1,337,095
126,900	Prospect Capital Corp.			1,348,313
64,700	Solar Capital Ltd.			1,376,816
				7,374,443
	LODGING - 0.0%
121	Trump Entertainment Resorts, Inc. *^#			-

	PRIVATE EQUITY - 17.7%
107,400	American Capital Ltd. *			1,642,146
86,000	Apollo Global Management LLC - Cl. A			2,383,920
45,211	Blackstone Group LP			1,511,856
113,000	KKR & Co. LP			2,749,290
				8,287,212
	REITS - 6.9%
448,100	Chimera Investment Corp.			1,429,439
68,300	CommonWealth REIT			1,797,656
				3,227,095
	RETAIL - 2.8%
112,900	Ezcorp, Inc. - Cl. A *(a)			1,303,995

	TOYS/GAMES/HOBBIES - 2.7%
170,000	LeapFrog Enterprises, Inc. * (a)			1,249,500
	TOTAL COMMON STOCK (Cost - $21,034,453)			21,442,245

	EXCHANGE TRADED FUNDS - 4.1%
	EQUITY FUND - 4.1%
150,300	iShares Mortgage Real Estate Capped ETF			1,899,792
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,855,466)			1,899,792

Principal
	CONVERTIBLE BONDS - 9.6%	Coupon Rate (%)	Maturity
	BIOTECHNOLOGY - 5.0%
$ 2,068,000	PDL BioPharma, Inc.	4.000	2/1/2018	2,367,860

	INVESTMENT COMPANIES - 4.6%
185,000	Ares Capital Corp.	5.125	6/1/2016	198,529
1,839,000	Prospect Capital Corp.	5.750	3/15/2018	1,943,593
				2,142,122
	SEMICONDUCTORS - 0.0%
5,543,000	Energy Conversion Devices, Inc. †^#			-

	TOTAL CONVERTIBLE BONDS (Cost - $6,108,500)			4,509,982

	CORPORATE BONDS - 38.4%	Coupon Rate (%)	Maturity
	COAL - 4.9%
14,000	Alpha Natural Resources, Inc.	9.750	4/15/2018	12,810
3,000,000	Arch Coal, Inc.	7.000	6/15/2019	2,272,500
				2,285,310
	COMMERCIAL SERVICES - 5.0%
2,578,000	ADT Corp.	3.500	7/15/2022	2,345,980

	DIVERSIFIED FINANCIAL SERVICES - 4.6%
2,000,000	GFI Group, Inc.	10.375	7/19/2018	2,170,000

	The accompanying notes are an integral part of these financial statements
CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 38.4% (Continued)
	LODGING - 2.9%
1,502,000	Caesars Entertainment Operating Co., Inc.	11.250	6/1/2017	$ 1,374,330

	MINING - 4.8%
2,444,000	Molycorp, Inc.	10.000	6/1/2020	2,248,480

	OIL & GAS - 0.3%
118,000	Penn Virginia Corp.	7.250	4/15/2019	125,080

	OIL & GAS SERVICES - 5.0%
2,242,000	Forbes Energy Services Ltd.	9.000	6/15/2019	2,326,075

	RETAIL - 2.9%
3,362,000	RadioShack Corp.	6.750	5/15/2019	1,378,420

	SEMICONDUCTORS - 3.5%
1,532,000	Advanced Micro Devices, Inc.	7.750	8/1/2020	1,633,495

	TELECOMMUNICATIONS - 4.5%
1,823,000	Sprint Capital Corp.	8.750	3/15/2032	2,105,565

	TOTAL CORPORATE BONDS (Cost - $19,226,289)			17,992,735
Shares
	SHORT-TERM INVESTMENTS - 1.5%
705,660	Fidelity Institutional Money Market Portfolio, Class I, 0.09%**			705,660
	TOTAL SHORT-TERM INVESTMENTS (Cost - $705,660)			705,660

	TOTAL INVESTMENTS - 99.4% (Cost - $48,930,368) (c)			$ 46,550,414
	OTHER ASSETS LESS LIABILITIES - 0.6%			290,793
	NET ASSETS - 100.0%			$ 46,841,207

Contracts (b)		Expiration Date -
	CALL OPTIONS WRITTEN - (0.1%)	Exercise Price
1,129	EZCORP, Inc. Cl. A	12/20/2014 -$15.00		$ 36,693
1,700	Leapfrog Enterprises, Inc.	9/20/2014 - $10.00		8,500
	TOTAL CALL OPTIONS WRITTEN (Premiums Received- $40,195) (c)			$ 45,193

* Non-income producing security.
** Rate shown represents the rate at June 30, 2014, is subject to change and resets daily.
^ The security is illiquid; the security represents 0.00% of net assets.
# The value of this security has been determined in good faith under policies of the Board of Trustees.
† Represents issuer in default on interest payments.
LLC - Limited Liability Company
LP - Limited Partnership
(a) All or portion of this security is segregated as collateral for call options written.

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

(b) Each contract is equivalent to 100 shares of common stock.

(c) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written is $48,371,826 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized appreciation	$ 3,257,105
			Unrealized depreciation	(5,123,710)
			Net unrealized depreciation	$ (1,866,605)

As of June 30, 2014, the Fund's debt and equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer				Percentage
UNITED STATES				97.9%
			Total Debt and Equity Holdings	97.9%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2014.

	The accompanying notes are an integral part of these financial statements

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2014

	Catalyst	Catalyst	Catalyst	Catalyst	Catalyst	Catalyst Hedged
	Small-Cap Insider	Hedged Insider	Insider	Insider Long/	Event Arbitrage	Futures Strategy
	Buying Fund	Buying Fund (a)	Buying Fund	Short Fund	Fund	Fund

ASSETS:
Investments in securities, at cost	$ 109,580,081	$ 42,393,257	$ 240,892,243	$ 12,850,259	$ 19,986,858	$ 104,667,631
Investments in securities, at value including $19,844,029, $7,341,527,
$0, $0, $0, $0 of securities loaned	$ 116,313,654	$ 44,511,660	$ 251,642,250	$ 13,489,497	$ 19,501,017	$ 107,594,952
Receivable for securities sold	954,180	-	-	572,668	614,484	-
Receivable for Fund shares sold	374,238	400,070	1,218,427	130,663	-	3,437,441
Dividends and interest receivable	118,258	18,298	245,328	21,210	18,255	4,017
Cash	-	-	-	-	-	2,055,794
Deposits with Broker	-	-	-	12,174,809	6,960,337	55,783,122
Prepaid expenses and other assets	38,631	25,500	29,466	14,456	13,546	37,235
Total Assets	117,798,961	44,955,528	253,135,471	26,403,303	27,107,639	168,912,561

LIABILITIES:
Options written (premiums received $0, $129,721, $0, $0, $150,536,
$9,836,250)	-	58,824	-	-	126,733	10,121,250
Securities sold short (proceeds $0, $0, $0, $11,602,069, $8,407,538, $0)	-	-	-	12,519,690	9,049,160	-
Management fees payable	69,857	18,385	186,169	7,569	13,662	188,515
Payable upon return of securities loaned (Note 1)	20,145,296	7,462,082	-	-	-	-
Due to Broker	-	1,493,945	-	-	-	-
Payable for securities purchased	609,750	-	3,989,141	608,367	661,297	-
Payable for Fund shares redeemed	256,011	119,571	332,237	157,306	-	66,045
Dividends expense payable	-	-	-	3,298	8,035	-
Accrued 12b-1 fees	92,332	46,069	172,576	7,599	62,132	53,082
Administration fees payable	5,097	1,940	12,739	618	1,103	7,140
Accrued expenses and other liabilities	34,731	19,984	36,328	17,818	21,126	22,049
Total Liabilities	21,213,074	9,220,800	4,729,190	13,322,265	9,943,248	10,458,081

Net Assets	$ 96,585,887	$ 35,734,728	$ 248,406,281	$ 13,081,038	$ 17,164,391	$ 158,454,480

NET ASSETS CONSIST OF:
Paid in capital	$ 100,012,253	$ 30,920,656	$ 228,283,971	$ 13,134,854	$ 19,179,894	$ 153,459,624
Undistributed net investment income (loss)	245,920	78,453	40,365	7,558	(89,256)	-
Accumulated net realized gain (loss) on investments, securities sold short,
options purchased, options written and foreign currency transactions	(10,405,859)	2,546,319	9,331,938	217,009	(822,568)	2,352,535
Net unrealized appreciation (depreciation) on investments, securities sold
short, options purchased, options written and foreign currency translation	6,733,573	2,189,300	10,750,007	(278,383)	(1,103,679)	2,642,321
Net Assets	$ 96,585,887	$ 35,734,728	$ 248,406,281	$ 13,081,038	$ 17,164,391	$ 158,454,480

Class A
Net Assets	$ 71,083,861	$ 30,693,154	$ 212,046,739	$ 10,540,712	$ 16,301,860	$ 82,458,409
Shares of beneficial interest outstanding (b)	3,882,400	2,119,539	13,373,946	907,395	1,740,698	7,658,820
Net asset value per share	$ 18.31	$ 14.48	$ 15.86	$ 11.62	$ 9.37	$ 10.77
Maximum offering price per share (c)	$ 19.43	$ 15.36	$ 16.83	$ 12.33	$ 9.94	$ 11.43
Minimum redemption price per share (d)	$ 18.13	$ 14.34	$ 15.70	$ 11.50	$ 9.28	$ 10.66

Class C
Net Assets	$ 17,503,096	$ 4,888,041	$ 36,143,625	$ 2,340,771	$ 568,083	$ 13,511,507
Shares of beneficial interest outstanding (b)	988,519	342,381	2,251,726	204,106	61,546	1,262,236
Net asset value and offering price per share	$ 17.71	$ 14.28	$ 16.05	$ 11.47	$ 9.23	$ 10.70
Minimum redemption price per share (e)	$ 17.53	$ 14.14	$ 15.89	$ 11.36	$ 9.14	$ 10.59

Class I
Net Assets	$ 7,998,930	$ 153,533	$ 215,917	$ 199,555	$ 294,448	$ 62,484,564
Shares of beneficial interest outstanding (b)	433,004	10,595	13,610	17,179	31,325	$ 5,793,692
Net asset value, offering price and
redemption price per share	$ 18.47	$ 14.49	$ 15.86	$ 11.62	$ 9.40	$ 10.78

(a) Formerly the Catalayst Strategic Insider Fund.
(b) Unlimited number of shares of no par value beneficial interest authorized.
(c) There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(d)  Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges

("CDSC") on shares redeemed within 18 months of purchases (excluding shares purchased with reinvested dividends and/or distributions).

(e) Shares purchased prior to November 1, 2013 are subject to a CDSC of 1% which is imposed in the event of certain redemption transactions within one year following such investments.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30,2014

	Catalyst	Catalyst/Equity	Catalyst/Groesbeck	Catalyst/Lyons	Catalyst/Lyons	Catalyst Macro
	Dynamic Alpha	Compass Buyback	Growth of	Hedged Premium	Tactical	Strategy
	Fund (a)	Strategy Fund	Income Fund	Return Fund	Allocation Fund	Fund

ASSETS:
Investments in securities, at cost	$ 25,186,116	$ 23,623,086	$ 15,176,750	$ 5,722,372	$ 96,423,834	$ 42,231,445

Investments in securities, at value	$ 31,770,862	$ 23,693,116	$ 19,931,305	$ 5,947,606	$ 100,674,643	$ 42,780,387
Receivable for securities sold	-	886,305	-	-	-	210,975
Receivable for Fund shares sold	-	32,110	78	-	177,408	-
Dividends and interest receivable	22,239	3,735	19,534	1,223	111,183	52,042
Due from Manager	-	-	-	766	-	-
Deposits with Broker	-	-	-	3,471	-	2,292
Prepaid expenses and other assets	11,541	42,148	15,838	8,615	29,816	7,692
Total Assets	31,804,642	24,657,414	19,966,755	5,961,681	100,993,050	43,053,388

LIABILITIES:
Options written (premiums received $0, $0, $0, $0, $0, $11,863)	-	-	-	-	-	15,679
Management fees payable	20,845	11,354	13,300	-	73,954	42,729
Due to custodian	-	-	-	-	-	4,148
Payable for securities purchased	-	1,548,599	-	-	-	-
Payable for Fund shares redeemed	-	-	135,814	-	57,855	-
Accrued 12b-1 fees	36,423	5,699	18,405	2,982	119,476	27,396
Administration fees payable	1,834	1,418	1,197	788	5,220	2,495
Accrued expenses and other liabilities	19,455	16,710	17,891	16,436	27,284	18,921
Total Liabilities	78,557	1,583,780	186,607	20,206	283,789	111,368

Net Assets	$ 31,726,085	$ 23,073,634	$ 19,780,148	$ 5,941,475	$ 100,709,261	$ 42,942,020

NET ASSETS CONSIST OF:
Paid in capital	$ 21,169,512	$ 22,396,241	$ 14,497,422	$ 5,701,590	$ 91,178,607	$ 41,977,327
Undistributed net investment income	-	-	-	-	418,951	25,013
Accumulated net realized gain on investments, options purchased,
and options written	3,971,827	607,363	528,171	14,651	4,860,894	394,554
Net unrealized appreciation on investments, options purchased,
and options written	6,584,746	70,030	4,754,555	225,234	4,250,809	545,126
Net Assets	$ 31,726,085	$ 23,073,634	$ 19,780,148	$ 5,941,475	$ 100,709,261	$ 42,942,020

Class A
Net Assets	$ 30,999,745	$ 6,464,274	$ 16,181,887	$ 5,879,194	$ 76,416,686	$ 5,559,856
Shares of beneficial interest outstanding (b)	2,009,142	634,103	1,071,580	552,734	5,269,689	542,024
Net asset value per share	$ 15.43	$ 10.19	$ 15.10	$ 10.64	$ 14.50	$ 10.26
Maximum offering price per share (c)	$ 16.37	$ 10.81	$ 16.02	$ 11.29	$ 15.38	$ 10.89
Minimum redemption price per share (d)	$ 15.28	$ 10.09	$ 14.95	$ 10.53	$ 14.36	$ 10.16

Class C
Net Assets	$ 608,238	$ 5,567,457	$ 539,808	$ 9,107	$ 24,157,116	$ 32,046,274
Shares of beneficial interest outstanding (b)	40,166	547,960	36,196	860	1,686,256	3,130,466
Net asset value and offering price per share	$ 15.14	$ 10.16	$ 14.91	$ 10.59	$ 14.33	$ 10.24
Minimum redemption price per share (e)	$ 14.99		$ 14.76		$ 14.19

Class I
Net Assets	$ 118,102	$ 11,041,903	$ 3,058,453	$ 53,174	$ 135,459	$ 5,335,890
Shares of beneficial interest outstanding (b)	$ 7,654	$ 1,080,570	202,547	5,000	9,337	519,859
Net asset value, offering price and
redemption price per share	$ 15.43	$ 10.22	$ 15.10	$ 10.63	$ 14.51	$ 10.26

(a) Formerly the Catalyst/CP Core Equity Fund.
(b) Unlimited number of shares of no par value beneficial interest authorized.
(c) There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(d)  Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges ("CDSC") on shares redeemed within 18 months of purchases (excluding shares purchased with reinvested dividends and/or distributions).

(e) Shares purchased prior to November 1, 2013 are subject to a CDSC of 1% which is imposed in the event of certain redemption transactions within one year following such investments.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2014

	Catalyst/MAP	Catalyst/MAP	Catalyst/Princeton		Catalyst/SMH
	Global Capital	Global Total Return	Floating Rate	Catalyst/SMH	Total Return
	Appreciation Fund	Income Fund	Income Fund	High Income Fund	Income Fund

ASSETS:
Investments in securities, at cost	$ 23,894,924	$ 17,168,038	$ 73,633,123	$ 65,676,176	$ 48,930,368

Investments in securities, at value	$ 26,743,433	$ 18,896,751	$ 74,520,649	$ 59,855,392	$ 46,550,414
Receivable for securities sold	-	-	98,715	-	-
Receivable for Fund shares sold	51,500	61,512	810,000	2,406	56,416
Dividends and interest receivable	73,963	125,264	661,716	841,776	523,671
Prepaid expenses and other assets	15,080	12,654	26,596	27,784	24,871
Total Assets	26,883,976	19,096,181	76,117,676	60,727,358	47,155,372

LIABILITIES:
Options written (premiums received $104,144, $135,791, $0, $0, $40,195)	139,430	150,475	-	-	45,193
Management fees payable	15,341	13,691	41,915	47,365	35,118
Due to Broker	-	-	-	-	6,930
Payable for securities purchased	1,560,995	-	4,462,500	-	-
Payable for Fund shares redeemed	5,000	1,000	236,563	208,489	122,553
Accrued 12b-1 fees	14,470	12,679	31,939	111,008	73,220
Administration fees payable	1,867	1,956	7,609	3,722	2,943
Accrued expenses and other liabilities	21,652	22,200	24,627	30,981	28,208
Total Liabilities	1,758,755	202,001	4,805,153	401,565	314,165

Net Assets	$ 25,125,221	$ 18,894,180	$ 71,312,523	$ 60,325,793	$ 46,841,207

NET ASSETS CONSIST OF:
Paid in capital	$ 20,920,971	$ 16,694,381	$ 70,320,471	$ 79,199,572	$ 56,170,651
Undistributed net investment income	117,787	-	11,576	40,539	780,688
Accumulated net realized gain (loss) on investments, options written
and foreign currency transactions	1,273,134	485,334	92,950	(13,093,534)	(7,725,180)
Net unrealized appreciation (depreciation) on investments,
options written and foreign currency translations	2,813,329	1,714,465	887,526	(5,820,784)	(2,384,952)
Net Assets	$ 25,125,221	$ 18,894,180	$ 71,312,523	$ 60,325,793	$ 46,841,207

Class A
Net Assets	$ 18,917,272	$ 14,157,552	$ 31,621,123	$ 36,844,939	$ 22,722,348
Shares of beneficial interest outstanding (a)	1,394,580	1,170,743	2,974,787	6,506,732	3,693,379
Net asset value per share	$ 13.56	$ 12.09	$ 10.63	$ 5.66	$ 6.15
Maximum offering price per share (b)	$ 14.39	$ 12.83	$ 11.16	$ 5.94	$ 6.53
Minimum redemption price per share (c)	$ 13.42	$ 11.97	$ 10.52	$ 5.60	$ 6.09

Class C
Net Assets	$ 6,072,308	$ 4,615,768	$ 8,874,443	$ 22,037,995	$ 22,516,658
Shares of beneficial interest outstanding (a)	453,110	383,238	836,953	3,891,532	3,661,934
Net asset value and offering price per share	$ 13.40	$ 12.04	$ 10.60	$ 5.66	$ 6.15
Minimum redemption price per share (d)	$ 13.27	$ 11.92	$ 10.49	$ 5.60	$ 6.09

Class I
Net Assets	$ 135,641	$ 120,860	$ 30,816,957	$ 1,442,859	$ 1,602,201
Shares of beneficial interest outstanding (a)	10,000	10,000	2,899,303	254,587	260,792
Net asset value, offering price and
redemption price per share	$ 13.56	$ 12.09	$ 10.63	$ 5.67	$ 6.14

(a) Unlimited number of shares of no par value beneficial interest authorized.

(b)  There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund excluding  Catalyst/Princeton Floating Rate Income Fund and

Catalyst/SMH High Income Fund which imposes a 4.75%.

(c)  Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges ("CDSC") on shares redeemed within 18 months of purchases (excluding shares purchased with reinvested dividends and/or distributions).

(d) Shares purchased prior to November 1, 2013 are subject to a CDSC of 1% which is imposed in the event of certain redemption transactions within one year following such investments.

CATALYST FUNDS
Statements of Operations
For the Year or Period Ended June 30, 2014

	Catalyst	Catalyst	Catalyst	Catalyst	Catalyst	Catalyst Hedged
	Small-Cap Insider	Hedged Insider	Insider	Insider Long/	Event Arbitrage	Futures Strategy
	Buying Fund	Buying Fund (a)	Buying Fund	Short Fund	Fund	Fund (b)

Investment Income:
Dividend income	$ 1,443,332	$ 473,547	$ 2,113,886	$ 73,584	$ 276,654	$ -
Interest income	1,379	1,386	2,916	326	1,015	13,847
Securities lending - net	268,919	100,834	-	-	-	-
Foreign tax withheld	(2,458)	(1,148)	-	(148)	(1,626)	-
Total Investment Income	1,711,172	574,619	2,116,802	73,762	276,043	13,847

Operating Expenses:
Investment management fees	803,666	281,326	922,152	39,703	213,549	674,048
12b-1 Fees:
Class A	121,880	49,201	197,990	6,534	41,338	50,782
Class C	120,799	28,337	130,103	5,511	4,117	44,426
Administration fees	52,398	18,853	68,279	4,811	17,911	27,780
Registration fees	45,950	34,061	33,678	20,017	17,344	13,871
Networking fees	52,406	13,714	51,788	1,811	3,058	7,743
Audit fees	12,000	13,000	11,800	14,000	14,000	12,000
Custody fees	6,583	4,876	18,328	5,404	8,592	5,120
Printing expense	19,023	5,074	17,588	949	4,188	7,110
Compliance officer fees	5,782	5,951	5,918	5,918	6,128	5,288
Trustees' fees	4,533	4,533	4,542	4,533	4,542	4,402
Legal fees	10,645	4,817	9,302	4,217	8,959	12,560
Insurance expense	2,994	762	2,359	181	1,088	706
Dividend expense	-	-	-	20,999	105,121	-
Interest expense	-	13,472	-	47,735	50,272	-
Miscellaneous expense	9,428	3,017	2,500	2,500	3,000	3,086
Total Operating Expenses	1,268,087	480,994	1,476,327	184,823	503,207	868,922
Less: Expenses waived/reimbursed
by Manager	(187,134)	(96,238)	(13,983)	(65,251)	(45,965)	-
Net Operating Expenses	1,080,953	384,756	1,462,344	119,572	457,242	868,922

Net Investment Income (Loss)	630,219	189,863	654,458	(45,810)	(181,199)	(855,075)

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	9,505,779	2,817,151	9,423,792	541,227	358,303	-
Securities sold short	-	-	-	(274,763)	(605,844)	-
Distribution of realized gains by
underlying investment companies	11,748	-	-	608	-	-
Options purchased	-	(71,553)	-	-	(233,147)	(6,860,378)
Options written	-	(233,934)	-	-	355,354	8,408,837
Futures	-	-	-	-	-	1,637,269
Foreign currency transactions	-	-	-	-	(9,118)	-
Net realized gain (loss)	9,517,527	2,511,664	9,423,792	267,072	(134,452)	3,185,728

Net change in unrealized appreciation
(depreciation) on:
Investments	8,967,764	2,528,722	10,775,402	521,748	226,118	-
Securities sold short	-	-	-	(742,010)	(550,539)	-
Options purchased	-	(192,699)	-	-	18,357	2,927,321
Options written	-	(51,692)	-	-	27,123	(285,000)
Foreign currency translations	-	-	-	-	(19)	-
Net change in unrealized appreciation	8,967,764	2,284,331	10,775,402	(220,262)	(278,960)	2,642,321
(depreciation)

Net Realized and Unrealized
Gain (Loss) on Investments	18,485,291	4,795,995	20,199,194	46,810	(413,412)	5,828,049

Net Increase(Decrease) in Net Assets
Resulting From Operations	$ 19,115,510	$ 4,985,858	$ 20,853,652	$ 1,000	$ (594,611)	$ 4,972,974

(a) Formerly the Catalyst Strategic Insider Fund.
(b) The Catalyst Hedged Futures Strategy Fund commenced operations on August 30, 2013.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year or Period Ended June 30, 2014

	Catalyst	Catalyst/Equity	Catalyst/Groesbeck	Catalyst/Lyons	Catalyst/Lyons	Catalyst Macro
	Dynamic Alpha	Compass Buyback	Growth of	Hedged Premium	Tactical Allocation	Strategy
	Fund (a)	Strategy Fund (b)	Income Fund	Return Fund (b)	Fund	Fund (c)

Investment Income:
Dividend Income	$ 375,197	$ 80,700	$ 417,057	$ 15,620	$ 1,656,131	$ 240,901
Interest Income	27	255	533	-	1,445	270
Securities Lending - net	-	1,985	-	-	-	-
Foreign tax withheld	-	(250)	-	-	-	-
Total Investment Income	375,224	82,690	417,590	15,620	1,657,576	241,171

Operating Expenses:
Investment management fees	276,031	79,979	181,780	15,460	731,945	154,490
12b-1 Fees:
Class A	67,860	5,247	36,466	3,074	108,523	3,536
Class C	4,522	17,919	6,098	40	151,385	74,790
Administration fees	23,438	6,362	16,208	2,033	45,472	8,486
Registration fees	12,582	11,232	21,091	4,139	30,806	1,829
Networking fees	1,149	198	2,101	198	24,910	1,500
Audit fees	13,500	12,000	12,000	12,000	12,128	13,000
Custody fees	4,651	2,637	3,148	2,791	7,953	1,647
Printing expense	4,751	2,452	4,274	1,702	11,884	2,007
Compliance officer fees	7,348	4,177	7,203	4,146	7,164	3,148
Trustees' fees	4,859	3,436	4,533	3,436	4,542	2,514
Legal fees	7,783	9,540	5,907	5,323	8,320	7,893
Insurance expense	1,450	201	955	30	1,871	-
Miscellaneous expense	3,000	4,424	2,500	2,924	3,000	4,924
Total Operating Expenses	432,924	159,804	304,264	57,296	1,149,903	279,764
Less: Expenses waived/reimbursed
by Manager	(56,685)	(38,309)	(25,265)	(38,845)	(154,771)	(28,118)
Net Operating Expenses	376,239	121,495	278,999	18,451	995,132	251,646

Net Investment Income (Loss)	(1,015)	(38,805)	138,591	(2,831)	662,444	(10,475)

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	5,390,468	646,168	1,052,757	55,304	6,071,842	386,907
Options purchased	-	-	-	(37,822)	-	1,081
Options written	-	-	-	-	-	6,564
Net realized gain	5,390,468	646,168	1,052,757	17,482	6,071,842	394,552

Net change in unrealized appreciation
(depreciation) on:
Investments	2,823,450	70,030	1,558,201	225,907	3,225,944	573,328
Options purchased	-	-	-	(673)	-	(24,386)
Options written	-	-	-	-	-	(3,816)

Net change in unrealized appreciation	2,823,450	70,030	1,558,201	225,234	3,225,944	545,126

Net Realized and Unrealized
Gain on Investments	8,213,918	716,198	2,610,958	242,716	9,297,786	939,678

Net Increase in Net Assets
Resulting From Operations	$ 8,212,903	$ 677,393	$ 2,749,549	$ 239,885	$ 9,960,230	$ 929,203

(a) Formerly the Catalyst/CP Core Equity Fund.
(b) The Catalyst/EquityCompass Buyback Strategy Fund and the Catalyst/Lyons Hedged Premium Return Fund commenced operations on December 31, 2013.
(c) The Catalyst Macro Strategy Fund commenced operations on March 11, 2014.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year Ended June 30, 2014

	Catalyst/MAP	Catalyst/MAP	Catalyst/Princeton		Catalyst/SMH
	Global Capital	Global Total Return	Floating Rate	Catalyst/SMH	Total Return
	Appreciation Fund	Income Fund	Income Fund	High Income Fund	Income Fund

Investment Income:
Dividend Income	$ 564,839	$ 342,560	$ 79,959	$ -	$ 1,727,205
Interest Income	1,122	151,278	1,950,886	6,434,065	2,012,665
Foreign tax withheld	(54,487)	(28,213)	-	(1,174)	-
Total Investment Income	511,474	465,625	2,030,845	6,432,891	3,739,870

Operating Expenses:
Investment management fees	187,083	159,460	359,790	797,061	469,054
12b-1 fees:
Class A	35,073	31,827	35,200	133,698	58,515
Class C	46,715	32,080	53,058	253,976	227,644
Administration fees	19,646	20,700	53,771	69,191	41,505
Registration fees	21,387	19,391	25,423	36,482	35,046
Networking fees	11,124	8,120	16,321	31,810	21,972
Audit fees	14,000	14,299	16,135	14,000	14,000
Custody fees	8,199	6,758	12,028	10,410	6,900
Printing expense	4,751	4,501	6,279	20,828	12,218
Compliance officer fees	6,547	6,547	7,243	6,510	6,510
Trustees' fees	4,533	4,533	4,712	4,533	4,533
Legal fees	4,768	4,593	5,435	12,146	8,549
Insurance expense	836	760	1,336	5,609	2,746
Miscellaneous expense	2,500	3,000	3,017	8,937	5,719
Total Operating Expenses	367,162	316,569	599,748	1,405,191	914,911
Less: Expenses waived
by Manager	(41,616)	(45,170)	(102,668)	(62,056)	(18,847)
Net Operating Expenses	325,546	271,399	497,080	1,343,135	896,064

Net Investment Income	185,928	194,226	1,533,765	5,089,756	2,843,806

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	1,208,386	542,503	92,350	(12,891,830)	(7,706,525)
Distribution of realized gains by
underlying investment companies	-	-	704	-	35,136
Options written	64,740	34,111	-	-	129,620
Foreign currency transactions	(3,359)	(1,079)	-	-	-
Net realized gain (loss)	1,269,767	575,535	93,054	(12,891,830)	(7,541,769)

Net change in unrealized appreciation
(depreciation) on:
Investments	2,550,507	1,408,936	905,190	9,570,122	8,086,419
Options written	37,852	45,908	-	-	(29,219)
Foreign currency translations	371	309	-	-	-

Net change in unrealized appreciation	2,588,730	1,455,153	905,190	9,570,122	8,057,200

Net Realized and Unrealized
Gain (Loss) on Investments	3,858,497	2,030,688	998,244	(3,321,708)	515,431

Net Increase in Net Assets
Resulting From Operations	$ 4,044,425	$ 2,224,914	$ 2,532,009	$ 1,768,048	$ 3,359,237

CATALYST FUNDS
Statements of Changes in Net Assets

					Catalyst Insider
	Catalyst Small-Cap Insider Buying Fund		Catalyst Hedged Insider Buying Fund (a)		Buying Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Operations:
Net investment income	$ 630,219	$ 667,159	$ 189,863	$ 49,179	$ 654,458	$ 19,266
Net realized gain (loss) on investments	9,517,527	(3,956,533)	2,511,664	780,688	9,423,792	129,337
Net change in unrealized appreciation/
(depreciation) on investments	8,967,764	12,676,394	2,284,331	(117,394)	10,775,402	(23,443)
Net increase in net assets
resulting from operations	19,115,510	9,387,020	4,985,858	712,473	20,853,652	125,160

Distributions to Shareholders from:
Net investment income
Class A	(363,981)	(1,348,090)	(20,046)	(6,060)	(80,114)	(6,089)
Class C	(26,411)	(281,399)	-	-	-	(58)
Class I	(28,920)	(56,262)	-	-	-	-
Net realized gains
Class A	-	-	(263,550)	-	(652,811)	(36,557)
Class C	-	-	(32,843)	-	(102,917)	(522)
Class I	-	-	-	-	-	-

Total distributions to shareholders	(419,312)	(1,685,751)	(316,439)	(6,060)	(835,842)	(43,226)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	42,600,409	4,550,127	26,622,804	8,045,609	203,675,925	4,034,334
Class C	8,522,516	470,494	3,723,087	1,027,431	35,080,670	356,951
Class I	6,196,140	896,139	149,708	-	215,100	-
Reinvestment of distributions
Class A	319,920	1,149,077	247,396	5,029	669,102	30,820
Class C	23,809	257,687	32,078	-	97,472	-
Class I	21,466	46,947	-	-	-	-
Cost of shares redeemed
Class A	(14,316,014)	(28,298,937)	(10,566,593)	(1,754,814)	(14,031,679)	(94,509)
Class C	(2,466,184)	(4,817,516)	(560,481)	(263,480)	(2,149,316)	(6,448)
Class I	(1,448,312)	(547,743)	-	-	-	-
Net increase (decrease) in net assets from
share transactions of beneficial interest	39,453,750	(26,293,725)	19,647,999	7,059,775	223,557,274	4,321,148

Total Increase (Decrease) in Net Assets	58,149,948	(18,592,456)	24,317,418	7,766,188	243,575,084	4,403,082

Net Assets:
Beginning of year	38,435,939	57,028,395	11,417,310	3,651,122	4,831,197	428,115
End of year*	$ 96,585,887	$ 38,435,939	$ 35,734,728	$ 11,417,310	$ 248,406,281	$ 4,831,197
* Includes undistributed net investment
income at end of year of:	$ 245,920	$ 411,715	$ 78,453	$ 46,850	$ 40,365	$ 12,116

Share Activity:
Class A
Shares Sold	2,597,762	370,803	2,036,098	681,516	13,939,493	318,023
Shares Reinvested	19,970	103,614	19,588	435	47,691	2,935
Shares Redeemed	(876,110)	(2,413,778)	(811,182)	(157,912)	(966,917)	(7,759)
Net increase (decrease) in shares of
Beneficial interest	1,741,622	(1,939,361)	1,244,504	524,039	13,020,267	313,199

Class C
Shares Sold	531,995	39,219	292,568	86,883	2,360,816	27,479
Shares Reinvested	1,530	23,882	2,566	-	6,835	-
Shares Redeemed	(156,290)	(428,094)	(43,831)	(22,343)	(143,504)	(508)
Net increase (decrease) in shares of
Beneficial interest	377,235	(364,993)	251,303	64,540	2,224,147	26,971

Class I
Shares Sold	360,719	66,939	10,595		13,610
Shares Reinvested	1,330	4,203	-		-
Shares Redeemed	(88,328)	(46,748)	-		-
Net increase in shares of
Beneficial interest	273,721	24,394	10,595		13,610

(a)	Formerly the Catalyst Strategic Insider Fund.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)
					Catalyst Hedged
	Catalyst Insider		Catalyst Event		Futures Strategy
	Long/Short Fund		Arbitrage Fund (a)		Fund (b)

				For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended	Period Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013	June 30, 2014
Operations:
Net investment loss	$ (45,810)	$ (12,299)	$ (181,199)	$ (68,110)	$ (855,075)
Net realized gain (loss) on investments	267,072	100,023	(134,452)	410,632	3,185,728
Net change in unrealized appreciation
(depreciation) on investments	(220,262)	(84,348)	(278,960)	(824,719)	2,642,321
Net increase (decrease) in net assets
resulting from operations	1,000	3,376	(594,611)	(482,197)	4,972,974

Distributions to Shareholders:
Net investment income
Class A	-	-	-	(15,746)	-
Class C	-	-	-	-	-
Class I	-	-	-	-	-
Net realized gains
Class A	(72,809)	-	(832,562)	(242,810)	-
Class C	(11,262)	-	(21,604)	(92)	-
Class I	-	-	(4,797)	-	-

Total distributions to shareholders	(84,071)	-	(858,963)	(258,648)	-

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	10,660,745	2,198,247	3,839,143	20,900,767	88,895,185
Class C	2,374,624	646,903	487,950	191,985	18,526,275
Class I	203,919	-	251,625	48,820	64,325,020
Reinvestment of distributions
Class A	66,750	-	825,957	258,408	-
Class C	9,822	-	21,263	92	-
Class I	-	-	-	-	-
Cost of shares redeemed
Class A	(2,222,157)	(1,134,151)	(2,068,147)	(5,300,543)	(9,011,145)
Class C	(652,598)	(39,531)	(98,505)	-	(5,605,406)
Class I	-	-	(5)	-	(3,648,423)
Net increase in net assets from
share transactions of beneficial interest	10,441,105	1,671,468	3,259,281	16,099,529	153,481,506

Total Increase in Net Assets	10,358,034	1,674,844	1,805,707	15,358,684	158,454,480

Net Assets:
Beginning of year/period	2,723,004	1,048,160	15,358,684	-	-
End of year/period*	$ 13,081,038	$ 2,723,004	$ 17,164,391	$ 15,358,684	$ 158,454,480
* Includes undistributed net investment
income (loss) at end of year/period of:	$ 7,558	$ 7,186	$ (89,256)	$ (38,222)	$ -

Share Activity:
Class A
Shares Sold	905,511	213,144	387,542	1,980,989	8,524,330
Shares Reinvested	6,997	-	87,403	25,867	-
Shares Redeemed	(208,636)	(110,770)	(215,454)	(525,649)	(865,510)
Net increase in shares of
Beneficial interest	703,872	102,374	259,491	1,481,207	7,658,820

Class C
Shares Sold	205,854	62,080	50,714	19,139	1,797,067
Shares Reinvested	1,039	-	2,274	10	-
Shares Redeemed	(63,144)	(3,876)	(10,591)	-	(534,831)
Net increase in shares of
Beneficial interest	143,749	58,204	42,397	19,149	1,262,236

Class I
Shares Sold	17,179		26,410	4,916	6,142,309
Shares Reinvested	-		-	-	-
Shares Redeemed	-		(1)	-	(348,617)
Net increase in shares of
Beneficial interest	17,179		26,409	4,916	5,793,692

(a)	The Catalyst Event Arbitrage Fund commenced operations on July 2, 2012.
(b)	The Catalyst Hedged Futures Strategy Fund commenced operations on August 30, 2013.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)
			Catalyst/Equity
			Compass Buyback	Catalyst/Groesbeck
	Catalyst Dynamic Alpha Fund (a)		Strategy Fund (b)	Growth of Income Fund

			For the
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2014	June 30, 2013
Operations:
Net investment income (loss)	$ (1,015)	$ 15,164	$ (38,805)	$ 138,591	$ 154,053
Net realized gain on investments	5,390,468	1,092,491	646,168	1,052,757	394,314
Net change in unrealized appreciation
on investments	2,823,450	2,233,706	70,030	1,558,201	2,147,035
Net increase in net assets
resulting from operations	8,212,903	3,341,361	677,393	2,749,549	2,695,402

Distributions to Shareholders from:
Net investment income
Class A	-	(36,880)	-	(109,350)	(126,709)
Class C	-	(110)	-	(116)	(1,802)
Class I	-	-	-	(29,578)	(30,973)
Net realized gains
Class A	(2,214,618)	-	-	(721,587)	(35,160)
Class C	(41,853)	-	-	(33,061)	(1,354)
Class I	-	-	-	(141,806)	(7,242)

Total distributions to shareholders	(2,256,471)	(36,990)	-	(1,035,498)	(203,240)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	2,518,294	2,550,501	6,309,239	2,792,307	10,520,360
Class C	239,776	201,150	5,453,663	65,374	133,762
Class I	117,108	-	10,951,850	297,000	692,000
Reinvestment of distributions
Class A	2,204,727	36,880	-	784,551	149,976
Class C	41,853	94	-	28,389	3,001
Class I	-	-	-	165,458	37,277
Cost of shares redeemed
Class A	(2,928,361)	(3,062,815)	(49,747)	(1,877,516)	(10,225,759)
Class C	(10,670)	-	(35,855)	(163,921)	(142,367)
Class I	-	-	(232,909)	(533,059)	(459,952)
Net increase (decrease) in net assets from
share transactions of beneficial interest	2,182,727	(274,190)	22,396,241	1,558,583	708,298

Total Increase in Net Assets	8,139,159	3,030,181	23,073,634	3,272,634	3,200,460

Net Assets:
Beginning of year/period	23,586,926	20,556,745	-	16,507,514	13,307,054
End of year/period*	$ 31,726,085	$ 23,586,926	$ 23,073,634	$ 19,780,148	$ 16,507,514
* Includes undistributed net investment
income at end of year/period of:	$ -	$ 15,164	$ -	$ -	$ -

Share Activity:
Class A
Shares Sold	178,855	215,596	639,020	192,965	860,338
Shares Reinvested	159,416	3,232	-	54,825	12,016
Shares Redeemed	(210,532)	(259,565)	(4,917)	(129,742)	(822,827)
Net increase (decrease) in shares of
Beneficial interest	127,739	(40,737)	634,103	118,048	49,527

Class C
Shares Sold	17,005	18,313	551,554	4,615	10,666
Shares Reinvested	3,071	8	-	2,017	249
Shares Redeemed	(731)	-	(3,594)	(11,519)	(11,344)
Net increase (decrease) in shares of
Beneficial interest	19,345	18,321	547,960	(4,887)	(429)

Class I
Shares Sold	7,654		1,104,118	20,893	53,794
Shares Reinvested	-		-	11,555	2,965
Shares Redeemed	-		(23,548)	(36,302)	(35,459)
Net increase (decrease) in shares of
Beneficial interest	7,654		1,080,570	(3,854)	21,300

(a)	Formerly the Catalyst/CP Core Equity Fund.
(b)	The Catalyst/EquityCompass Buyback Strategy Fund commenced operations on December 31, 2013.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)
	Catalyst/Lyons	Catalyst/Lyons		Catalyst Macro
	Hedged Premium	Tactical		Strategy
	Return Fund (a)	Allocation Fund (b)		Fund (c)

	For the		For the	For the
	Period Ended	Year Ended	Period Ended	Period Ended
	June 30, 2014	June 30, 2014	June 30, 2013	June 30, 2014
Operations:
Net investment income (loss)	$ (2,831)	$ 662,444	$ 133,603	$ (10,475)
Net realized gain on investments	17,482	6,071,842	771,959	394,552
Net change in unrealized appreciation
on investments	225,234	3,225,944	1,024,865	545,126
Net increase in net assets
resulting from operations	239,885	9,960,230	1,930,427	929,203

Distributions to Shareholders:
Net investment income
Class A	-	(240,918)	(47,291)	-
Class C	-	(87,862)	(1,025)	-
Class I	-	-	-	-
Net realized gains
Class A	-	(1,298,144)	(62,465)	-
Class C	-	(620,755)	(1,543)	-
Class I	-	-	-	-

Total distributions to shareholders	-	(2,247,679)	(112,324)	-

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	5,700,970	75,838,987	13,873,299	5,687,691
Class C	8,500	30,929,227	2,369,131	31,688,599
Class I	53,350	136,041	-	5,314,007
Reinvestment of distributions
Class A	-	1,469,978	108,981	-
Class C	-	652,192	2,603	-
Class I	-	-	-	-
Cost of shares redeemed
Class A	(61,230)	(21,201,590)	(1,416,920)	(263,940)
Class C	-	(11,583,300)	(22)	(302,040)
Class I	-	-	-	(111,500)
Net increase in net assets from
share transactions of beneficial interest	5,701,590	76,241,535	14,937,072	42,012,817

Total Increase in Net Assets	5,941,475	83,954,086	16,755,175	42,942,020

Net Assets:
Beginning of year/period	-	16,755,175	-	-
End of year/period*	$ 5,941,475	$ 100,709,261	$ 16,755,175	$ 42,942,020
* Includes undistributed net investment
income at end of year/period of:	$ -	$ 418,951	$ 85,287	$ 25,013

Share Activity:
Class A
Shares Sold	558,501	5,544,513	1,291,919	567,960
Shares Reinvested	-	107,770	10,233	-
Shares Redeemed	(5,767)	(1,559,531)	(125,215)	(25,936)
Net increase in shares of
Beneficial interest	552,734	4,092,752	1,176,937	542,024

Class C
Shares Sold	860	2,291,346	206,921	3,160,208
Shares Reinvested	-	48,204	245	-
Shares Redeemed	-	(860,458)	(2)	(29,742)
Net increase in shares of
Beneficial interest	860	1,479,092	207,164	3,130,466

Class I
Shares Sold	5,000	9,337		530,806
Shares Redeemed	-	-		(10,947)
Net increase in shares of
Beneficial interest	5,000	9,337		519,859

(a)	The Catalyst/Lyons Hedged Premium Return Fund commenced operations on December 31, 2013.
(b)	The Catalyst/Lyons Tactical Allocation Fund commenced operations on July 2, 2012.
(c)	The Catalyst Macro Strategy Fund commenced operations on March 11, 2014.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)
	Catalyst/MAP		Catalyst/MAP Global		Catalyst/Princeton
	Global Capital Appreciation		Global Total Return Income		Floating Rate
	Fund		Fund		Income Fund (a)

						For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Operations:
Net investment income	$ 185,928	$ 193,095	$ 194,226	$ 189,327	$ 1,533,765	$ 82,496
Net realized gain on investments	1,269,767	418,030	575,535	406,281	93,054	8,314
Net change in unrealized appreciation
(depreciation) on investments	2,588,730	183,208	1,455,153	256,747	905,190	(17,664)
Net increase in net assets
resulting from operations	4,044,425	794,333	2,224,914	852,355	2,532,009	73,146

Distributions to Shareholders:
Net investment income
Class A	(137,001)	(175,457)	(238,783)	(226,725)	(613,188)	(1,746)
Class C	(23,036)	(38,518)	(44,158)	(42,470)	(184,932)	(399)
Class I	-	-	(1,012)	-	(724,925)	(79,495)
Net realized gains
Class A	(225,563)	(36,986)	(267,920)	(35,596)	(2,736)	-
Class C	(77,055)	(9,785)	(63,853)	(8,979)	(1,214)	-
Class I	-	-	-	-	(4,468)	-

Total distributions to shareholders	(462,655)	(260,746)	(615,726)	(313,770)	(1,531,463)	(81,640)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	7,820,351	5,774,458	5,661,602	5,055,422	37,405,673	238,840
Class C	2,469,918	1,988,900	2,142,653	1,109,060	14,782,458	55,993
Class I	134,800	-	121,300	-	34,112,102	6,712,371
Reinvestment of distributions
Class A	308,650	160,808	386,025	172,229	521,162	1,694
Class C	89,419	37,286	93,576	46,960	101,803	399
Class I	-	-	-	-	527,577	61,997
Cost of shares redeemed
Class A	(1,656,025)	(1,116,797)	(2,806,959)	(938,504)	(6,885,237)	(13,206)
Class C	(404,485)	(91,109)	(314,576)	(693,673)	(6,176,205)	(10,000)
Class I	-	-	-	-	(11,038,424)	(78,526)
Net increase in net assets from
share transactions of beneficial interest	8,762,628	6,753,546	5,283,621	4,751,494	63,350,909	6,969,562

Total Increase in Net Assets	12,344,398	7,287,133	6,892,809	5,290,079	64,351,455	6,961,068

Net Assets:
Beginning of year/period	12,780,823	5,493,690	12,001,371	6,711,292	6,961,068	-
End of year/period*	$ 25,125,221	$ 12,780,823	$ 18,894,180	$ 12,001,371	$ 71,312,523	$ 6,961,068
* Includes undistributed net investment
income at end of year of:	$ 117,787	$ 95,452	$ -	$ -	$ 11,576	$ 856

Share Activity:
Class A
Shares Sold	618,791	522,644	488,462	470,769	3,555,326	23,271
Shares Reinvested	25,508	14,794	33,245	16,002	49,395	165
Shares Redeemed	(131,955)	(101,104)	(235,876)	(87,538)	(652,058)	(1,312)
Net increase in shares of
Beneficial interest	512,344	436,334	285,831	399,233	2,952,663	22,124

Class C
Shares Sold	199,538	180,521	183,578	101,541	1,408,135	5,496
Shares Reinvested	7,452	3,449	8,090	4,387	9,655	39
Shares Redeemed	(32,612)	(8,201)	(27,430)	(63,868)	(585,372)	(1,000)
Net increase in shares of
Beneficial interest	174,378	175,769	164,238	42,060	832,418	4,535

Class I
Shares Sold	10,000		10,000		3,237,402	658,021
Shares Reinvested	-		-		50,124	6,044
Shares Redeemed	-		-		(1,044,578)	(7,710)
Net increase in shares of
Beneficial interest	10,000		10,000		2,242,948	656,355

(a)	The Catalyst/Princeton Floating Rate Income Fund commenced operations on December 31, 2012.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

			Catalyst/SMH Total
	Catalyst/SMH High Income Fund		Return Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Operations:
Net investment income	$ 5,089,756	$ 7,273,327	$ 2,843,806	$ 2,561,150
Net realized gain (loss) on investments	(12,891,830)	6,038,276	(7,541,769)	3,098,944
Net change in unrealized appreciation/
(depreciation) on investments	9,570,122	(8,268,215)	8,057,200	698,783
Net increase in net assets
resulting from operations	1,768,048	5,043,388	3,359,237	6,358,877

Distributions to Shareholders from:
Net investment income
Class A	(3,770,393)	(5,382,260)	(1,157,622)	(1,431,640)
Class C	(1,605,010)	(1,724,597)	(980,235)	(1,085,882)
Class I	(64,548)	-	(37,229)	-
Net realized gains
Class A	(2,348,333)	(2,057,459)	-	-
Class C	(1,065,204)	(710,270)	-	-
Class I	(31,646)	-	-	-
Distributions from Paid in Capital
Class A	-	-	(234,905)	-
Class C	-	-	(206,723)	-
Class I	-	-	(15,533)	-

Total distributions to shareholders	(8,885,134)	(9,874,586)	(2,632,247)	(2,517,522)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	3,446,083	17,670,490	5,899,682	5,882,655
Class C	1,072,788	5,795,256	3,844,801	2,023,826
Class I	1,594,541	-	1,612,706	-
Reinvestment of distributions
Class A	4,216,796	5,307,321	797,756	933,172
Class C	1,709,443	1,503,002	836,789	767,454
Class I	37,837	-	7,947	-
Cost of shares redeemed
Class A	(33,185,548)	(52,858,606)	(7,761,333)	(19,405,637)
Class C	(7,758,343)	(9,596,685)	(4,594,115)	(9,094,052)
Class I	(104,584)	-	(15,165)	-
Net increase (decrease) in net assets from
share transactions of beneficial interest	(28,970,987)	(32,179,222)	629,068	(18,892,582)

Total Increase (Decrease) in Net Assets	(36,088,073)	(37,010,420)	1,356,058	(15,051,227)

Net Assets:
Beginning of year	96,413,866	133,424,286	45,485,149	60,536,376
End of year*	$ 60,325,793	$ 96,413,866	$ 46,841,207	$ 45,485,149
* Includes undistributed net investment
income at end of year of:	$ 40,539	$ 193,502	$ 780,688	$ 69,727

Share Activity:
Class A
Shares Sold	574,211	2,745,505	949,873	1,000,270
Shares Reinvested	716,871	835,559	129,136	161,734
Shares Redeemed	(5,613,896)	(8,270,963)	(1,255,588)	(3,369,897)
Net decrease in shares of
Beneficial interest	(4,322,814)	(4,689,899)	(176,579)	(2,207,893)

Class C
Shares Sold	182,438	902,546	619,803	346,024
Shares Reinvested	291,590	236,850	135,475	132,261
Shares Redeemed	(1,299,797)	(1,496,279)	(745,765)	(1,581,413)
Net increase (decrease) in shares of
Beneficial interest	(825,769)	(356,883)	9,513	(1,103,128)

Class I
Shares Sold	266,346		261,937
Shares Reinvested	6,514		1,292
Shares Redeemed	(18,273)		(2,437)
Net increase in shares of
Beneficial interest	254,587		260,792

CATALYST FUNDS
Catalyst Small-Cap Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Year
	Class A
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011	June 30, 2010

Net asset value, beginning of year	$ 13.28		$ 11.05		$ 14.28		$ 11.66	$ 8.95

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.18	(A)	0.19	(A)	0.30	(A)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	4.97		2.54		(3.21)		2.82	2.84	(B)
Total from investment operations	5.15		2.73		(2.91)		2.74	2.73

LESS DISTRIBUTIONS:
From net investment income	(0.12)		(0.50)		-		-	(0.02)
From net realized gains on investments	-		-		(0.32)		(0.12)	-
Total distributions	(0.12)		(0.50)		(0.32)		(0.12)	(0.02)

Net asset value, end of year	$ 18.31		$ 13.28		$ 11.05		$ 14.28	$ 11.66

Total return (C)	38.94%		25.62%		(20.30)%		23.47%	30.47%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 71,084		$ 28,433		$ 45,077		$ 93,869	$ 47,320
Ratios to average net assets
Expenses, before waiver and reimbursement	1.84%		1.86%		1.80%		1.78%	1.94%
Expenses, net waiver and reimbursement	1.55%		1.55%		1.55%		1.55%	1.56%
Net investment income (loss), before waiver and reimbursement	0.82%		1.33%		2.31%		(0.98)%	(1.64)%
Net investment income (loss), net waiver and reimbursement	1.11%		1.64%		2.56%		(0.75)%	(1.26)%
Portfolio turnover rate	231%		117%		61%		123%	158%

	Class C

	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011	June 30, 2010

Net asset value, beginning of year	$ 12.87		$ 10.70		$ 13.95		$ 11.48	$ 8.80

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.05	(A)	0.10	(A)	0.22	(A)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments	4.83		2.47		(3.15)		2.71	2.84	(B)
Total from investment operations	4.88		2.57		(2.93)		2.59	2.70

LESS DISTRIBUTIONS:
From net investment income	(0.04)		(0.40)		-		-	(0.02)
From net realized gains on investments	-		-		(0.32)		(0.12)	-
Total distributions	(0.04)		(0.40)		(0.32)		(0.12)	(0.02)

Net asset value, end of year	$ 17.71		$ 12.87		$ 10.70		$ 13.95	$ 11.48

Total return (C)	37.92%		24.69%		(20.94)%		22.53%	30.66%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 17,503		$ 7,870		$ 10,448		$ 17,595	$ 3,810
Ratios to average net assets
Expenses, before waiver and reimbursement	2.59%		2.61%		2.55%		2.53%	2.69%
Expenses, net waiver and reimbursement	2.30%		2.30%		2.30%		2.30%	2.31%
Net investment income (loss), before waiver and reimbursement	0.05%		0.58%		1.66%		(1.62)%	(2.42)%
Net investment income (loss), net waiver and reimbursement	0.34%		0.89%		1.91%		(1.39)%	(2.04)%
Portfolio turnover rate	231%		117%		61%		123%	158%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)  As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2010, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values of the Fund's portfolio.

(C)  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)  For the year ended June 30, 2010, 0.11% of the Fund's Class A shares and Class C shares total return consists of a voluntary reimbursement by the Manager of a realized investment loss incurred on a trading error.  Excluding this item, total return would have been 30.36% for Class A and 30.54% for Class C.

CATALYST FUNDS
Catalyst Small-Cap Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year
	Class I
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011	June 30, 2010

Net asset value, beginning of year	$ 13.39		$ 11.15		$ 14.37		$ 11.70	$ 8.96

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.23	(A)	0.22	(A)	0.35	(A)	(0.09)	(0.14)
Net realized and unrealized gain (loss) on investments	5.00		2.56		(3.25)		2.88	2.90	(B)
Total from investment operations	5.23		2.78		(2.90)		2.79	2.76

LESS DISTRIBUTIONS:
From net investment income	(0.15)		(0.54)				-	(0.02)
From net realized gains on investments	-		-		(0.32)		(0.12)	-
Total distributions	(0.15)		(0.54)		(0.32)		(0.12)	(0.02)

Net asset value, end of year	$ 18.47		$ 13.39		$ 11.15		$ 14.37	$ 11.70

Total return (C)	39.24%		25.95%		(20.10)%		23.82%	30.80%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 7,999		$ 2,133		$ 1,504		$ 2,357	$ 1,364
Ratios to average net assets
Expenses, before waiver and reimbursement	1.59%		1.61%		1.55%		1.53%	1.69%
Expenses, net waiver and reimbursement	1.30%		1.30%		1.30%		1.30%	1.31%
Net investment income (loss), before waiver and reimbursement	1.07%		1.58%		2.27%		(0.73)%	(1.34)%
Net investment income (loss), net waiver and reimbursement	1.37%		1.89%		2.52%		(0.50)%	(0.96)%
Portfolio turnover rate	231%		117%		61%		123%	158%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)  As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2010, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values of the Fund's portfolio.

(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(D)  For the year ended June 30, 2010, 0.11% of the Fund's class I Shares' total return consists of a voluntary reimbursement by the Manager of a realized investment loss incurred on a trading error.

Excluding this item, total return would have been 30.69%.

CATALYST FUNDS
Catalyst Hedged Insider Buying Fund (formerly Catalyst Strategic Insider Fund)
Financial Highlights

For a Share Outstanding Throughout Each Period
	Class A (A)
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011

Net asset value, beginning of period	$ 11.83		$ 9.68		$ 11.49		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income	0.12	(B)	0.10	(B)	0.06	(B)	0.01
Net realized and unrealized gain (loss) on investments	2.70		2.07		(0.88)		1.50
Total from investment operations	2.82		2.17		(0.82)		1.51

LESS DISTRIBUTIONS:
From net investment income	(0.01)		(0.02)		(0.01)		(0.02)
From net realized gains on investments	(0.16)				(0.98)		-
Total distributions	(0.17)		(0.02)		(0.99)		(0.02)

Net asset value, end of period	$ 14.48		$ 11.83		$ 9.68		$ 11.49

Total return (C)	24.07%		22.41%		(7.32)%		15.07%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 30,693		$ 10,348		$ 3,396		$ 4,821
Ratios to average net assets (including dividend and interest expense)
Expenses, before waiver and reimbursement	2.04%		3.83%		3.59%		4.30%	(E)
Expenses, net waiver and reimbursement	1.61%		2.73%		1.83%		1.56%	(E)
Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	1.98%		2.66%		3.31%		4.29%	(E)
Expenses, net waiver and reimbursement	1.55%		1.55%		1.55%		1.55%	(E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement	0.51%		0.96%		(0.89)%		(2.74)%	(E)
Net investment income(loss), net waiver and reimbursement	0.94%		2.07%		0.87%		(0.00%)	(E,F)
Portfolio turnover rate	255%		277%		196%		46%	(D)

	Class C (A)
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011

Net asset value, beginning of period	$ 11.74		$ 9.62		$ 11.50		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.03	(B)	0.02	(B)	(0.01)	(B)	(0.02)
Net realized and unrealized gain (loss) on investments	2.67		2.10		(0.89)		1.53
Total from investment operations	2.70		2.12		(0.90)		1.51

LESS DISTRIBUTIONS:
From net investment income	-		-		-		(0.01)
From net realized gains on investments	(0.16)		-		(0.98)		-
Total distributions	(0.16)		-		(0.98)		(0.01)

Net asset value, end of period	$ 14.28		$ 11.74		$ 9.62		$ 11.50

Total return (C)	23.20%		22.04%		(8.01)%		15.07%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 4,888		$ 1,069		$ 255		$ 198
Ratios to average net assets (including dividend and interest expense)
Expenses, before waiver and reimbursement	2.79%		4.58%		4.65%		5.05%	(E)
Expenses, net waiver and reimbursement	2.36%		3.48%		2.63%		2.31%	(E)
Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	2.73%		3.41%		4.06%		5.04%	(E)
Expenses, net waiver and reimbursement	2.30%		2.30%		2.30%		2.30%	(E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement	(0.21)%		0.21%		(1.64)%		(3.49)%	(E)
Net investment income (loss), net waiver and reimbursement	0.22%		1.32%		0.12%		(0.75)%	(E)
Portfolio turnover rate	255%		277%		196%		46%	(D)

(A) The Catalyst Hedged Insider Buying Fund Class A and C shares commenced operations on October 28, 2010.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)   Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D) Not Annualized.
(E) Annualized.
(F) Ratio of net investment loss is less than (0.01)%.

CATALYST FUNDS
Catalyst Hedged Insider Buying Fund (formerly Catalyst Strategic Insider Fund)(Continued)
Financial Highlights

For a Share Outstanding Throughout the Period
Class I (A)
For the
Period Ended
June 30, 2014

Net asset value, beginning of period	$ 14.13

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (B)	0.01
Net realized and unrealized gain on investments	0.35
Total from investment operations	0.36

Net asset value, end of period	$ 14.49

Total return (C,D)	2.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 154
Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement (E)	2.10%
Expenses, net waiver and reimbursement (E)	1.30%
Ratios of net Investment income (including dividend and interest expense)
Net investment income, before waiver and reimbursement (E)	0.18%
Net investment income, net waiver and reimbursement (E)	0.98%
Portfolio turnover rate (D)	255%

(A) The Catalyst Hedged Insider Buying Fund Class I shares commenced operations on June 6, 2014.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D) Not Annualized.
(E) Annualized.

CATALYST FUNDS
Catalyst Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
	Class A (A)						Class C (A)
	For the		For the		For the		For the	For the	For the
	Year Ended		Year Ended		Period Ended		Year Ended	Year Ended	Period Ended
	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$ 12.65		$ 10.42		$ 10.00		$ 12.90	$ 10.63	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (B)	0.12		0.27		0.06		0.01	0.22	(0.06)
Net realized and unrealized gain on investments	3.26		2.96		0.43		3.29	3.01	0.72
Total from investment operations	3.38		3.23		0.49		3.30	3.23	0.66

LESS DISTRIBUTIONS:
From net investment income	(0.02)		(0.14)		(0.07)		-	(0.10)	(0.03)
From net realized gains on investments	(0.15)		(0.86)		-		(0.15)	(0.86)	-
Total distributions	(0.17)		(1.00)		(0.07)		(0.15)	(0.96)	(0.03)

Net asset value, end of period	$ 15.86		$ 12.65		$ 10.42		$ 16.05	$ 12.90	$ 10.63

Total return (C)	26.90%		32.99%	(F)	4.91%	(D)	25.74%	32.14%	6.67%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 212,047		$ 4,475		$ 422		$ 36,144	$ 356	$ 6
Ratios to average net assets
Expenses, before waiver and reimbursement	1.49%		5.72%		16.13%	(E)	2.24%	6.47%	16.88%	(E)
Expenses, net waiver and reimbursement	1.47%		1.00%		1.20%	(E)	2.22%	1.75%	1.95%	(E)
Net investment income (loss), before waiver and reimbursement	0.79%		(2.45)%		(14.27)%	(E)	0.05%	(3.20)%	(15.02)%	(E)
Net investment income (loss), net waiver and reimbursement	0.81%		2.27%		0.66%	(E)	0.07%	1.52%	(0.09)%	(E)
Portfolio turnover rate	185%		168%		73%	(D)	185%	168%	73%	(D)

	Class I (A)
	For the
	Period Ended
	June 30, 2014

Net asset value, beginning of period	$ 15.78

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (B)	-	(G)
Net realized and unrealized gain on investments	0.08
Total from investment operations	0.08

Net asset value, end of period	$ 15.86

Total return (C,D)	0.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 216
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	1.48%
Expenses, net waiver and reimbursement (E)	1.25%
Net investment income, before waiver and reimbursement (E)	0.09%
Net investment income, net waiver and reimbursement (E)	0.32%
Portfolio turnover rate (D)	185%

(A) The Catalyst Insider Buying Fund Class A and Class C shares commenced operations on July 29, 2011, Class I shares commenced operations on June 6, 2014.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)   Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D) Not annualized.
(E) Annualized.

(F)  Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G) Represents an amount less than $0.01 per share.

CATALYST FUNDS
Catalyst Insider Long/Short Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
	Class A (A)					Class C (A)
	For the		For the	For the		For the	For the	For the
	Year Ended		Year Ended	Period Ended		Year Ended	Year Ended	Period Ended
	June 30, 2014		June 30, 2013	June 30, 2012		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$ 10.34		$ 10.15	$ 10.00		$ 10.25	$ 10.13	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment loss (B)	(0.14)		(0.04)	(0.03)		(0.22)	(0.09)	(0.04)
Net realized and unrealized gain on investments	1.81		0.23	0.18		1.83	0.21	0.17
Total from investment operations	1.67		0.19	0.15		1.61	0.12	0.13

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.39)		-	-		(0.39)	-	-
Total distributions	(0.39)		-	-		(0.39)		-

Net asset value, end of period	$ 11.62		$ 10.34	$ 10.15		$ 11.47	$ 10.25	$ 10.13

Total return (C)	16.99%		1.87%	1.50%	(D)	16.53%	1.18%	1.30%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 10,541		$ 2,105	$ 1,026		$ 2,341	$ 618	$ 22
Ratios to average net assets (including dividend and interest expense)
Expenses, before wavier and reimbursement	5.63%		4.48%	21.96%	(E)	6.38%	5.23%	22.71%	(E)
Expenses, net waiver and reimbursement	3.60%		2.21%	2.97%	(E)	4.35%	2.96%	3.72%	(E)
Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	3.48%		3.52%	20.24%	(E)	4.23%	4.27%	20.99%	(E)
Expenses, net waiver and reimbursement	1.45%		1.25%	1.25%	(E)	2.20%	2.00%	2.00%	(E)
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement	(3.32)%		(2.70)%	(19.00)%	(E)	(4.11)%	(3.45)%	(19.75)%	(E)
Net investment loss, net waiver and reimbursement	(1.29)%		(0.43)%	(0.01)%	(E)	(2.08)%	(1.18)%	(0.76)%	(E)
Portfolio turnover rate	207%		253%	0%	(D)	207%	253%	0%	(D)

	Class I (A)
	For the
	Period Ended
	June 30, 2014

Net asset value, beginning of period	$ 11.87

LOSS FROM INVESTMENT
OPERATIONS:
Net investment loss(B)	(0.01)
Net realized and unrealized (loss) on investments	(0.24)	(F)
Total from investment operations	(0.25)

Net asset value, end of period	$ 11.62

Total return (C,D)	(2.11)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 200
Ratios to average net assets (including dividend and interest expense)
Expenses, before wavier and reimbursement (E)	3.89%
Expenses, net waiver and reimbursement (E)	3.25%
Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement (E)	1.89%
Expenses, net waiver and reimbursement (E)	1.25%
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (E)	(1.44)%
Net investment loss, net waiver and reimbursement (E)	(0.80)%
Portfolio turnover rate (D)	207%

(A) The Catalyst Insider Long/Short Fund Class A and Class C shares commenced operations on April 30, 2012, Class I commenced operations on June 6, 2014.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)   Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D) Not annualized.
(E) Annualized.

(F)  As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ending June 30, 2014, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values of the Fund's portfolio.

CATALYST FUNDS
Catalyst Event Arbitrage Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
	Class A (A)			Class C (A)			Class I (A)
	For the	For the		For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	June 30, 2014	June 30, 2013		June 30, 2014	June 30, 2013		June 30, 2014	June 30, 2013

Net asset value, beginning of period	$ 10.20	$ 10.00		$ 10.14	$ 10.00		$ 10.22	$ 9.93

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income(loss) (B)	(0.10)	(0.04)		(0.17)	(0.11)		(0.09)	0.01
Net realized and unrealized gain (loss) on investments	(0.24)	0.39	(F)	(0.25)	0.39	(F)	(0.24)	0.28	(F)
Total from investment operations	(0.34)	0.35		(0.42)	0.28		(0.33)	0.29

LESS DISTRIBUTIONS:
From net investment income	-	(0.01)		-	-		-	-
From net realized gains on investments	(0.49)	(0.14)		(0.49)	(0.14)		(0.49)	-
Total distributions	(0.49)	(0.15)		(0.49)	(0.14)		(0.49)	-

Net asset value, end of period	$ 9.37	$ 10.20		$ 9.23	$ 10.14		$ 9.40	$ 10.22

Total return (C)	(3.41)%	3.47%	(D)	(4.24)%	2.68%	(D)	(3.30)%	2.82%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 16,302	$ 15,114		$ 568	$ 194		$ 294	$ 50
Ratios to average net assets (including dividend and interest expense)
Expenses, before wavier and reimbursement	2.92%	2.80%	(E)	3.67%	3.55%	(E)	2.67%	2.55%	(E)
Expenses, net waiver and reimbursement	2.65%	2.60%	(E)	3.40%	3.35%	(E)	2.40%	2.35%	(E)
Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	2.02%	1.95%	(E)	2.77%	2.70%	(E)	1.77%	1.70%	(E)
Expenses, net waiver and reimbursement	1.75%	1.75%	(E)	2.50%	2.50%	(E)	1.50%	1.50%	(E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement	(1.31)%	0.24%	(E)	(2.10)%	(0.51)%	(E)	(1.18)%	0.49%	(E)
Net investment income (loss), net waiver and reimbursement	(1.04)%	0.44%	(E)	(1.83)%	(0.31)%	(E)	(0.91)%	0.69%	(E)
Portfolio turnover rate	692%	568%	(D)	692%	568%	(D)	692%	568%	(D)

(A) The Catalyst Event Arbitrage Fund Class A and Class C shares commenced operations on July 2, 2012, Class I shares commenced operations on March 12, 2013.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)   Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D) Not annualized.
(E) Annualized.

(F)  As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ending June 30, 2014, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values of the Fund's portfolio.

CATALYST FUNDS
Catalyst Hedged Futures Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
	Class A (A)	Class C (A)		Class I(A)
	For the	For the		For the
	Period Ended	Period Ended		Period Ended
	June 30, 2014	June 30, 2014		June 30, 2014

Net asset value, beginning of period	$ 10.00	$ 10.00		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment loss (B)	(0.19)	(0.26)		(0.17)
Net realized and unrealized gain on investments	0.96	0.96		0.95
Total from investment operations	0.77	0.70		0.78

Net asset value, end of period	$ 10.77	$ 10.70		$ 10.78

Total return (C,D)	7.70%	7.00%	(E)	7.80%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 82,458	$ 13,512		$ 62,485
Ratios to average net assets
Ratio of expenses to average net assets (F)	2.29%	3.04%		2.04%
Ratio of net investment loss to average net assets (F)	(2.25)%	(2.98)%		(1.96)%
Portfolio turnover rate (D)	0%	0%		0%

(A) The Catalyst Hedged Futures Strategy Fund Class A, Class C and Class I shares commenced operations on August 30, 2013.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)   Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D) Not annualized.

(E)   Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F) Annualized.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund (formerly Catalyst/CP Core Equity Fund)
Financial Highlights

For a Share Outstanding Throughout Each Period
	Class A (A)					Class C (A)
	For the		For the	For the		For the	For the	For the
	Year Ended		Year Ended	Period Ended		Year Ended	Year Ended	Period Ended
	June 30, 2014		June 30, 2013	June 30, 2012		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$ 12.40		$ 10.68	$ 10.00		$ 12.28	$ 10.64	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (B)	-	(F)	0.01	-	(F)	(0.10)	(0.08)	(0.04)
Net realized and unrealized gain on investments	4.26		1.73	0.68		4.19	1.73	0.68
Total from investment operations	4.26		1.74	0.68		4.09	1.65	0.64

LESS DISTRIBUTIONS:
From net investment income	-		(0.02)	-		-	(0.01)	-
From net realized gains on investments	(1.23)		-	-		(1.23)	-	-
Total distributions	(1.23)		(0.02)	-		(1.23)	(0.01)	-

Net asset value, end of period	$ 15.43		$ 12.40	$ 10.68		$ 15.14	$ 12.28	$ 10.64

Total return (C)	35.52%		16.30%	6.80%	(D)	34.44%	15.47%	6.40%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 31,000		$ 23,331	$ 20,530		$ 608	$ 256	$ 27
Ratios to average net assets
Expenses, before waiver and reimbursement	1.56%		1.57%	1.81%	(E)	2.31%	2.32%	2.56%	(E)
Expenses, net waiver and reimbursement	1.35%		1.35%	1.35%	(E)	2.10%	2.10%	2.10%	(E)
Net investment loss, before waiver and reimbursement	(0.20)%		(0.14)%	(0.39)%	(E)	(0.95)%	(0.89)%	(1.18)%	(E)
Net investment income (loss), net waiver and reimbursement	0.01%		0.08%	0.07%	(E)	(0.74)%	(0.67)%	(0.72)%	(E)
Portfolio turnover rate	108%		97%	74%	(D)	108%	97%	74%	(D)

	Class I (A)
	For the
	Period Ended
	June 30, 2014

Net asset value, beginning of period	$ 15.30

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (B)	0.01
Net realized and unrealized gain on investments	0.12
Total from investment operations	0.13

Net asset value, end of period	$ 15.43

Total return (C,D)	0.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 118
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	1.51%
Expenses, net waiver and reimbursement (E)	1.10%
Net investment income, before waiver and reimbursement (E)	0.18%
Net investment income, net waiver and reimbursement (E)	0.59%
Portfolio turnover rate (D)	108%

(A) The Catalyst Dynamic Alpha Fund Class A and Class C shares commenced operations on December 22, 2011, Class I shares commenced operations on June 6, 2014.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)   Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D) Not annualized.
(E) Annualized.
(F) Represents an amount less than $0.01 per share.

CATALYST FUNDS
Catalyst/EquityCompass Buyback Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
	Class A (A)	Class C (A)	Class I(A)
	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	June 30, 2014	June 30, 2014	June 30, 2014

Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment loss (B)	(0.02)	(0.06)	(0.01)
Net realized and unrealized gain on investments	0.21	0.22	0.23
Total from investment operations	0.19	0.16	0.22

Net asset value, end of period	$ 10.19	$ 10.16	$ 10.22

Total return (C,D)	1.90%	1.60%	2.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 6,464	$ 5,567	$ 11,042
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	1.99%	2.74%	1.74%
Expenses, net waiver and reimbursement (E)	1.50%	2.25%	1.25%
Net investment loss, before waiver and reimbursement (E)	(0.94)%	(1.71)%	(0.68)%
Net investment loss, net waiver and reimbursement (E)	(0.45)%	(1.22)%	(0.19)%
Portfolio turnover rate (D)	384%	384%	384%

(A) The Catalyst/EquityCompass Buyback Strategy Fund Class A, Class C and Class I shares commenced operations on December 31, 2013.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D) Not annualized.
(E) Annualized.

CATALYST FUNDS
Catalyst/Groesbeck Growth of Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
	Class A (A)
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011		June 30, 2010

Net asset value, beginning of period	$ 13.75		$ 11.77		$ 11.60		$ 9.21		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income	0.11	(B)	0.13	(B)	0.09	(B)	0.12		0.04
Net realized and unrealized gain (loss) on investments	2.09		2.02		0.27		2.38		(0.79)
Total from investment operations	2.20		2.15		0.36		2.50		(0.75)

LESS DISTRIBUTIONS:
From net investment income	(0.11)		(0.13)		(0.08)		(0.11)		(0.04)
From net realized gains on investments	(0.74)		(0.04)		(0.11)		(0.00)	(C)	-
Total distributions	(0.85)		(0.17)		(0.19)		(0.11)		(0.04)

Net asset value, end of period	$ 15.10		$ 13.75		$ 11.77		$ 11.60		$ 9.21

Total return (D)	16.36%		18.42%		3.26%		27.35%		(7.47)%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 16,182		$ 13,111		$ 10,644		$ 7,649		$ 4,126
Ratios to average net assets
Expenses, before waiver and reimbursement	1.69%		1.79%		1.98%		2.31%		3.81%	(F)
Expenses, net waiver and reimbursement	1.55%		1.55%		1.55%		1.55%		1.55%	(F)
Net investment income (loss), before waiver and reimbursement	0.61%		0.77%		0.33%		0.37%		(0.90)%	(F)
Net investment income, net waiver and reimbursement	0.75%		1.01%		0.76%		1.13%		1.36%	(F)
Portfolio turnover rate	25%		15%		26%		25%		11%	(E)

	Class C (A)
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011		June 30, 2010

Net asset value, beginning of period	$ 13.59		$ 11.65		$ 11.51		$ 9.15		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.00	(B,C)	0.03	(B)	(0.01)	(B)	0.04		0.04
Net realized and unrealized gain (loss) on investments	2.06		2.00		0.29		2.37		(0.85)
Total from investment operations	2.06		2.03		0.28		2.41		(0.81)

LESS DISTRIBUTIONS:
From net investment income	(0.00)	(C)	(0.05)		(0.03)		(0.05)		(0.04)
From net realized gains on investments	(0.74)		(0.04)		(0.11)		(0.00)	(C)	-
Total distributions	(0.74)		(0.09)		(0.14)		(0.05)		(0.04)

Net asset value, end of period	$ 14.91		$ 13.59		$ 11.65		$ 11.51		$ 9.15

Total return (D)	15.51%		17.49%		2.53%		26.42%		(8.11)%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 540		$ 559		$ 484		$ 87		$ 6
Ratios to average net assets
Expenses, before waiver and reimbursement	2.44%		2.54%		2.73%		3.06%		4.56%	(F)
Expenses, net waiver and reimbursement	2.30%		2.30%		2.30%		2.30%		2.30%	(F)
Net investment income (loss), before waiver and reimbursement	(0.13)%		0.02%		(0.49)%		(0.38)%		(2.07)%	(F)
Net investment income (loss), net waiver and reimbursement	0.01%		0.26%		(0.06)%		0.38%		0.19%	(F)
Portfolio turnover rate	25%		15%		26%		25%		11%	(E)

(A) The Catalyst/Groesbeck Growth of Income Fund Class A and Class C commenced operations on December 30, 2009.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C) Income or Realized capital gains distributed were less than $0.01 per share.

(D)  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(E) Not annualized.
(F) Annualized.

CATALYST FUNDS
Catalyst/Groesbeck Growth of Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period
	Class I (A)
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011

Net asset value, beginning of period	$ 13.75		$ 11.77		$ 11.60		$ 10.29

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income	0.14	(B)	0.16	(B)	0.12	(B)	0.09
Net realized and unrealized gain on investments	2.09		2.02		0.27		1.33
Total from investment operations	2.23		2.18		0.39		1.42

LESS DISTRIBUTIONS:
From net investment income	(0.14)		(0.16)		(0.11)		(0.11)
From net realized gains on investments	(0.74)		(0.04)		(0.11)		(0.00)	(C)
Total distributions	(0.88)		(0.20)		(0.22)		(0.11)

Net asset value, end of period	$ 15.10		$ 13.75		$ 11.77		$ 11.60

Total return (D)	16.65%		18.71%		3.51%		13.94%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 3,058		$ 2,838		$ 2,179		$ 1,237
Ratios to average net assets
Expenses, before waiver and reimbursement	1.44%		1.54%		1.73%		2.06%	(F)
Expenses, net waiver and reimbursement	1.30%		1.30%		1.30%		1.30%	(F)
Net investment income, before waiver and reimbursement	0.85%		1.02%		0.61%		0.62%	(F)
Net investment income, net waiver and reimbursement	0.98%		1.26%		1.04%		1.38%	(F)
Portfolio turnover rate	25%		15%		26%		25%	(E)

(A) The Catalyst/Groesbeck Growth of Income Fund Class I commenced operations on November 24, 2010.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C) Realized capital gains distributed were less than $0.01 per share.
(D) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E) Not annualized.
(F) Annualized.

CATALYST FUNDS
Catalyst/Lyons Hedged Premium Return Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
	Class A (A)	Class C (A)	Class I (A)
	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	June 30, 2014	June 30, 2014	June 30, 2014

Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.67

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment loss (B)	(0.01)	(0.05)	(0.00)	(F)
Net realized and unrealized gain (loss) on investments	0.65	0.64	(0.04)	(G)
Total from investment operations	0.64	0.59	(0.04)

Net asset value, end of period	$ 10.64	$ 10.59	$ 10.63

Total return (C,D)	6.40%	5.90%	(0.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 5,879	$ 9	$ 53
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	4.62%	5.37%	2.96%
Expenses, net waiver and reimbursement (E)	1.50%	2.25%	1.25%
Net investment loss, before waiver and reimbursement (E)	(3.35)%	(4.10)%	(2.28)%
Net investment loss, net waiver and reimbursement (E)	(0.23)%	(0.98)%	(0.57)%
Portfolio turnover rate (D)	38%	38%	38%

(A) The Catalyst Lyons Hedged Premium Fund Class A and Class C shares commenced operations on December 31, 2013, Class I shares commenced operations on June 6, 2014.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D) Not annualized.
(E) Annualized
(F) Represents an amount less than $0.01 per share.

(G)  As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ending June 30, 2014, primarily due to the class launching on June 6, 2014 which does not represent a full year.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
	Class A (A)				Class C (A)
	For the		For the		For the	For the
	Year Ended		Period Ended		Year Ended	Period Ended
	June 30, 2014		June 30, 2013		June 30, 2014	June 30, 2013

Net asset value, beginning of period	$ 12.12		$ 10.00		$ 12.04	$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (B)	0.18		0.18		0.08	0.11
Net realized and unrealized gain on investments	2.73		2.10		2.72	2.08
Total from investment operations	2.91		2.28		2.80	2.19

LESS DISTRIBUTIONS:
From net investment income	(0.08)		(0.07)		(0.06)	(0.06)
From net realized gains on investments	(0.45)		(0.09)		(0.45)	(0.09)
Total distributions	(0.53)		(0.16)		(0.51)	(0.15)

Net asset value, end of period	$ 14.50		$ 12.12		$ 14.33	$ 12.04

Total return (C)	24.29%		23.04%	(D)	23.51%	22.13%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 76,417		$ 14,262		$ 24,157	$ 2,494
Ratios to average net assets
Expenses, before waiver and reimbursement	1.77%		2.23%	(E)	2.52%	2.98%	(E)
Expenses, net waiver and reimbursement	1.50%		1.50%	(E)	2.25%	2.25%	(E)
Net investment income, before waiver and reimbursement	1.05%		0.86%	(E)	0.33%	0.11%	(E)
Net investment income , net waiver and reimbursement	1.32%		1.59%	(E)	0.59%	0.84%	(E)
Portfolio turnover rate	165%		126%	(D)	165%	126%	(D)

	Class I (A)
	For the
	Period Ended
	June 30, 2014

Net asset value, beginning of period	$ 14.57

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (B)	0.01
Net realized and unrealized loss on investments	(0.07)	(F)
Total from investment operations	(0.06)

Net asset value, end of period	$ 14.51

Total return (C,D)	(0.41)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 135
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	1.90%
Expenses, net waiver and reimbursement (E)	1.20%
Net investment income, before waiver and reimbursement (E)	0.13%
Net investment income , net waiver and reimbursement (E)	0.83%
Portfolio turnover rate (D)	165%

(A) The Catalyst/Lyons Tactical Allocation Fund Class A and Class C shares commenced operations on July 2, 2012, Class I shares commenced operations on June 6, 2014.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)   Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D) Not annualized.
(E) Annualized.

(F)  As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ending June 30, 2014, primarily due to the class launching on June 6, 2014 which does not represent a full year.

CATALYST FUNDS
Catalyst Macro Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
	Class A (A)	Class C (A)	Class I(A)
	For the	For the	For the
	Period Ended	Period Ended	Period Ended
	June 30, 2014	June 30, 2014	June 30, 2014

Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (B)	0.01	(0.01)	0.02
Net realized and unrealized gain on investments	0.25	0.25	0.24
Total from investment operations	0.26	0.24	0.26

Net asset value, end of period	$ 10.26	$ 10.24	$ 10.26

Total return (C,D)	2.60%	2.40%	2.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 5,560	$ 32,046	$ 5,336
Ratios to average net assets
Expenses, before waiver and reimbursement (E,F)	2.22%	2.97%	1.97%
Expenses, net waiver and reimbursement (E,F)	1.95%	2.70%	1.70%
Net investment income (loss), before waiver and reimbursement (E,F,G)	0.10%	(0.59)%	0.31%
Net investment income (loss), net waiver and reimbursement (E,F,G)	0.37%	(0.32)%	0.58%
Portfolio turnover rate (D)	204%	204%	204%

(A) The Catalyst Macro Strategy Fund Class A, Class C and Class I shares commenced operations on March 11, 2014.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D) Not annualized.
(E) Annualized.
(F) The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(G) Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

CATALYST FUNDS
Catalyst/MAP Global Capital Appreciation Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
	Class A (A)				Class C (A)
	For the	For the	For the		For the	For the	For the
	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended	Period Ended
	June 30, 2014	June 30, 2013	June 30, 2012		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$ 11.04	$ 10.02	$ 10.00		$ 10.93	$ 9.95	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (B)	0.15	0.25	0.14		0.05	0.16	0.09
Net realized and unrealized gain (loss) on investments	2.69	1.12	(0.11)	(G)	2.68	1.12	(0.14)	(G)
Total from investment operations	2.84	1.37	0.03		2.73	1.28	(0.05)

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.29)	(0.01)		(0.06)	(0.24)	(0.00)	(F)
From net realized gains on investments	(0.20)	(0.06)	-		(0.20)	(0.06)	-
Total distributions	(0.32)	(0.35)	(0.01)		(0.26)	(0.30)	-

Net asset value, end of period	$ 13.56	$ 11.04	$ 10.02		$ 13.40	$ 10.93	$ 9.95

Total return (C)	26.10%	13.75%	0.26%	(D)	25.26%	12.92%	(0.47)%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 18,917	$ 9,735	$ 4,469		$ 6,072	$ 3,045	$ 1,025
Ratios to average net assets
Expenses, before waiver and reimbursement	1.77%	2.05%	3.54%	(E)	2.52%	2.80%	4.29%	(E)
Expenses, net waiver and reimbursement	1.55%	1.55%	1.55%	(E)	2.30%	2.30%	2.30%	(E)
Net investment income (loss), before waiver and reimbursement	0.96%	1.73%	(0.49)%	(E)	0.20%	0.98%	(1.24)%	(E)
Net investment income, net waiver and reimbursement	1.18%	2.23%	1.50%	(E)	0.42%	1.48%	0.75%	(E)
Portfolio turnover rate	50%	28%	25%	(D)	50%	28%	25%	(D)

	Class I (A)
	For the
	Period Ended
	June 30, 2014

Net asset value, beginning of period	$ 13.48

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (B)	0.02
Net realized and unrealized gain on investments	0.06
Total from investment operations	0.08

Net asset value, end of period	$ 13.56

Total return (C,D)	0.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 136
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	1.81%
Expenses, net waiver and reimbursement (E)	1.25%
Net investment income , before waiver and reimbursement (E)	1.40%
Net investment income, net waiver and reimbursement (E)	1.96%
Portfolio turnover rate (D)	50%

(A) Catalyst/MAP Global Capital Appreciation Fund Class A and C commenced operations on July 29, 2011, Class I shares commenced operations on June 6, 2014.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D) Not annualized.
(E) Annualized.
(F) Represents an amount less than $0.01 per share.

(G)  As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ending June 30, 2014, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values of the Fund's portfolio.

CATALYST FUNDS
Catalyst/MAP Global Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
	Class A (A)				Class C (A)
	For the	For the	For the		For the	For the	For the
	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended	Period Ended
	June 30, 2014	June 30, 2013	June 30, 2012		June 30, 2014	June 30, 2013	June 30, 2012

Net asset value, beginning of period	$ 10.88	$ 10.14	$ 10.00		$ 10.84	$ 10.09	$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (B)	0.16	0.22	0.15		0.07	0.14	0.11
Net realized and unrealized gain on investments	1.50	0.90	0.03		1.50	0.89	0.00	(F)
Total from investment operations	1.66	1.12	0.18		1.57	1.03	0.11

LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.33)	(0.04)		(0.13)	(0.23)	(0.02)
From net realized gains on investments	(0.24)	(0.05)	-		(0.24)	(0.05)	-
Total distributions	(0.45)	(0.38)	(0.04)		(0.37)	(0.28)	(0.02)

Net asset value, end of period	$ 12.09	$ 10.88	$ 10.14		$ 12.04	$ 10.84	$ 10.09

Total return (C)	15.51%	11.13%	1.83%	(D)	14.70%	10.27%	1.08%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 14,158	$ 9,626	$ 4,925		$ 4,616	$ 2,375	$ 1,786
Ratios to average net assets
Expenses, before waiver and reimbursement	1.83%	1.98%	2.81%	(E)	2.58%	2.73%	3.56%	(E)
Expenses, net waiver and reimbursement	1.55%	1.55%	1.55%	(E)	2.30%	2.30%	2.30%	(E)
Net investment income (loss), before waiver and reimbursement	1.07%	1.62%	0.32%	(E)	0.36%	0.87%	(0.43)%	(E)
Net investment income, net waiver and reimbursement	1.36%	2.05%	1.58%	(E)	0.64%	1.30%	0.83%	(E)
Portfolio turnover rate	42%	53%	39%	(D)	42%	53%	39%	(D)

	Class I (A)
	For the
	Period Ended
	June 30, 2014

Net asset value, beginning of period	$ 12.13

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (B)	0.01
Net realized and unrealized gain on investments	0.05
Total from investment operations	0.06

LESS DISTRIBUTIONS:
From net investment income	(0.10)
Total distributions	(0.10)

Net asset value, end of period	$ 12.09

Total return (C,D)	0.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 121
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	1.66%
Expenses, net waiver and reimbursement (E)	1.25%
Net investment income, before waiver and reimbursement (E)	1.35%
Net investment income, net waiver and reimbursement (E)	1.76%
Portfolio turnover rate (D)	42%

(A) Catalyst/MAP Global Total Return Income Fund Class A shares and Class C shares commenced operations on July 29, 2011, Class I shares commenced operations on June 6, 2014.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D) Not annualized.
(E) Annualized.
(F) Represents an amount less than $0.01 per share.

CATALYST FUNDS
Catalyst/Princeton Floating Rate Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
	Class A (A)				Class C (A)				Class I(A)
	For the		For the		For the		For the		For the		For the
	Year Ended		Period Ended		Year Ended		Period Ended		Year Ended		Period Ended
	June 30, 2014		June 30, 2013		June 30, 2014		June 30, 2013		June 30, 2014		June 30, 2013

Net asset value, beginning of period	$ 10.19		$ 10.00		$ 10.19		$ 10.00		$ 10.19		$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (B)	0.45		0.21		0.36		0.15		0.47		0.21
Net realized and unrealized gain on investments	0.40		0.15	(F)	0.40		0.18	(F)	0.40		0.16	(F)
Total from investment operations	0.85		0.36		0.76		0.33		0.87		0.37

LESS DISTRIBUTIONS:
From net investment income	(0.41)		(0.17)		(0.35)		(0.14)		(0.43)		(0.18)
From net realized gains on investments	(0.00)	G)	-		(0.00)	(G)	-		(0.00)	(G)	-
Total distributions	(0.41)		(0.17)		(0.35)		(0.14)		(0.43)		(0.18)

Net asset value, end of period	$ 10.63		$ 10.19		$ 10.60		$ 10.19		$ 10.63		$ 10.19

Total return (C)	8.53%		3.59%	(D)	7.56%		3.25%	(D)	8.76%		3.71%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 31,621		$ 225		$ 8,874		$ 46		$ 30,817		$ 6,689
Ratios to average net assets
Expenses, before waiver and reimbursement (H)	1.65%		3.23%	(E)	2.42%		3.98%	(E)	1.35%		2.98%	(E)
Expenses, net waiver and reimbursement (H)	1.40%		0.65%	(E)	2.17%		1.40%	(E)	1.10%		0.40%	(E)
Net investment income, before waiver and reimbursement (H,I)	4.01%		1.27%	(E)	3.25%		0.52%	(E)	4.14%		1.52%	(E)
Net investment income, net waiver and reimbursement (H,I)	4.25%		3.85%	(E)	3.45%		3.10%	(E)	4.48%		4.10%	(E)
Portfolio turnover rate	92%		90%	(D)	92%		90%	(D)	92%		90%	(D)

(A) The Catalyst/Princeton Floating Rate Income Fund Class A, Class C and Class I shares commenced operations on December 31, 2012.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)   Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D) Not annualized.
(E) Annualized.

(F)  As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ending June 30, 2014, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values of the Fund's portfolio.

(G) Represents an amount less than $0.01 per share.
(H) The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(I) Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

CATALYST FUNDS
Catalyst/SMH High Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year
	Class A
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011	June 30, 2010

Net asset value, beginning of year	$ 6.20		$ 6.48		$ 7.11		$ 6.95	$ 6.25

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income	0.40	(A)	0.40	(A)	0.52	(A)	0.51	0.58
Net realized and unrealized gain (loss) on investments	(0.27)		(0.13)		(0.29)		0.56	0.81
Total from investment operations	0.13		0.27		0.23		1.07	1.39

LESS DISTRIBUTIONS:
From net investment income	(0.42)		(0.40)		(0.53)		(0.52)	(0.58)
From net realized gains on investments	(0.25)		(0.15)		(0.33)		(0.39)	(0.11)
Total distributions	(0.67)		(0.55)		(0.86)		(0.91)	(0.69)

Net asset value, end of year	$ 5.66		$ 6.20		$ 6.48		$ 7.11	$ 6.95

Total return (B)	2.31%		4.16%		4.02%		15.84%	23.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 36,845		$ 67,154		$ 100,536		$ 99,854	$ 50,837
Ratios to average net assets
Expenses, before waiver and reimbursement	1.53%		1.47%		1.46%		1.48%	1.59%
Expenses, net waiver and reimbursement	1.45%		1.45%		1.45%		1.45%	1.45%
Net investment income, before waiver and reimbursement	6.56%		6.19%		7.87%		7.06%	8.82%
Net investment income, net waiver and reimbursement	6.64%		6.21%		7.88%		7.09%	8.96%
Portfolio turnover rate	63%		54%		33%		58%	58%

	Class C
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011	June 30, 2010

Net asset value, beginning of year	$ 6.20		$ 6.48		$ 7.11		$ 6.96	$ 6.25

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income	0.35	(A)	0.35	(A)	0.47	(A)	0.46	0.58
Net realized and unrealized gain (loss) on investments	(0.26)		(0.13)		(0.28)		0.55	0.82
Total from investment operations	0.09		0.22		0.19		1.01	1.40

LESS DISTRIBUTIONS:
From net investment income	(0.38)		(0.35)		(0.49)		(0.47)	(0.58)
From net realized gains on investments	(0.25)		(0.15)		(0.33)		(0.39)	(0.11)
Total distributions	(0.63)		(0.50)		(0.82)		(0.86)	(0.69)

Net asset value, end of year	$ 5.66		$ 6.20		$ 6.48		$ 7.11	$ 6.96

Total return (B)	1.54%		3.41%		3.27%		14.82%	23.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 22,038		$ 29,260		$ 32,888		$ 25,522	$ 14,811
Ratios to average net assets
Expenses, before waiver and reimbursement	2.28%		2.22%		2.21%		2.23%	2.34%
Expenses, net waiver and reimbursement	2.20%		2.20%		2.20%		2.20%	2.20%
Net investment income, before waiver and reimbursement	5.78%		5.44%		7.12%		6.31%	8.14%
Net investment income, net waiver and reimbursement	5.86%		5.46%		7.13%		6.34%	8.28%
Portfolio turnover rate	63%		54%		33%		58%	58%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

CATALYST FUNDS
Catalyst/SMH High Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout the Period
Class I(A)
For the
Period Ended
June 30, 2014

Net asset value, beginning of period	$ 6.22

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (B)	0.40
Net realized and unrealized loss on investments	(0.26)
Total from investment operations	0.14

LESS DISTRIBUTIONS:
From net investment income	(0.44)
From net realized gains on investments	(0.25)
Total distributions	(0.69)

Net asset value, end of period	$ 5.67

Total return (C,D)	2.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 1,443
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	1.28%
Expenses, net waiver and reimbursement (E)	1.20%
Net investment income, before waiver and reimbursement (E)	6.67%
Net investment income, net waiver and reimbursement (E)	6.75%
Portfolio turnover rate (D)	63%

(A) The Catalyst/SMH High Income Fund Class I shares commenced operations on July 1, 2013.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D) Not Annualized.
(E) Annualized.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year
	Class A
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011		June 30, 2010

Net asset value, beginning of year	$ 6.05		$ 5.59		$ 6.59		$ 5.90		$ 5.18

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income	0.40	(A)	0.31	(A)	0.36	(A)	0.31		0.39
Net realized and unrealized gain (loss) on investments	0.07		0.46		(0.75)		0.78	(C)	0.79
Total from investment operations	0.47		0.77		(0.39)		1.09		1.18

LESS DISTRIBUTIONS:
From net investment income	(0.31)		(0.31)		(0.38)		(0.32)		(0.39)
From net realized gains on investments	-		-		(0.23)		(0.08)		(0.07)
Tax return of capital	(0.06)		-		-		-		-
Total distributions	(0.37)		(0.31)		(0.61)		(0.40)		(0.46)

Net asset value, end of year	$ 6.15		$ 6.05		$ 5.59		$ 6.59		$ 5.90

Total return (B)	7.92%		14.15%		(5.63)%		18.56%		23.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 22,722		$ 23,408		$ 33,969		$ 53,720		$ 6,365
Ratios to average net assets
Expenses, before waiver and reimbursement	1.59%		1.55%		1.55%		1.56%		2.31%
Expenses, net waiver and reimbursement	1.55%		1.55%		1.55%		1.55%		1.55%
Net investment income, before waiver and reimbursement	6.36%		5.32%		6.17%		4.98%		5.52%
Net investment income, net waiver and reimbursement	6.40%		5.32%		6.17%		4.99%		6.28%
Portfolio turnover rate	72%		60%		39%		60%		46%

	Class C
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011		June 30, 2010

Net asset value, beginning of year	$ 6.04		$ 5.59		$ 6.58		$ 5.90		$ 5.18

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income	0.35	(A)	0.27	(A)	0.32	(A)	0.27		0.35
Net realized and unrealized gain (loss) on investments	0.08		0.45		(0.74)		0.76	(C)	0.79
Total from investment operations	0.43		0.72		(0.42)		1.03		1.14

LESS DISTRIBUTIONS:
From net investment income	(0.26)		(0.27)		(0.34)		(0.27)		(0.35)
From net realized gains on investments	-		-		(0.23)		(0.08)		(0.07)
Tax return of capital	(0.06)		-		-		-		-
Total distributions	(0.32)		(0.27)		(0.57)		(0.35)		(0.42)

Net asset value, end of year	$ 6.15		$ 6.04		$ 5.59		$ 6.58		$ 5.90

Total return (B)	7.29%		13.12%		(6.18)%		17.53%		22.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 22,517		$ 22,077		$ 26,567		$ 32,753		$ 8,702
Ratios to average net assets
Expenses, before waiver and reimbursement	2.34%		2.30%		2.30%		2.31%		3.06%
Expenses, net waiver and reimbursement	2.30%		2.30%		2.30%		2.30%		2.30%
Net investment income, before waiver and reimbursement	5.63%		4.57%		5.50%		4.23%		5.13%
Net investment income, net waiver and reimbursement	5.67%		4.57%		5.50%		4.24%		5.89%
Portfolio turnover rate	72%		60%		39%		60%		46%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(C)  As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2011, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout the Period
	Class I (A)
	For the
	Period Ended
	June 30, 2014

Net asset value, beginning of period	$ 6.09

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (B)	0.45
Net realized and unrealized loss on investments	(0.01)	(F)
Total from investment operations	0.44

LESS DISTRIBUTIONS:
From net investment income	(0.33)
From net realized gains on investments	-
Tax return of capital	(0.06)
Total distributions	(0.39)

Net asset value, end of period	$ 6.14

Total return (C,D)	7.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 1,602
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	1.34%
Expenses, net waiver and reimbursement (E)	1.30%
Net investment income, before waiver and reimbursement (E)	7.28%
Net investment income, net waiver and reimbursement (E)	7.34%
Portfolio turnover rate (D)	72%

(A) The Catalyst/SMH Total Return Income Fund Class I shares commenced operations on July 1, 2013.
(B) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D) Not Annualized.
(E) Annualized.

(F)  As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ending June 30, 2014, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values of the Fund's portfolio.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2014                                                                                                                                      ANNUAL REPORT

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of twenty-eight series. These financial statements include the following seventeen series: Catalyst Small-Cap Insider Buying Fund (formerly Catalyst Value Fund), Catalyst Hedged Insider Buying Fund (formerly Catalyst Strategic Insider Fund), Catalyst Insider Buying Fund, Catalyst Insider Long/Short Fund, Catalyst Event Arbitrage Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Dynamic Alpha Fund (formerly Catalyst/CP Core Equity Fund), Catalyst/EquityCompass Buyback Strategy Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/Lyons Hedged Premium Return Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Macro Strategy Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/MAP Global Total Return Income Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/SMH High Income Fund and the Catalyst/SMH Total Return Income Fund (each a “Fund” and collectively, the “Funds”). The Funds are registered as non-diversified. The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisers, LLC (the “Manager” or “CCA”).

Hedged Futures was organized originally as a limited partnership (“Harbor Assets, L.P.”) in December 2005. Effective as of the close of business on August 30, 2013, all of the assets, subject to liabilities of Harbor Assets, L.P. were transferred to the Fund in exchange for Class A Shares of the Futures Strategy Fund. The net assets value of the Fund’s shares on the close of business August 30, 2013, after the reorganization, was $10.00 for Class A shares and received in-kind capital contributions of securities and cash valued at $6,328,662 in exchange for 632,866 Class A shares. Class C shares and Class I shares commenced operations on August 30, 2013.

The Hedged Premium Return and Buyback Strategy Funds commenced operations on December 31, 2013. The Macro Strategy Fund commenced operations on March 11, 2014.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

All Funds currently offer three classes of shares Class A, Class C and Class I. Class I shares for the Hedged Insider Buying, Insider Buying, Insider Long/Short, Dynamic Alpha, Hedged Premium Return, Tactical Allocation, Global Capital Appreciation, Global Total Return Income commenced operations on June 6, 2014 and High Income and Total Return Income on July 1, 2013. Each class differs as to sales and redemption charges and ongoing fees.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board, pursuant to the procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2014 for each Fund’s assets and liabilities measured at fair value:

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

(a) Refer to the Portfolio of Investments for security classifications.

(b) As of and during the year ended June 30, 2014, except for High Income, Total Return Income and Event Arbitrage, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is shown for the High Income, Total Return Income and Event Arbitrage.

(c) There were no transfers into or out of Level 1 and Level 2 during the period except as noted in the following table for Small-Cap Insider for two Tronox warrants previously priced at the last official sale price currently priced off the underlying security.  It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

(d) Less than $1.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

The following is a reconciliation of Trump Entertainment Resorts, Inc. and Energy Conversion Devices, Inc., (High Income and Total Return Income), and Storage Networks, Inc., American Medical Alert Corp., and Trius Therapeutics, Inc. (Event Arbitrage), for which Level 3 inputs were used in determining value:

(a)

Less than $1.

The total change in unrealized appreciation included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2014 was $0, $99,927 and $63,894 for Event Arbitrage, High Income and Total Return Income, respectively.

Quantitative disclosures of unobservable inputs and assumptions used by Event Arbitrage, High Income and Total Return Income are below.

Fair value securities as a percent of net assets at June 30, 2014 were 0.0%, 0.0% and 0.0% for Event Arbitrage, High Income, and Total Return Income, respectively.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

b)

    Accounting for Options - The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk.  When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio.  If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. For the year or period ended June 30, 2014, the Hedged Insider Buying, Insider Long/Short, Event Arbitrage, Hedged Futures, Macro Strategy, Global Capital Appreciation, Global Total Return Income, Hedged Premium Return, and Total Return Income were permitted to invest in options.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

A summary of option contracts written during the year or period ended June 30, 2014 were as follows:

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

All options purchased and options written by the Funds are on equity securities including exchange traded funds. The derivatives are not accounted for as hedging instruments under GAAP.  The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2014, were as follows:

Fund	Derivative	Location of derivatives on Statements of Assets and Liabilities		Fair value of asset/liability derivatives	
Hedged Insider Buying					
	Call options purchased	Investments in securities, at value		$	1,548,750
	Put options purchased	Investments in securities, at value			878,910
	Call options written	Options written			(58,824)
			Totals	$	2,368,836
Event Arbitrage					
	Purchased call options	Investments in securities, at value		$	47,268
	Put options written	Options written			(53,183)
	Call options written	Options written			(73,550)
			Totals	$	(79,465)
Hedged Futures					
	Purchased put options	Investments in securities, at value		$	23,750
	Purchased call options	Investments in securities, at value			9,983,750
	Call options written	Options written			(10,121,250)
			Totals	$	(113,750)
Hedged Premium Return					
	Purchased put options	Investments in securities, at value		$	6,880
Macro Strategy					
	Purchased call options	Investments in securities, at value		$	53,950
	Purchased put options	Investments in securities, at value			22,250
	Call options written	Options written			(15,679)
			Totals	$	60,521
Global Capital Appreciation					
	Call options written	Options written		$	(139,430)
Global Total Return Income					
	Call options written	Options written		$	(150,475)
Total Return Income					
	Call options written	Options written		$	(45,193)

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations for the year or period ended June 30, 2014, were as follows:

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

Offsetting of Financial Assets and Derivative Assets

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2014.

(1)

Written options at value as presented in the Portfolio of Investments.

(2)

The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

c)

Federal Income Tax - The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

As of and during the year or period ended June 30, 2014, the Funds’ did not have a liability for any unrecognized tax expense. The Funds’ recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2014, the Funds’ did not incur any interest or penalties. As required, management has analyzed the Funds tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended June 30, 2011, June 30, 2012 and June 30, 2013 for the Funds) or expected to be taken as of June 30, 2014 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

d)

Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date.

e)

Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

f)

Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

g)

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h)

Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i)

Redemption Fees and Sales Charges (loads) - A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Small-Cap Insider, Hedged Insider Buying, Insider Buying, Insider Long/Short, Event Arbitrage, Hedged Futures, Dynamic Alpha, Buyback Strategy, Growth of Income, Hedged Premium Return, Tactical Allocation, Macro Strategy, Global Capital Appreciation, Global Total Return Income, and Total Return Income.  A maximum sales charge of 4.75% is imposed on Class A shares of the Floating Rate Income and High Income Fund.  Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A and prior to November 30, 2013 was imposed on Class C shares in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year or period ended June 30, 2014, there were CDSC fees of $2,918, $1,057, $2,595, $279, $270, $22, $1,908, $743, $426, $300, $748, $983 paid by shareholders of the Small-Cap Insider, Hedged Insider Buying, Insider Buying, Event Arbitrage, Hedged Futures, Dynamic Alpha, Tactical Allocation, Global Capital Appreciation, Global Total Return Income, Floating Rate Income, High Income and Total Return Income respectively, to the Manager.  There were no CDSC fees paid by the shareholders of Insider Long/Short, Growth of Income, Buyback Strategy, Hedged Premium Return and Macro Strategy.

j)

Security Loans - The Small-Cap Insider, Hedged Insider Buying and Buyback Strategy Funds have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, and retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

collateral falls below 102% plus accrued interest of the loaned securities, the lender's agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

k)

Commission Recapture - The following Funds executed trades with a certain broker pursuant to a commission recapture agreement under which certain fund expenses could be paid by such broker or rebates could be given to each participating Fund.   For the year ended June 30, 2014, the amount received by the participating Funds under this arrangement was as follows: Small-Cap Insider $15,827, Hedged Insider Buying $1,143 and Insider Long/Short $701.

l)

Short Sales - The Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.  To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

m)

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

(2)

INVESTMENT TRANSACTIONS

For the year or period ended June 30, 2014, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

 (3) MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ respective investment policies and restrictions. The investment sub-advisors are responsible for the day-to-day management of their Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Funds have entered into Expense Limitation Agreements under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution plan; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on the Fund’s average daily net assets.  Each waiver or reimbursement by the Manager is subject to repayment by the Funds within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Funds are able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the year or period ended June 30, 2014, the Manager waived management fees and reimbursed expenses as follows:

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

As of June 30, 2014, the Manager may recapture a portion of the waived and/or reimbursed amounts no later than the dates as stated below:

A Trustee and Officer of the Trust is also the controlling member of MFund Services and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Officers of the Trust and Trustees who are "interested persons" of the Trust or the Manager will receive no salary or fees from the Trust.  Trustees who are not "interested persons" as that term is defined in the 1940 Act, will be paid a quarterly retainer of $350 per Fund in the Trust and $500 per special board meeting attended at the discretion of the Chairman. The Chairman of the Trust’s Audit Committee receives a $400 annual fee per Fund.  Prior to March 31, 2014 trustees received a retainer of $250 per fund.  The fees paid to the Trustees are paid in Fund shares. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse the Funds’ Distributor and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

As of June 30, 2014, the Manager may recapture a portion of the waived and/or reimbursed amounts no later than the dates as stated below:

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

(4)   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year or period ended June 30, 2014 and June 30, 2013 was as follows:

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

As of June 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on 1256 contracts, and adjustments for real estate investment trusts, partnerships, passive foreign investment companies and business development companies.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes Event Arbitrage incurred and elected to defer such late year losses of $146,044.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

The Regulated Investment Company Modernization Act of 2010 which was enacted on December 22, 2010 requires the Funds to utilize post-enactment (non-expiring) capital losses prior to pre-enactment capital loss carryovers for fiscal year ends beginning after the date of enactment.  As a result, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized.  At June 30, 2014, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014                                                                                                                                      ANNUAL REPORT

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclassification of ordinary distributions and net operating losses, adjustments for real estate investment trusts, grantor trusts, passive foreign investment companies, partnerships, defaulted bonds, non-deductible expense, and for the capitalization of in lieu of dividend payments, resulted in reclassification for the year or period ended June 30, 2014 for the following Funds as follows:

(5) UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Hedged Futures and Hedged Insider Buying Funds currently invest a portion of their assets in the Fidelity Institutional Money Market Portfolio.  The Funds may redeem their investments from the Fidelity Institutional Money Market Portfolio at any time if the Manager determines that it is in the best interest of the Funds and their shareholders to do so.

The performance of the Funds may be directly affected by the performance of the Fidelity Institutional Money Market Portfolio.  The Fidelity Institutional Money Market Portfolio invests at least 80% of its assets in U.S. Treasury bills, notes, trust receipts and direct obligations of the U.S. Treasury and repurchase agreements relating to direct Treasury obligations.  The financial statements of the Fidelity Institutional Money Market Portfolio, including the portfolio of investments, can be found at Fidelity’s website www.fidelity.com or the SEC’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements.  As of June 30, 2014 the percentage of the Hedged Insider Buying and Hedged Futures net assets invested in the Fidelity Institutional Money Market Portfolio were 26.3% and 62.8%, respectively.

(6) SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements except as denoted below.

Effective July 7, 2014 the name of the Catalyst Strategic Insider Fund has been changed to the Catalyst Hedged Insider Buying Fund and the Catalyst/CP Core Equity Fund has been changed to the Catalyst Dynamic Alpha Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Small-Cap Insider Buying Fund,

Catalyst Hedged Insider Buying Fund,

Catalyst Insider Buying Fund,

Catalyst Insider Long/Short Fund,

Catalyst Event Arbitrage Fund,

Catalyst Hedged Futures Strategy Fund,

Catalyst Dynamic Alpha Fund,

Catalyst/EquityCompass Buyback Strategy Fund,

Catalyst/Groesbeck Growth of Income Fund,

Catalyst/Lyons Hedged Premium Return Fund,

Catalyst/Lyons Tactical Allocation Fund,

Catalyst Macro Strategy Fund,

Catalyst/MAP Global Capital Appreciation Fund,

Catalyst/MAP Global Total Return Income Fund,

Catalyst/Princeton Floating Rate Income Fund,

Catalyst/SMH High Income Fund

and Catalyst/SMH Total Return Income Fund

We have audited the accompanying statements of assets and liabilities of Catalyst Small-Cap Insider Buying Fund (formerly Catalyst Value Fund), Catalyst Hedged Insider Buying Fund (formerlyCatalyst Strategic Insider Fund), Catalyst Insider Buying Fund, Catalyst Insider Long/Short Fund, Catalyst Event Arbitrage Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Dynamic Alpha Fund (formerly Catalyst/CP Core Equity Fund), Catalyst/EquityCompass Buyback Strategy Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/Lyons Hedged Premium Return Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Macro Strategy Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/MAP Global Total Return Income Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund (the "Funds"), each a series of shares of beneficial interest in Mutual Fund Series Trust, including the portfolios of investments, as of June 30, 2014, and the related statements of operations for the year or periods then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods presented.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2014 by correspondence with the custodian, brokers or other appropriate parties and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Catalyst Small-Cap Insider Buying Fund (formerly Catalyst Value Fund), Catalyst Hedged Insider Buying Fund (formerly Catalyst Strategic Insider Fund), Catalyst Insider Buying Fund, Catalyst Insider Long/Short Fund, Catalyst Event Arbitrage Fund, Catalyst Hedged Futures Strategy Fund, Catalyst Dynamic Alpha Fund (formerly Catalyst/CP Core Equity Fund), Catalyst/EquityCompass Buyback Strategy Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/Lyons Hedged Premium Return Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Macro Strategy Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/MAP Global Total Return Income Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund as of June 30, 2014, and the results of their operations for the year or periods then ended, and the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 29, 2014

CATALYST FUNDS

ADDITIONAL INFORMATION (Unaudited)

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

CATALYST FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)

June 30,2014

SHAREHOLDER VOTING RESULTS

At a Special Meeting of Shareholders of the Tactical Allocation Fund (the “Fund”) on April29, 2014, shareholders of record at the close of business on February11, 2014 voted to approve the following proposals:

Proposal 1: To approve a new Sub-Advisory Agreement betweenCatalyst Capital Advisors LLCand Lyons Wealth Management, LLC, with respect to the Fund, a series of Mutual Fund Series Trust (the “Trust”).

	Shares Voted In Favor	Shares Voted Against or Abstentions
Tactical Allocation	2,168,438	657,764

Proposal 2:To approve the Fund’s reliance on an order granted by the Securities and Exchange Commission under which the Fund has been granted for exemption from certain provisions of Section 15(a) of the Investment Company Act of 1940.

	Shares Voted In Favor	Shares Voted Against or Abstentions
Tactical Allocation	2,164,493	661,595

Consideration and Approval of Management Agreement with Catalyst Capital Advisors, LLC with respect to theCatalyst Macro Strategy Fund

The Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including the Independent Trustees, unanimously approved the Management Agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst” or the “Adviser”), on behalf of the Catalyst Macro Strategy Fund (the “Fund”), (the “Management Agreement”), at a meeting of the Board of Trustees held on February11, 2014.

In connection with their deliberations regarding approval of the Management Agreement with Catalyst with respect to the Fund, the Trustees reviewed Catalyst’s responses to a series of questions regarding, among other things, Catalyst’s past investment performance, proposed services, comparative information regarding the Fund’s proposed fees and expenses, and Catalyst’s anticipated profitability from managing the Fund (“Catalyst’s Fund 15c Response”).

Performance.Because the Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund.  to the Trustees considered the performance information contained in the Board materials of each of the other existing series of the Trust advised by Catalyst. During the review of the performance of theexisting funds managed by Catalyst for various periods ending January 31, 2014 and noted Catalyst’s years of experience as the advisor to funds in the Trust. The Trustees then concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Management Agreement and that the likelihood of satisfactory performance could be reasonably inferred.

Fees and Expenses.  As to comparative fees and expenses, the Trustees considered the management fee to be paid by the Fund and compared it to management fees paid by a peer group of funds selected by Catalyst as well as the Morningstar Multi-Alternative category.  The Trustees also compared the total expense ratio of the Fund with the expense ratios of the funds in the peer group and Morningstar Multi-Alternative category.  The Trustees noted the fee is higher than other Catalyst funds, but agreed that the Fund’s strategy is complex, actively traded, and includes global asset classes.

The Trustees noted that the Fund will pay Catalyst a management fee of 1.50% of the Fund’s average daily net assets, which was higher than the average advisory fee of the peer group as well as higher than the average advisory fee of the Morningstar Multi-Alternative category average.  They noted that the 1.50% management fee was lower than that of the highest fee charged in the peer group by over 1.00%.  In reference to the net expense ratio, the Trustees noted with approval that Catalyst’s proposed to limit the Fund’s net annual operating expenses to 1.95% of the Fund’s average daily net assets, which was lower than both the peer group average and the Morningstar category average.  The Trustees concluded that the Fund’s management fee was reasonable for the services provided.

Profitability.

As to the costs of the services to be provided and the profits to be realized by Catalyst, the Trustees reviewed an analysis of Catalyst’s estimated profitability from its relationship with the Fund. The Board discussed Catalyst’s profitability and concluded that Catalyst’s estimated level of profitability from its relationship to the Fund for the initial term of the Management Agreement was modest and not excessive.

Economies of Scale. As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that, based on their discussions with Trust officers regarding the expected assets in the Fund over the next two years, the absence of breakpoints was acceptable under the circumstances.

As a result of their deliberations, the Trustees, including the Independent Trustees, unanimously determined that approval of the Management Agreement was in the best interests of the Fund’s shareholders.

Consideration and Approval of Sub-Advisory Agreement Between Catalyst Capital Advisors, LLC and Castle Financial & Retirement Planning Associates Inc. with respect to the Catalyst Macro Strategy Fund

The Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including the Independent Trustees, unanimously approved the Sub-Advisory Agreement between Catalyst Capital Advisors, LLC (“Catalyst”) and Castle Financial & Retirement Planning Associates Inc. (“CFRP”) on behalf of the Catalyst Macro Strategy Fund (the “Fund”) (the “Sub-Advisory Agreement”), at a meeting of the Board of Trustees held on February 11, 2014.

In connection with their deliberations regarding approval of the Sub-Advisory Agreement with CFRP with respect to the Fund, the Trustees reviewed CFRP’s responses to a series of questions regarding, among other things, CFRP’s past investment performance, proposed services, comparative information regarding the Fund’s proposed fees and expenses, and CFRP’s anticipated profitability from managing the Fund (“CFRP 15c Response”).

Performance. Because the Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund.  A representative from Catalyst informed the Board that based on CFRP’s individual client-based operations, no such prior performance information was available for review.  The Trustees noted that CFRP’s investment program would be overseen by Catalyst, which has maintained a long track record of serving as advisor to funds.  A representative from Catalyst reported that the Catalyst had carefully reviewed CFRP’s research approach, their commentary on companies in which they invest, the indicators CFRP uses in its decision-making, and Catalyst believes CFRP can provide quality returns.  The Trustees then reviewed CFRP’s quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Sub-Advisory Agreement and concluded that CFRP has the tools to successfully manage the Fund.

Nature, Extent & Quality of Services.As to the nature, extent and quality of the services to be provided by CFRP to the Fund, the Trustees reviewed the CFRP 15c Response, which provided information on the officers, owners, and compliance record of CFRP.  The Trustees discussed CFRP’s compliance program and noted the firm’s apparent dedication to maintaining a strong compliance culture based on its retention of third party compliance firm and counsel to assist in its compliance with federal securities laws. Fund Counsel then discussed the resources required to implement the Fund’s complex and actively traded investment strategy.  The Trustees concluded that CFRP has the potential to deliver quality services to the Fund.

Fees and Expenses.  As to comparative fees and expenses, the Trustees considered the management fees paid by the Fund.  They discussed the fee sharing between Catalyst and sub-advisor, and the sharing of duties and responsibilities.  After further discussion, the Trustees concluded that the Fund’s proposed sub-advisory fee was acceptable.

Profitability.

As to the costs of the services to be provided and the profits to be realized by CFRP, the Trustees reviewed CFRP’s estimates of profitability.  They noted that CFRP anticipated a very modest profit in the first year of operations.  The Board concluded that CFRP’s estimated level of profitability from its relationship to the Fund was not excessive.

Economies of Scale. As to economies of scale, the Trustees noted that the Management Agreement between the Trust and Catalyst and the Sub-Advisory Agreement do not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that, based on their discussions with Trust officers regarding the expected assets in the Fund over the next two years, the absence of breakpoints was acceptable under the circumstances.

As a result of their deliberations, the Trustees, including the Independent Trustees, unanimously determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund’s shareholders.

Consideration and Renewal of Management Agreement with Catalyst Capital Advisors, LLC with respect to theCatalyst Event Arbitrage Fund, Catalyst Insider Long-Short Fund and Catalyst/Lyons Tactical Allocation Fund

In connection with the regular meeting held on February 11, 2014, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), discussed the renewal of a management agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to the Catalyst Event Arbitrage Fund (the “Event Arbitrage Fund”), Catalyst Insider Long-Short Fund (the “Insider Fund”) and the Catalyst/Lyons Tactical Allocation Fund(the “Tactical Allocation Fund”) (each, a “Fund” and, collectively, the “Funds”), (the “Management Agreement”).

In connection with their deliberations regarding the renewal of the Management Agreement with Catalyst with respect to the Funds, the Trustees reviewed Catalyst’s responses to a series of questions regarding, among other things, Catalyst’s past investment performance, Catalyst’s proposed services to the Funds, comparative information regarding the Funds’ proposed fees and expenses, and Catalyst’s anticipated profitability from managing the Funds (“Catalyst 15c Response”).

Nature, Extent and Quality of Service.As to the business and the qualifications of the personnel, the Trustees examined a copy of Catalyst’s registration statement on Form ADV and discussed, in particular, the experience of its fund management personnel.  The Trustees also considered Catalyst’s duties under the terms of the Management Agreement.  A representative of Catalyst reminded the Board that Catalyst had adopted a compliance program with the purpose of preventing and detecting violations of the Funds’ investment policies and limitations, as well as federal securities laws.  The Board noted Catalyst’s long track record of compliance with federal securities laws.  The Trustees discussed Catalyst’s ongoing responsiveness to the Board and the Trust’s Chief Compliance Officer, and noted their satisfaction with Catalyst’s communication with the Board.  Following discussion, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to each Fund under the Management Agreement.

Performance.As to the Funds’ performance, the Board referred to the Catalyst 15c Response, which compared the Funds’ performance to the S&P Total Return Index (“S&P Index”) as well as a comparison to the relevant Morningstar category.

With respect to the Event Arbitrage Fund (Class A), the Board noted that the Fund returned 1.36% for the one-year period ended December 31, 2013, underperforming the S&P Index which returned 32.39%.  The Event Arbitrage Fund also underperformed the Morningstar Long/Short Equity category during the same period, which had a one-year return of 14.62%.  The Board discussed that the Fund follows an arbitrage strategy and a Trustee explained that arbitrage opportunities are limited when interest rates are low, which has been a drag on performance.  They also noted the unique mandate of the arbitrage strategy.  The Board then concluded that they were generally satisfied with the performance of the Event Arbitrage Fund.

With respect to the Insider Fund (Class A), the Board stated that the Fund returned -2.07% for the one-year period ended December 31, 2013, underperforming the S&P Index which returned 32.39%.  The Insider Fund also underperformed the Morningstar Long/Short Equity category during the same period, which had a one-year return of 14.62%.  The Board discussed that the Fund follows a market neutral strategy, and would typically underperform in a bull market and then discussed the performance of certain of the Fund’s short positions.  The Trustees then discussed the performance of the Fund’s strategy in the recent market conditions and noted that the Fund was relatively new and had a limited performance history to evaluate. The Board then concluded that they were remained confident in the underlying thesis of the Insider Fund and that a longer track record will aid the Board in evaluating the Fund’s performance.

With respect to the Tactical Allocation Fund (Class A), the Board stated that the Fund returned 38.45% for the one-year period ended December 31, 2013, outperforming the S&P Index which returned 32.39%, and the Morningstar Large Cap Blend category during the same period, which had a one-year return of 31.54%.  The Board was pleased with the Tactical Allocation Fund’s performance.

Profitability.As to the costs of the services to be provided and the profits realized by Catalyst, the Trustees reviewed the firm’s estimates of its profitability and financial information about the firm in respect to each of the Funds contained in Catalyst’s 15c Response. The Trustees noted that Catalyst indirectly receives the benefit of 12b-1 fees as a resource for distribution related expenses.

With respect to the Event Arbitrage Fund, Tactical Allocation Fund and Insider Fund, the Board noted that Catalyst had not yet reached profitability, and thus, the Trustees concluded that they were satisfied that Catalyst’s level of profitability from its relationship with each Fund was not excessive.

Fees and Expenses.As to comparative fees and expenses, the Trustees considered the management fee paid by each Fund and compared that fee to management fees paid by funds in a relevant peer group.  The Trustees also compared the total expense ratio of each Fund with the expense ratios of the funds in the applicable peer group.

With respect to the Event Arbitrage Fund, the Trustees noted that the Fund’s 1.25% advisory fee was above the average of its peer group, yet it was equivalent to the Morningstar Long/Short Equity category average and slightly above the Morningstar Market Neutral Category Average.  They further noted that the Fund’s 1.75% net expense ratio was lower than both its peer group average as well as the Morningstar Long/Short Equity category average.

With respect to the Insider Fund, the Trustees noted that the Fund’s 1.25% advisory fee was lower than the average of its peer group and equal to the Morningstar Long/Short Equity category average.  They further noted that the Fund’s 1.50% net expense ratio was lower than both its peer group average as well as the Morningstar Long/Short Equity category average.

With respect to the Tactical Allocation Fund, The Trustees noted that while the Fund’s advisory fee was above the averages of its peer group and the Morningstar Large Cap Blend category, the advisory fee and expense ratio were within the high/low range of fees of the peer group and Morningstar category. They further noted that the Fund’s 1.50% net expense ratio was lower than both its peer group average as well as the Morningstar Large Cap Blend category average.  They discussed at length the services specifically provided by Catalyst, in light of the sub-advisory arrangement.  They noted that Catalyst closely monitors the portfolio, providing daily review of portfolio, NAV oversight, performance monitoring and commission/brokerage evaluation.  In addition, it was noted that Catalyst provides insight to the sub-adviser regarding insider buying activity.

Following the discussion, the Trustees concluded that each Fund’s management fee was reasonable.

Economies of Scale.As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Catalyst to share the economies of scale with a Fund and its shareholders if the Fund experiences a substantial growth in assets.  The Trustees recognized that the Fund’s had not yet reached asset levels which would justify breakpoints and concluded that the absence of breakpoints was acceptable under the circumstances.

After considering the factors discussed above and others, the Trustees, including the Independent Trustees, unanimously determined that renewal of the Management Agreement was in the best interests of the Catalyst Event Arbitrage Fund’s, Catalyst Insider Long-Short Fund’s, and the Catalyst/Lyons Tactical Allocation Fund’s shareholders.

Consideration and Approval of Sub-Advisory Agreement with Lyons Wealth Management, LLC with respect to the Catalyst/Lyons Tactical Allocation Fund

In connection with the regular meeting held on February 11, 2014, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), discussed the approval of a sub-advisory agreement between the Catalyst Capital Advisers, LLC (“Catalyst”) and  Lyons Wealth Management, LLC (“Lyons”), with respect to the Catalyst/Lyons Tactical Allocation Fund (the “Fund”), (the “Sub-Advisory Agreement”).

In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Trustees reviewed Lyons’ responses to a series of questions regarding, among other things, Catalyst’s past investment performance, Lyons’ proposed services to the Fund, comparative information regarding the Fund’s proposed fees and expenses, and Catalyst’s anticipated profitability from managing the Fund (“Lyons 15c Response”). The Trustees noted that Lyons is not affiliated with the transfer agent, underwriter, or custodian, and therefore does not derive any benefits from the relationships these parties have with the Fund.

Nature, Extent and Quality of Services.As to the nature, extent and quality of the services provided by Lyons, the Trustees reviewed the Lyons 15c Response and  Form ADV, Parts 1 and 2, which provided information on the corporate structure, officers, owners, and compliance record of Lyons.  The Board considered Lyons’ duties under the terms of the Sub-Advisory Agreement and reviewed the services provided by Lyons to the Fund. The Board discussed the experience of the key personnel servicing the Fund and noted that there were no changes in personnel servicing the Fund or in the management of Lyons in connection with the change of ownership.   The Board then discussed Lyons’ compliance program with the Trust’s Chief Compliance Officer who reviewed her findings from a recent on-site examination of Lyons. The Trustees discussed their concerns with respect to Lyons’ untimely notification of the change in ownership to Catalyst, but acknowledged that Lyons overall compliance program appears to be sound. The Board acknowledged that Lyons utilizes the services of a reputable compliance consulting firm and that the compliance firm provides support and periodically reviews Lyons compliance program. In response to questions from the Trustees, a representative of Catalyst explained that Catalyst has been satisfied with the quality of services provided to the Fund by Lyons under an existing sub-advisory agreement. The Trustees then concluded that Lyons had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the services to be provided by Lyons was satisfactory.

Performance.  As to the Fund’s performance, the Board of Trustees referred to the Lyons 15c Response, which compared the Fund’s performance to the S&P 500 Total Return Index (“S&P Index”).  The Trustees considered that the Fund’s 38.45% return (Class A shares) for the one-year period ending December 31, 2013 outperformed the return of the S&P Index, which returned 32.39% for the same period.  They noted that, since inception, the Fund also outperformed their benchmark with an annualized return of 29.32% as compared to 25.12%.  The Trustees concluded that based on the Fund’s performance over prior periods and the experience and qualifications of the portfolio management team, that Lyons was expected to obtain an acceptable level of investment returns to shareholders.

Fees and Expenses.  As to fees and expenses for Lyons’ services, the Trustees considered that the Fund pays Catalyst 1.25% of the Fund’s average daily net assets and, pursuant to the Sub-Advisory Agreement, Catalyst will pay to Lyons 50% of the advisory fee Catalyst receives from the Fund, less fee waivers due to the expense caps and any revenue sharing, administration, account-based and asset-based fees or sub-transfer agency fees not paid by the Fund. The Board recognized that the fee received by Lyons would be significantly reduced by fee waivers and those expenses of the Fund that Catalyst and Lyons have agreed to share. The Board considered that Lyons charges a management fee for its services to other accounts with similar investment strategies in exchange for management fees that is higher than the Fund’s proposed sub-advisory fee. The Trustees considered the allocation of the fees paid to Lyons and Catalyst in comparison to the services rendered, and determined that the fees retained by Lyons for its management of the Fund’s portfolio was reasonable and that the sub-advisory fees were acceptable in light of the quality of the services the Fund has received and is expected to continue to receive from Lyons.

Profitability. As to the costs of the services to be provided and the profits to be realized by Lyons, the Trustees reviewed Lyons’ analysis of its profitability and its financial condition, and noted that Lyons had not yet reached profitability in its relationship with the Fund.  Therefore, the Trustees concluded that Lyons’ level of profitability from its relationship to the Fund was not excessive.

Economies of Scale. As to economies of scale, the Trustees noted that the Sub-Advisory Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Lyons to share its economies of scale with the Fund and its shareholders if the Fund experienced a substantial growth in assets.  However, the Trustees recognized that the Fund had not yet reached asset levels where Lyons could realize significant economies of scale and that the absence of breakpoints was acceptable.

After considering the factors discussed above and others, the Trustees, including the Independent Trustees, unanimously determined that approval of the Sub-Advisory Agreement was in the best interests of the Catalyst/Lyons Tactical Allocation Fund’s shareholders.

Consideration and Renewal of Management Agreement with Catalyst Capital Advisors, LLC

In connection with the regular meeting held on May 15, 2014, the Board of Trustees of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), discussed the renewal of a management agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to the Catalyst Small Cap Insider Buying Fund (the “Small Cap Fund”), Catalyst/SMH High Income Fund (the “High Income Fund”), Catalyst/SMH Total Return Income Fund (the “Total Return Fund”), Catalyst/Groesbeck Growth of Income Fund (the “Groesbeck Fund”), Catalyst Strategic Insider Fund (the “Strategic Insider Fund”), Catalyst Insider Buying Fund (the “Insider Buying Fund”),Catalyst/MAP Global Total Return Income Fund (the “Global Total Return Fund”) and the Catalyst/MAP Global Capital Appreciation Fund (the “Global Capital Appreciation Fund”) (each, a “Fund” and, collectively, the “Funds”), (the “Management Agreement”).

In connection with their deliberations regarding renewal of the Management Agreement, the Trustees reviewed materials prepared by Catalyst (“Catalyst 15(c) Response”) and noted that Catalyst is not affiliated with the transfer agent, underwriter or custodian, and therefore does not derive any benefits from the relationships these parties have with the Trust.  They noted that a Trustee is the controlling Member and President of MFund Services and Catalyst. The Trustees noted that MFund Services provides management and administrative services to the Funds and other Funds of the Trust. The Trustees further noted that while MFund Services has waived its fees for its administrative services to the Funds in the past, they have been informed by MFund that it intends to begin charging the Funds’ for its services under the terms of the Management Services Agreement beginning July 1, 2014.

As to the nature, extent and quality of the services provided by Catalyst to the Funds, the Trustees reviewed Catalyst’s 15(c) Response and Form ADV, which provided an overview of the services provided by Catalyst, as well as information on the officers, owners and compliance program of Catalyst.  The Board recalled the deliberations on Catalyst from the last Board meeting and concluded that Catalyst had adopted a compliance program with the purpose of preventing and detecting violations of the Funds’ investment policies and limitations, as well as federal securities laws.  They noted Catalyst’s continuing responsiveness to the Board and the Trust’s CCO, and expressed their satisfaction with Catalyst’s communication with the Board.  Following discussion, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to each Fund under the Management Agreement.

As to the Funds’ performance on a comparative basis, the Board reviewed each Fund’s performance for one year, five year, ten year and since inception periods ended March 31, 2014, as applicable, compared to the performance of its Morningstar category.

As to the Small Cap Fund’s relative performance, the Trustees noted the Fund’s outperformance of both the peer group and Morningstar Small Cap Value Category for the one-year and since inception periods and the Fund underperformed both the peer group and the Morningstar category for the five-year period.  A representative from Catalyst reminded the Board of the change in the Fund’s strategy in 2013 and then discussed the Fund’s strong relative performance for the one year period. After further discussion, the Board concluded that the Fund’s performance was acceptable.

The Board then reviewed the performance of the High Income Fund and Total Return Fund noting that the day-to-day portfolio management had been delegated to the sub-adviser, SMH Capital Advisors, Inc.(“SMH”). The Board reviewed the performance of the High Income Fund, noting that the Fund had underperformed both the peer group and Morningstar High Yield Bond category for the one-year and since inception periods ended March 31, 2014, but that the Fund outperformed the peer group for the five-year period, however.  A representative from Catalyst discussed the Fund’s underperformance for the one year period and explained that the sub-adviser’s investment strategy focuses on companies with tangible assets, and therefore the Fund did not invest in certain industries (like financial services) that have performed well recently.  In response to a question from a Trustee, a representative from Catalyst discussed SMH’s experience and success with this investment strategy and noted that no investment strategy performs well under all market conditions. The Trustees agreed that, over a full market cycle, the sub-adviser, and the Fund’s performance overall, should be more successful.  After further discussion, the Board concluded that the performance was acceptable.

With respect to the Total Return Fund, the Trustees reviewed the one-year, five-year and since inception periods ended March 31, 2014, and noted that the Fund had outperformed the peer group as well as the Morningstar Moderate Allocation category for the five-year period and outperformed the peer group for the one year period. They further noted that the Fund underperformed the Morningstar category for the one year period and underperformed both the peer group and the Morningstar category for the since inception period.  A representative from Catalyst reviewed the Fund’s investment strategy with the Board and discussed the differences in the strategies of the Morningstar category funds.  The Board noted that the Fund’s yield has been consistently strong, and the Board was satisfied with the performance results and found them acceptable.

The Trustees discussed the performance of the Groesbeck Fund.  A representative from Catalyst stated that Catalyst had entered into a sub-advisory agreement that delegates day-to-day portfolio management functions to Groesbeck.  The Trustees noted that the Fund had underperformed both the peer group and the Morningstar Large Cap Blend category for the one year and since inception periods. A representative from Catalyst reviewed the Fund’s investment strategy and explained that the Fund is more conservative than most large cap funds and tends to perform well in declining markets but underperform in bull markets such as the market in 2013. After further discussion regarding the Fund’s performance, the Board was satisfied with the Fund’s performance.

The Board reviewed the performance of the Strategic Insider Fund, noting that the Fund had outperformed both the peer group and the Morningstar Long/Short Equity category for the one-year and since inception periods ended March 31, 2014. The Board was pleased on the Fund’s consistent outperformance as compared to its benchmarks.  After further discussion, the Board concluded that the performance was acceptable.

With respect to the Insider Buying Fund, the Trustees reviewed both the one-year and since inception periods ended March 31, 2014, and noted that the Fund had outperformed both categories for both periods.  A representative from Catalyst noted that the Insider Buying Fund has consistently outperformed its benchmarks and the improvement in the performance and growth in the assets of the Fund since the change to the insider investment strategy.  The Board was satisfied with the performance results and found them acceptable.

The Board then reviewed the performance of the Global Total Return and Global Capital Appreciation Fund noting that the day-to-day portfolio management had been delegated to the sub-adviser, MAP.  With respect to the Global Total Return Fund, the Board noted that the Fund had outperformed both the peer group and the Morningstar World Allocation Equity category for the one-year and since inception periods ended March 31, 2014.   After discussion, the Board concluded that the performance was acceptable.

As to the performance of the Global Capital Appreciation Fund, the Board reviewed the performance of the Fund for the one-year and since inception periods ended March 31, 2014. They noted that the Fund had underperformed the peer group and Morningstar World Stock category for the one-year period, but that the Fund had outperformed both the peer group and the Morningstar category for the since inception period.  The Trustees stated that they were pleased with the Fund’s performance over the past several years.  After further discussion, the Board concluded that the Global Total Return Fund’s performance was acceptable.

The Board then considered the profits realized by Catalyst in connection with the operation of each Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  A Trustee noted that a majority of the Funds had not yet reached the asset levels necessary for Catalyst to realize a profit.  They further noted that the profitable funds were not yet at levels where Catalyst could realize significant economies of scale.  The Trustees noted that Catalyst receives some collateral benefits from its relationship with the Funds, and they discussed those benefits. The Trustees concluded that because of each Fund’s current asset levels and, where applicable, expense limitation agreements, Catalyst’s level of profitability from its relationship with each Fund was not excessive.

As to comparative fees and expenses, the Trustees considered the management fee paid by each Catalyst Fund and compared that fee to the management fees paid by other funds in a peer group.

The Trustees noted that the Small Cap Fund’s management fee of 1.25% was above the Morningstar Small Cap Value category average and peer group average, at the top of the hig/low range of fees paid by bt the peer group funds and within the high/low range of the fees paid by the Morningstar category funds.   The Trustees also noted that the Fund’s total expense ratio was higher than the Morningstar category average but less than that of the peer group average.

With respect to the High Income Fund, the Board discussed the fact that the Fund’s management fee and expense ratio were higher than the Morningstar High Yield category and peer group averages. They noted, however, that the Fund’s management fee and expense ratio were within the high/low range of the fees and expense ratios of the peer group funds and Morningstar category funds.  The Board noted that the High Income Fund actively manages a concentrated portfolio, in contrast to its peers and discussed the impact of the sub-advisory fee on the fee the Board was able to negotiate with Catalyst.

With respect to the Total Return Fund, the Board discussed the fact that the Fund’s management fee was higher than the Morningstar Moderate Allocation category average as well as higher than the peer group average, but lower than certain funds in the peer group and the Morningstar category. The Board further noted that the Fund’s expense ratio was higher than the peer group’s average and the Morningstar category average.  The Board then considered the Fund’s unique strategy and a representative of Catalyst expressed his opinion that most of the comparable funds in its Morningstar category did not receive the same level expertise and proprietary research as the Fund receives.  The discussed the sub-advisory fee and its relationship to the advisory fee.  The Trustees concluded that the advisory fee for the High Income Fund and Total Return Fund were not unreasonable.

With respect to the Groesbeck Fund, the Board observed that the Fund’s management fee of 1.00% was higher than its peer group average as well as the Morningstar Large Blend category average, but within the high/low range of management fees of the funds in the Morningstar category and at the top of the high/low range of management fees paid by the peer group funds.  A representative of Catalyst noted that certain funds in the Morningstar category charged management fees that are very low, and these outliers drive down the mean management fee for the peer group.  He further noted that the Fund’s management fee is significantly lower than the highest management fee charged by funds within the category. The Trustees then discussed the Fund’s expense ratio, noting it was higher than the Morningstar Large Blend category average, and slightly higher than the peer group but within the high/low range of fees of each the peer group funds and the Morningstar category funds.

With respect to the Strategic Insider Fund, the Board noted that the Fund’s management fee was exactly in line with the average management fee charged by the respective peer group and Morningstar category.  They noted that the Fund’s expense ratio was lower than both the peer group average as well as the Morningstar Long/Short Category average.

With respect to the Insider Buying Fund, the Board discussed the fact that the Fund’s management fee of 1.00% was higher than the peer group average as well as higher than the Morningstar Large Cap Value category average.  They noted that the fee charged by the Fund was equivalent to the highest management fee paid by funds in its peer group. The Board further noted that the Fund’s expense ratio was higher than its respective Morningstar category average yet lower than the average peer group expense ratio.

With respect to the Global Total Return Fund, the Board reviewed the data, which indicated that the Fund’s management fee was higher than the management fee of its peer group and the Morningstar World Allocation category but within the high/low range of fees of both the peer group and Morningstar category.  The Board noted that the Fund’s expense ratio was higher than the Morningstar World Allocation category average but in-line with its peer group average and below the highest expense ratio within the Morningstar category.

With respect to the Global Capital Appreciation Fund, the Board stated that the Fund’s management fee of 1.00% was higher than the Morningstar World Stock category average yet lower than its peer group average. The Trustees noted that the Fund’s expense ratio was also lower than its peer group average yet above the Morningstar category average. A representative of Catalyst noted that the averages are driven down by funds containing significantly larger assets under management, which may allow for economies of scale not yet realized by the Fund.  The Trustees also stated that the Fund’s expense ratio was lower than a significant number of comparable funds.

The Trustees concluded that each Fund’s management fee was reasonable in light of the services the Fund receives from Catalyst, the size of the Funds, Catalyst’s oversight of the sub-advisers (where applicable) and the level of fees paid by similar funds.

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Catalyst to share its economies of scale with the Funds, and their respective shareholders should a Fund reach a significant level of assets under management.  The Board also discussed Catalyst’s profitability analysis and discussed how a breakpoint might financially impact Catalyst.  The Trustees noted that Catalyst was still waiving advisory fees and/or reimbursing expenses for the Funds. A representative of Catalyst explained that while Catalyst intends to limit each of the Fund’s net expenses (excluding certain expenses as set forth in the current expense limitation agreement) after the expiration of the current expense limitation agreements through to October 31, 2015, it is considering increasing the caps of certain of the Funds, including the Small Cap Insider Buying, Strategic Insider and the Insider Long-Short Funds.

The Trustees determined that none of the Funds had not reached asset levels where economies of scale could be shared with shareholders and therefore concluded that economies of scale was not a relevant consideration at that time.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and Catalyst is in the best interests of each of Catalyst Small Cap Insider Buying Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst Strategic Insider Fund, Catalyst Insider Buying Fund,Catalyst/MAP Global Total Return Income Fund, and the Catalyst/MAP Global Capital Appreciation Fund, and their respective shareholders.

Consideration and Renewal of Sub-Advisory Agreement with Groesbeck Investment Management Corp., LLC with respect to the Catalyst/Groesbeck Growth of Income Fund

In connection with the regular meeting held on May 15, 2014, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), discussed the renewal of a sub-advisory agreement between the Catalyst Capital Advisers, LLC (“Catalyst”) and Groesbeck Investment Management Corp. (“Groesbeck”), with respect to the Catalyst/Groesbeck Growth of Income Fund (the “Fund”), (the “Sub-Advisory Agreement”).

In connection with their deliberations regarding renewal of the Sub-Advisory Agreement the Trustees reviewed materials prepared by Groesbeck (“Groesbeck’s 15(c) Response”).  The Trustees recalled their discussion regarding the nature, extent and quality of the services provided by Groesbeck during their consideration of the sub-advisory agreement between Catalyst and Groesbeck for another Fund in the Trust at the April 1, 2014 Board meeting. The Board agreed that their conclusions remained unchanged and their deliberations regarding Groesbeck at the April 1, 2014 Board meeting should be incorporated.

As to the nature, extent and quality of the services provided by Groesbeck to the Fund, the Trustees considered that the Board is well acquainted with the backgrounds and qualifications of the Groesbeck personnel.  The Trustees discussed the nature of Groesbeck’s operations and the quality of its compliance program. They noted they have enjoyed a strong working relationship with Groesbeck in connection with its sub-advisory relationship with the Trust.  The Board reviewed financial information for Groesbeck provided by the firm.  The Trustees agreed that they have been pleased with Groesbeck’s responsiveness and professionalism, and look forward to continuing this long relationship.  The Trustees concluded that Groesbeck has provided a level of service consistent with the Board’s expectations and to the benefit of the shareholders of the Fund.

The Trustees then discussed the performance of the Fund.  They noted their discussions earlier in the meeting regarding the performance of the Fund, and their conclusion that the Board was satisfied with the Fund’s performance.

The Board considered the profits realized by Groesbeck in connection with the operation of the Fund, based on information provided in Groesbeck’s 15(c) Response, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They noted that Groesbeck realized a small profit in connection with its relationship with the Fund and discussed all revenue related to the Fund.  The Trustees concluded that Groesbeck’s level of profitability from its relationship with the Fund was not excessive.

With respect to economies of scale, the Trustees agreed that this is primarily a Fund level issue that was considered in connection with the advisory agreement and because of the fee sharing arrangement, must be considered holistically.

As to fees for Groesbeck’s services, the Trustees considered the sub-advisory fee paid by Catalyst to Groesbeck and compared that fee to the management fees charged by Groesbeck to its other clients.  The Trustees noted that Groesbeck receives 50% of the net advisory fees received by Catalyst under the management agreement between Catalyst and the Trust for the Fund.  Groesbeck’s 15(c) response reflected that the sub-advisory fee is in line with what Groesbeck charges certain of its other clients, which ranged from 0.42% to 1.00%.  The Trustees considered the allocation of the fees paid to each Groesbeck and Catalyst in comparison to the services rendered, and determined that the fees received by Groesbeck for its management of the Fund’s portfolio was reasonable.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Sub-Advisory Agreement was in the best interests of the Catalyst/Groesbeck Growth of Income Fund and its shareholders.

Consideration and Renewal of Sub-Advisory Agreement with Managed Asset Portfolios, LLC with respect to the Catalyst/MAP Global Capital Appreciation Fund and Catalyst/MAP Global Total Return Fund

In connection with the regular meeting held on May 15, 2014, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”), discussed the renewal of a sub-advisory agreement between the adviser, Catalyst Capital Advisers, LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”) with respect to the Catalyst/MAP Global Capital Appreciation Fund (the “Capital Appreciation Fund”) and Catalyst/MAP Global Total Return Fund (the “Total Return Fund” and together with the Capital Appreciation Fund, the “Funds”), (the “Sub-Advisory Agreement”).

In connection with their deliberations regarding renewal of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by MAP (“MAP 15c Response”).

As to the nature, extent and quality of the services provided by MAP to the Funds, the Trustees reviewed MAP’s 15(c) Response.  The Trustees discussed the strong experience of the key personnel servicing the Funds. Officers of the Trust noted that MAP has been very responsive to all requests and inquiries.  The Trustees then noted that MAP has been the recipient of many awards, including a ‘PSN Top Gun Manager of the Decade’ award for its flagship Global Capital Appreciation SMA composite for the 10 year periods ending 2011, 2012, and 2013. The Trustees discussed MAP’s operations and personnel structure as well as the quality of its compliance infrastructure. The Board recognized that MAP has provided consistent and balanced programs for the Funds since the Funds’ inception and concluded that they were satisfied with the nature, extent and quality of the services provided to each Fund by MAP.

The Trustees discussed the performance of the Funds.  They noted their discussions earlier in the meeting and their conclusion that the performance of both Funds was acceptable.

As to comparative fees, the Trustees considered the sub-advisory fees paid by Catalyst to MAP and compared that fee to the management fees charged by MAP to its other clients.  The information provided by MAP reflected that the Funds’ contractual sub-advisory fee of 0.50% of the net advisory fee was lower than what MAP charges its other clients which ranged from 1.00% to 1.25%.  The Trustees considered the allocation of the fees paid to each MAP and Catalyst in comparison to the services rendered, and determined that the fees received by MAP for its management of the portfolios was reasonable.

The Board considered the profits realized by MAP in connection with the operation of the Funds, based on MAP’s 15(c) Response, and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds.  The Trustees noted that MAP realized a loss in connection with its relationship with each Fund.  The Trustees concluded that MAP’s level of profitability from its relationship with the Funds was not excessive.

With respect to economies of scale, the Trustees agreed that this is primarily a Fund level issue that was considered in connection with the advisory agreement.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Sub-Advisory Agreement between Catalyst and MAP was in the best interests of the MAP Global Capital Appreciation Fund and the MAP Global Total Return Fund, and their shareholders.

CATALYST FUNDS

TRUSTEES AND OFFICERS (Unaudited)

Disinterested Trustees

Name, AddressYear of Birth	Position(s) Heldwith Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Property, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	35	Variable Insurance Trust since 2010
Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	35	Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	35	Variable Insurance Trust since 2010

CATALYST FUNDS

TRUSTEES AND OFFICERS (Unaudited) (Continued)

Interested Trustee*** and Officers

Name, Address,Year of Birth	Position(s) Heldwith Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street Huntington, NY 11743 Year of Birth: 1962	Trustee, President and Secretary	Trustee since 7/2006; President since 2/2012; Secretary since 2/2013	Managing Member and Chief Compliance Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member and Chief Compliance Officer, AlphaCentric Advisors LLC, 2/2014 to Present; President, MFund Distributors LLC, 10/2012-present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	35	Variable Insurance Trust since 2010
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012

Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012; Senior Accounting Manager, Fixed Income, Dreyfus Corporation 2002 to 2007.

				N/A	N/A
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013

Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012; Mutual Fund Accounting Supervisor, Morgan Stanley, 1998-2007.

				N/A	N/A
CATALYST FUNDS TRUSTEES AND OFFICERS (Unaudited) (Continued)
Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013

Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).

				N/A	N/A
Debra Brown CCO Compliance 1140 Avenue of the Americas, 9th Floor New York, NY 10036 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to the present.	N/A	N/A
Jennifer A. Bailey 22 High Street Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014

Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010;  Attorney, Law Offices of Thomas J. Bailey, 7/2007 to 12/2008; Consultant/Senior Counsel, BISYS Fund Services, 9/2002 to 7/2007.

				N/A	N/A
Steve Troche 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1984	Assistant Secretary	Since 2/2013	Junior Paralegal, Gemini Fund Services, LLC, since 2012; Legal Assistant, Gemini Fund Services, LLC, 2011 to 2012; MetLife, Financial Services Representative, 2008 to 2010.	N/A	N/A

* The term of office of each Trustee is indefinite.

** The ‘Fund Complex’ includes the Trust and Variable Insurance Trust, a registered open-end investment company.

***The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund advisor.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-447-4228.

CATALYST FUNDS

INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/14) and held for the entire period through 06/30/14.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

CATALYST FUNDS

INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Actual		*Hypothetical* (5% return before expenses)	
	Fund's Annualized Expense Ratio	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Expenses Paid During Period *	Ending Account Value 06/30/14	Expenses Paid During Period *
Catalyst/Groesbeck Growth of Income Fund - Class A	1.55%	$ 1,000.00	$ 1,043.10	$ 7.85	$ 1,017.11	$ 7.75
Catalyst/Groesbeck Growth of Income Fund - Class C	2.30%	1,000.00	1,039.20	11.63	1,013.39	11.48
Catalyst/Groesbeck Growth of Income Fund - Class I	1.30%	1,000.00	1,044.30	6.59	1,018.35	6.51
Catalyst/Lyons Hedged Premium Return Fund - Class A	1.50%	1,000.00	1,064.00	7.68	1,017.36	7.50
Catalyst/Lyons Hedged Premium Return Fund - Class C	2.25%	1,000.00	1,059.00	11.49	1,013.64	11.23
Catalyst/Lyons Hedged Premium Return Fund - Class I	1.25%	1,000.00	996.30	0.85 (1)	1,018.60	6.26
Catalyst/Lyons Tactical Allocation Fund - Class A	1.50%	1,000.00	1,040.20	7.59	1,017.36	7.50
Catalyst/Lyons Tactical Allocation Fund - Class C	2.25%	1,000.00	1,036.90	11.36	1,013.64	11.23
Catalyst/Lyons Tactical Allocation Fund - Class I	1.25%	1,000.00	995.90	0.85 (1)	1,018.60	6.26
Catalyst Macro Strategy Fund - Class A	1.95%	1,000.00	1,026.00	6.06	1,015.12	9.74
Catalyst Macro Strategy Fund - Class C	2.70%	1,000.00	1,024.00	8.38	1,011.41	13.47
Catalyst Macro Strategy Fund - Class I	1.70%	1,000.00	1,026.00	5.28	1,016.36	8.50
Catalyst/MAP Global Capital Appreciation Fund - Class A	1.55%	1,000.00	1,086.50	8.02	1,017.11	7.75
Catalyst/MAP Global Capital Appreciation Fund - Class C	2.30%	1,000.00	1,082.50	11.88	1,013.39	11.48
Catalyst/MAP Global Capital Appreciation Fund - Class I	1.25%	1,000.00	1,005.90	0.86 (1)	1,018.60	6.26
Catalyst/MAP Global Total Return Income Fund - Class A	1.55%	1,000.00	1,055.90	7.90	1,017.11	7.75
Catalyst/MAP Global Total Return Income Fund - Class C	2.30%	1,000.00	1,051.90	11.70	1,013.39	11.48
Catalyst/MAP Global Total Return Income Fund - Class I	1.25%	1,000.00	1,005.10	0.86 (1)	1,018.60	6.26
Catalyst/Princeton Floating Rate Income Fund - Class A	1.45%	1,000.00	1,033.30	7.31	1,017.60	7.25
Catalyst/Princeton Floating Rate Income Fund - Class C	2.20%	1,000.00	1,028.80	11.07	1,013.88	10.99
Catalyst/Princeton Floating Rate Income Fund - Class I	1.20%	1,000.00	1,034.40	6.05	1,018.84	6.01
Catalyst/SMH High Income Fund - Class A	1.45%	1,000.00	1,012.00	7.23	1,017.60	7.25
Catalyst/SMH High Income Fund - Class C	2.20%	1,000.00	1,008.30	10.95	1,013.88	10.99
Catalyst/SMH High Income Fund - Class I	1.20%	1,000.00	1,015.10	6.00	1,018.84	6.01
Catalyst/SMH Total Return Income Fund - Class A	1.55%	1,000.00	1,022.00	7.77	1,017.11	7.75
Catalyst/SMH Total Return Income Fund - Class C	2.30%	1,000.00	1,018.30	11.51	1,013.39	11.48
Catalyst/SMH Total Return Income Fund - Class I	1.30%	1,000.00	1,021.60	6.52	1,018.35	6.51

 *Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**Annualized expense ratio does not include interest expenses or dividend expenses.

+ Catalyst Hedged Insider Buying Fund formerly the Catalyst Strategic Insider Fund

++ Catalyst Dynamic Alpha Fund formerly the Catalyst/CP Core Equity Fund

(1)  Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 25/365 to reflect the period since inception from 06/06/14 through 06/30/14.

(2) Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 112/365 to reflect the period since inception from 03/11/14 through 06/30/14.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

MUTUAL FUND SERIES TRUST

17605 Wright Street, Suite 2

Omaha, NE68130

MANAGER

Catalyst Capital Advisors, LLC

22 High Street

Huntington, NY11743

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr. Suite 110

Hauppauge, NY 11788

TRANSFER AGENT

Gemini Fund Services, LLC

17605Wright Street, Suite 2

Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

26th Floor

Philadelphia, PA19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, OH 43215

CUSTODIAN BANK

Huntington National Bank

7 EastonOval

Columbus, OH  43215

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2014	2013
Catalyst Small-Cap Insider Buying Fund	10,000	10,000
Catalyst Insider Buying Fund	10,000	10,000
Catalyst Insider Long/Short Fund	11,000	10,000
Catalyst Hedged Insider Buying Fund	11,000	11,000
Catalyst Event Arbitrage Fund	11,000	10,000
Catalyst Dynamic Alpha Fund	11,000	11,500
Catalyst/SMH High Income Fund	11,500	11,500
Catalyst/SMH Total Return Income Fund	11,500	11,500
Catalyst/Lyons Tactical Allocation Fund	10,000	10,000
Catalyst/Lyons Hedged Premium Return Fund	11,000	0
Catalyst/Groesbeck Growth of Income Fund	10,000	10,000
Catalyst/Princeton Floating Rate Income Fund	11,500	10,000
Catalyst/MAP Global Capital Appreciation Fund	11,500	11,500
Catalyst/MAP Global Total Return Income Fund	12,000	12,000
Catalyst Macro Strategy Fund	11,000	0
Catalyst/EquityCompass Buyback Strategy Fund	10,000	0
Catalyst Hedged Futures Strategy Fund	10,000	0

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2014	2013
Catalyst Small-Cap Insider Buying Fund	2,000	2,000
Catalyst Insider Buying Fund	2,000	2,000
Catalyst Insider Long/Short Fund	2,000	2,000
Catalyst Hedged Insider Buying Fund	2,000	2,000
Catalyst Event Arbitrage Fund	2,000	2,000
Catalyst Dynamic Alpha Fund	2,500	2,500
Catalyst/SMH High Income Fund	2,500	2,500
Catalyst/SMH Total Return Income Fund	2,500	2,500
Catalyst/Lyons Tactical Allocation Fund	2,000	2,000
Catalyst/Lyons Hedged Premium Return Fund	2,000	0
Catalyst/Groesbeck Growth of Income Fund	2,000	2,000
Catalyst/Princeton Floating Rate Income Fund	2,500	2,000
Catalyst/MAP Global Capital Appreciation Fund	2,500	2,500
Catalyst/MAP Global Total Return Income Fund	2,500	2,500
Catalyst Macro Strategy Fund	2,000	0
Catalyst/EquityCompass Buyback Strategy Fund	2,000	0
Catalyst Hedged Futures Strategy	2,000	0

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2014 and 2032 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2014 and 2013 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi __________
President,
Date: September 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: September 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 8, 2014